UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Check the appropriate box:
☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

GoPro, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement if Other Than The Registrant)
Payment of Filing Fee (Check all boxes that apply):
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☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED APRIL 10, 2026

April 21, 2026
Dear Stockholders:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of GoPro, Inc., which will be held virtually on Tuesday, June 2, 2026 at 11:30 a.m. (Pacific Time). The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GPRO2026, where you will be able to listen to the meeting live, submit questions and vote online. We believe that a virtual stockholder meeting provides greater access to those who may want to attend and therefore have chosen this over an in-person meeting.
The matters expected to be acted upon at the virtual Annual Meeting are described in detail in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Whether or not you plan to attend the meeting, please cast your vote as soon as possible by Internet, telephone, or by completing and returning the enclosed proxy card in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether you attend the virtual meeting. Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares at the virtual meeting.
We look forward to your attendance at our virtual Annual Meeting.
Sincerely,
Nicholas Woodman
Chief Executive Officer
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON JUNE 2, 2026 AT 11:30 A.M. (PACIFIC TIME):
THIS PROXY STATEMENT AND THE ANNUAL REPORT ARE AVAILABLE AT
www.proxyvote.com

GOPRO, INC.
3025 Clearview Way
San Mateo, California 94402

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Our Stockholders:
NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Stockholders of GoPro, Inc. will be held virtually on Tuesday, June 2, 2026, at 11:30 a.m. (Pacific Time). The virtual Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GPRO2026, where you will be able to listen to the meeting live, submit questions and vote online.
We are holding the meeting for the following purposes, which are more fully described in the accompanying proxy statement:
1.    To elect seven directors, all of whom are currently serving on our board of directors (the "Board"), each to serve until the 2027 annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal.

Nicholas Woodman	Emily S. Culp Hogue	Shaz Kahng	Susan Lyne
Tyrone Ahmad-Taylor	Michael C. Dennison	Miguel A. Lopez Ben
2.    To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.
3.     To hold a non-binding, advisory vote on the resolution to approve executive compensation.
4.     To approve an Amendment to the GoPro Inc. 2024 Equity Incentive Plan with additional 13,000,000 shares.
5.    To approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of Class A Common Stock issuable upon conversion of all Convertible Debentures and removal of the Exchange Cap.
In addition, stockholders may be asked to consider and vote upon such other business as may properly come before the meeting or any adjournment or postponement of the meeting.
Only stockholders of record at the close of business on April 7, 2026 are entitled to notice of, and to vote at, the virtual meeting and any adjournments or postponements thereof. For ten days prior to the meeting, a complete list of the stockholders entitled to vote at the virtual meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at our headquarters.
Your vote as a GoPro, Inc. stockholder is very important. Each share of GoPro Class A common stock that you own represents one vote and each share of GoPro Class B common stock that you own represents ten votes. For questions regarding your stock ownership, contact your brokerage firm or other entity that holds your shares or, if you are a registered holder, our transfer agent, Equiniti Trust Company, LLC, by calling (800) 937-5449, by writing to 1110 Centre Point Curve, Suite 101, Mendota Heights, Minnesota 55120 or by e-mailing HelpAST@equiniti.com.

By Order of the Board of Directors,
Nicholas Woodman
Chief Executive Officer
San Mateo, California
April 21, 2026

YOUR VOTE IS IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE VIRTUAL ANNUAL MEETING, WE ENCOURAGE YOU TO VOTE AND SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL. FOR ADDITIONAL INSTRUCTIONS ON VOTING BY TELEPHONE OR THE INTERNET, PLEASE REFER TO YOUR PROXY CARD. TO VOTE AND SUBMIT YOUR PROXY BY MAIL, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE VIRTUAL ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE VIA THE VIRTUAL MEETING WEBSITE. IF YOU HOLD YOUR SHARES THROUGH AN ACCOUNT WITH A BROKERAGE FIRM, BANK OR OTHER NOMINEE, PLEASE FOLLOW THE INSTRUCTIONS YOU RECEIVE FROM YOUR ACCOUNT MANAGER TO VOTE YOUR SHARES.

GOPRO, INC.
PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

Page
INFORMATION ABOUT SOLICITATION AND VOTING	1
INTERNET AVAILABILITY OF PROXY MATERIALS	1
GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD; CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE	7
NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS	15
PROPOSAL NO. 1 ELECTION OF DIRECTORS	16
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	24
PROPOSAL NO 3. APPROVAL OF THE NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION	25
PROPOSAL NO 4. APPROVAL OF AMENDMENT OF THE GOPRO INC. 2024 EQUITY INCENTIVE PLAN WITH ADDITIONAL 13,000,000 SHARES	27
PROPOSAL NO 5. APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF ALL CONVERTIBLE DEBENTURES AND REMOVAL OF THE EXCHANGE CAP	49
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	54
EXECUTIVE OFFICERS	57
COMPENSATION DISCUSSION AND ANALYSIS	59
REPORT OF THE COMPENSATION AND LEADERSHIP COMMITTEE	85
EXECUTIVE COMPENSATION TABLES	86
EQUITY COMPENSATION PLAN INFORMATION	103
RELATED PARTY TRANSACTIONS	104
REPORT OF THE AUDIT COMMITTEE	106
ADDITIONAL INFORMATION	107
OTHER MATTERS	108
APPENDIX A: FIRST AMENDMENT TO THE GOPRO, INC. 2024 EQUITY INCENTIVE PLAN	33

APPENDIX B: 2024 EQUITY INCENTIVE PLAN	34
APPENDIX C: RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES	C-1

PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION, DATED APRIL 10, 2026

GOPRO, INC.
3025 Clearview Way
San Mateo, California 94402

PROXY STATEMENT FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS

April 21, 2026
INFORMATION ABOUT SOLICITATION AND VOTING
The accompanying proxy is solicited on behalf of the board of directors ("Board") of GoPro, Inc. (“GoPro”) for use at GoPro’s 2026 Annual Meeting of Stockholders to be held virtually on June 2, 2026, at 11:30 a.m. (Pacific Time) (“Annual Meeting”), and any adjournment or postponement of the Annual Meeting. The Annual Meeting can be accessed by visiting www.virtualshareholdermeeting.com/GPRO2026, where you will be able to listen to the meeting live, submit questions and vote online. The Notice of Internet Availability of Proxy Materials and this proxy statement for the Annual Meeting (“Proxy Statement”) and the accompanying form of proxy were first distributed and made available on the Internet to stockholders on or about April 21, 2026. GoPro’s annual report on Form 10-K for the year ended December 31, 2025 filed with the U.S. Securities and Exchange Commission (“SEC”) on March 12, 2026 (“Annual Report”) will be available with this Proxy Statement by following the instructions in the Notice of Internet Availability of Proxy Materials.

INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability of Proxy Materials with instructions for accessing the proxy materials, including our Proxy Statement and Annual Report, and voting via the Internet. The Notice of Internet Availability of Proxy Materials also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this rule makes the proxy distribution process more efficient and less costly and helps in conserving natural resources.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Purpose of the Annual Meeting
At the Annual Meeting, stockholders will act upon the proposals described in this Proxy Statement.
Record Date; Quorum
Only holders of record of our Class A common stock and Class B common stock at the close of business on April 7, 2026, (“Record Date”) will be entitled to vote at the Annual Meeting. At the close of business on the Record Date, we had 137,334,678 shares of Class A common stock and 26,258,546 shares of Class B common stock outstanding and entitled to vote. Our Class B common stock has 10 votes per share, and our Class A common stock has one vote per share.

The holders of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual Meeting and conduct business under our Amended and Restated Bylaws (“Bylaws”) and Delaware law. This presence is called a quorum. Your shares are counted as present at the Annual Meeting if you are present and vote online at the Annual Meeting or if you have properly submitted a proxy.
Voting Rights; Required Vote
In deciding all matters at the Annual Meeting, each holder of shares of our common stock is entitled to one vote for each share of Class A common stock held and ten votes for each share of Class B common stock held as of the close of business on the Record Date. We do not have cumulative voting rights for the election of directors. You may vote all shares owned by you as of the Record Date, including (i) shares held directly in your name as the stockholder of record, and (ii) shares held for you as the beneficial owner in street name through a brokerage firm, bank, trustee, or other nominee.
Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Equiniti Trust Company, LLC, then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual Meeting or vote by telephone, by Internet, or by filling out and returning the proxy card.
Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a brokerage firm, bank, trustee or other nominee, then you are the beneficial owner of the shares held in street name. As a beneficial owner, you have the right to direct your nominee on how to vote the shares held in your account, and your nominee has enclosed or provided voting instructions for you to use in directing it on how to vote your shares. However, the organization that holds your shares is the stockholder of record for purposes of voting at the Annual Meeting. Because you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from the organization that holds your shares giving you the right to vote the shares at the Annual Meeting.
•Proposal No. 1 – Election of Directors. Each director will be elected by a plurality of the votes cast, which means that the seven individuals nominated for election to the Board at the Annual Meeting receiving the highest number of “FOR” votes will be elected. You may either vote “FOR” one or any of the nominees or “WITHHOLD” your vote with respect to one or any of the nominees.
•Proposal No. 2 – Ratification of Appointment of Independent Registered Accounting Firm. Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026 will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.
•Proposal No. 3 – To hold a Non-Binding, Advisory Vote on the resolution to Approve Executive Compensation. Approval on a non-binding, advisory basis of the executive compensation of our Named Executive Officers (“NEOs”) will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

•Proposal No. 4 – To Amend the 2024 Equity Incentive Plan With Additional 13,000,000 Shares. Approval of an amendment to the GoPro, Inc. 2024 Equity Incentive Plan to increase the number of shares of GoPro, Inc. common stock authorized for issuance thereunder by 13,000,000 shares will be obtained if the number of votes cast “FOR” the proposal at the Annual Meeting exceeds the number of votes “AGAINST” the proposal.

•Proposal No. 5 – To Approve, in Accordance with Nasdaq Listing Rule 5635(d), the Issuance of the Maximum Number of Shares of Class A Common Stock Issuable Upon Conversion of All Convertible Debentures and Removal of the Exchange Cap. Approval of Proposal 5 will be obtained if the number of votes cast "FOR" the proposal at the Annual Meeting exceeds the number of votes "AGAINST" the proposal.

The Effect of Withheld Votes, Broker Non-Votes and Abstentions. Broker non-votes occur when shares held by a broker for a beneficial owner are not voted either because (i) the broker did not receive voting instructions from the beneficial owner or (ii) the broker lacked discretionary authority to vote the shares. Abstentions occur when shares present at the Annual Meeting are marked “abstain.” A broker is entitled to vote shares held for a beneficial owner on “routine” matters, such as the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026, without instructions from the beneficial owner of those shares. A proxy submitted by a stockholder may indicate that the shares represented by the proxy are not being voted (stockholder withholding) with respect to a particular matter. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. All the other proposals presented at the Annual Meeting are non-routine matters. Broker non-votes, stockholder withholding, and abstentions are counted for purposes of determining whether a quorum is present but have no effect on the outcome of the matters voted upon except where brokers can exercise discretion on “routine” matters. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.
Recommendations of the Board on Each of the Proposals Scheduled to be Voted on at the Annual Meeting
The Board recommends that you vote (i) “FOR” each of the directors named in this Proxy Statement (“Proposal 1”), (ii) “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026 (“Proposal 2”), (iii) “FOR” the approval of the compensation of our Named Executive Officers (“Proposal 3”), (iv) "FOR" the approval to amend the 2024 Equity Incentive Plan with additional 13,000,000 shares ("Proposal 4"), and (v) "FOR" the approval, in accordance with Nasdaq Listing Rule 5635(d), of the issuance of the maximum number of shares of Class A Common Stock issuable upon conversion of all Convertible Debentures and removal of the Exchange Cap ("Proposal 5").
None of the directors, director nominees or executive officers has any substantial interest in any matter to be acted upon, except as noted below:

Members of our Board, director nominees and executive officers have an interest in Proposal 4, as each would be eligible to receive future awards under the 2024 EIP (as defined below). Awards under the 2024 EIP would be made at the discretion of the Compensation Committee (as defined below). Therefore, the benefits and amounts that will be received or allocated under the 2024 EIP in the future are not determinable at this time.

Currently, our non-employee directors are entitled to receive cash and equity compensation for their service as directors. Our Board has determined that non-employee directors will receive an annual RSU (as defined below) grant with a value of $135,000. In addition, non-employee directors are entitled to receive an annual cash retainer of $60,000 for service on our Board, and an additional annual cash retainer of $25,000 for the chair of the Audit Committee (as defined below), $12,500 for a non-chair Audit Committee member, $20,000 for the chair of the Compensation Committee, $10,000 for a non-chair Compensation Committee member, $20,000 for the chair of the Nominating Committee (as defined below) and $10,000 for a non-chair Nominating Committee member. The lead independent director of the Board is entitled to receive an additional annual cash retainer with a value of $27,500. All annual retainer grants of RSUs to our non-employee board members vest over a one-year period with 25% vesting on a quarterly basis.

Voting Instructions; Voting of Proxies
If you are a stockholder of record, you may:
•Vote via the Annual Meeting website - any stockholder can attend the Annual Meeting by visiting www.virtualshareholdermeeting.com/GPRO2026, where stockholders may vote and submit questions during the meeting. The Annual Meeting starts at 11:30 a.m. (Pacific Time) on June 2, 2026. Please have your 16-Digit Control Number to join the Annual Meeting. Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.proxyvote.com;
•Vote via telephone or Internet - in order to do so, please follow the instructions shown on your proxy card; or
•Vote by mail - complete, sign and date the proxy card enclosed herewith and return it before the Annual Meeting in the envelope provided.
Votes submitted by telephone or Internet must be received by 11:59 p.m. (Eastern Time) on June 1, 2026. Submitting your proxy, whether via the Internet, by telephone, or by mail, will not affect your right to vote in person should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. For Proposal 1, you may either vote “FOR” all of the nominees as a group to the Board, or you may “WITHHOLD” your vote from all nominees as a group or you may either vote "FOR" or "WITHHOLD" for any individual nominee you specify. For Proposals 2, 3, 4, and 5 you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified on the proxy card. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our Board stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

If you receive more than one proxy card, this is because your shares are registered in more than one name or are registered in different accounts. To make certain all your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone or the Internet. If voting by mail, please complete, sign and return each proxy card to ensure that all your shares are voted.
Expenses of Soliciting Proxies
GoPro will pay the expenses of soliciting proxies. Following the original mailing of the soliciting materials, GoPro and its agents, including directors, officers and other employees, without additional compensation, may solicit proxies by mail, electronic mail, telephone, by other similar means, or in person. Following the original mailing of the soliciting materials, GoPro will request brokers, custodians, nominees and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, GoPro, upon the request of the record holders, will reimburse such holders for their reasonable expenses. If you choose to access the proxy materials through the Internet, you are responsible for any Internet access charges you may incur.
Revocability of Proxies
A stockholder who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to the Corporate Secretary of GoPro (by any means) a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or Internet; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
Voting Results
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed by GoPro with the SEC in a current report on Form 8-K within four business days of the Annual Meeting.

Information regarding our Virtual Meeting

You will be able to attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/GPRO2026, where you will be able to vote electronically and submit questions during the meeting.
You will be able submit a question during the Annual Meeting via our virtual stockholder meeting website, www.virtualshareholdermeeting.com/GPRO2026. If your question is properly submitted during the relevant portion of the meeting agenda, our Director of Corporate Communications will lead the Q&A session and a response to appropriate questions will be provided during the live webcast. A webcast replay of the 2026 Annual Meeting, including the Q&A session, will also be archived on www.virtualshareholdermeeting.com/GPRO2026.
If we experience technical difficulties during the virtual meeting (e.g., a temporary or prolonged power outage), the Chairman of our Board will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/GPRO2026.
If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.

BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD;
CORPORATE GOVERNANCE STANDARDS AND DIRECTOR INDEPENDENCE
GoPro is strongly committed to good corporate governance practices. These practices provide an important framework within which our Board and management can pursue our strategic objectives for the benefit of our stockholders. Our Board has adopted Corporate Governance Guidelines ("Corporate Governance Guidelines") that set forth the role of our Board, director independence standards, board structure and functions, director selection considerations, and other governance policies. In addition, our Board has adopted written charters for its standing committees (audit, compensation and leadership, and nominating and governance), as well as a Code of Business Conduct and Ethics ("Code") that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. Our Board generally reviews each of the Corporate Governance Guidelines, the committee charters, and the Code annually and implements changes as appropriate. The Corporate Governance Guidelines, the committee charters, and the Code, and any waivers or amendments to the Code, are all available on our Investor Relations website in the “Corporate Governance” section (https://investor.gopro.com/overview/default.aspx).

Board Leadership Structure

Our Corporate Governance Guidelines provide that our Board may choose its chairperson in any way that it considers to be in the best interests of our company. The Nominating and Governance Committee of our Board ("Nominating Committee") periodically considers the leadership structure of our Board, including the separation of the chairperson and chief executive officer roles and/or appointment of a lead independent director of our Board, and makes such recommendations to our Board as our Nominating Committee deems appropriate. Our Corporate Governance Guidelines also provide that when the positions of chairperson and chief executive officer are held by the same person, the independent directors may designate a “lead independent director” with such responsibilities to include: scheduling and preparing agendas for meetings of the independent directors; serving as a liaison between the chief executive officer and the independent directors; being available, under appropriate circumstances, for consultation and direct communication with stockholders; ensuring our Board is fulfilling its oversight responsibilities in strategy, risk oversight and succession planning; and performing such other functions and responsibilities as requested by our Board from time to time.

Currently, our Board believes that it is in the best interest of our Company and our stockholders for our Chief Executive Officer, Mr. Woodman, to serve as both Chief Executive Officer and Chairman given his knowledge of our Company, industry, and strategic vision. Because Mr. Woodman has served and continues to serve in both these roles, our Board appointed Mr. Ty Ahmad-Taylor to serve as our lead independent director in 2025. As lead independent director, Mr. Ahmad-Taylor will preside over regularly scheduled meetings at which only our independent directors are present to foster open and honest communication, serve as a liaison between the Chairman and the independent directors, and perform such additional duties as our Board may otherwise determine and delegate. Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board and sound corporate governance policies and practices.

Our Board’s Role in Risk Oversight

Our Board is primarily responsible for overseeing our risk management processes. Our Board, as a whole, determines the appropriate level of risk for GoPro, assesses the specific risks that we face and reviews management’s strategies for adequately mitigating and managing the identified risks. Although our Board oversees this risk management function, the committees of our Board support our Board in discharging its oversight duties and address risks inherent in their respective areas. The Audit Committee of our Board (“Audit Committee”) reviews our financial risk exposures and the steps management has taken to monitor and control such exposures, including our procedures and related policies with respect to risk assessment and risk management. The Audit Committee also oversees our management of legal, ethics and regulatory compliance programs and risks related to our information technology systems and their related processes and procedures, including risks related to cybersecurity and privacy. The Compensation and Leadership Committee ("Compensation Committee") reviews risks and exposures associated with compensation plans and programs, human capital management, management continuity and succession planning. The Nominating Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with our overall governance practices and the leadership structure of the Board (as described above under “Board Leadership Structure”). Our Board is kept informed of each committee’s risk oversights and other activities via regular reports of the committee chairs to the full Board.

Our Board believes that its current leadership structure supports the risk oversight function of our Board by providing for open communication between our management team and our Board. In addition, independent directors chair the various committees involved in assisting with risk oversight, and all directors are involved in the risk oversight function. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our Board leadership structure supports this approach.

Talent Strategy

Our Board, through the Compensation Committee, has oversight responsibility with respect to GoPro's executive succession planning and human capital management activities, including, among other things, matters related to talent management and development, talent acquisition, and employee engagement. Our Board committees receive regular updates from our management team on responsible business practices related to their respective areas of oversight, and regularly share and discuss such updates with the full Board.

Human Capital Management: Our Board and the Compensation Committee have responsibility for specific areas of human capital management oversight. The Compensation Committee periodically reviews and discusses with GoPro management the Company’s executive succession planning and human capital management activities including, among other things, matters related to talent management and development, talent acquisition, employee engagement, and capacity planning. The full Board annually reviews all of these topics as well. The GoPro management team is responsible for ensuring that GoPro policies and processes reflect and reinforce the Company's desired corporate culture.

Employee Engagement: To gain an understanding of morale and enthusiasm within our global workforce, the Company solicits feedback every six months through an employee survey. The Company utilizes other opportunities to connect with employees via all-hands meetings both virtually and in-person and through various internal platforms to enhance employee engagement. Tracking engagement within the GoPro employee community helps the Company understand what is driving the positive aspects of GoPro culture and where the Company can improve. We believe these efforts to improve our hybrid work environment have positively impacted all employees. GoPro has been recognized as an employer of choice by both Outside Magazine and U.S. News & World Report for being among the best places to work. GoPro placed on Outside’s ‘50 Best Places to Work For’ for four consecutive years for its commitment to employee engagement and wellness, based on evaluations of employee benefits, policies and programs, and employee survey feedback. GoPro was recognized in the 2025-2026 U.S. News & World Report ‘Best Companies to Work For’ rankings, for the third year in a row, for its outstanding commitment to a modern, flexible, approach to the workplace. In addition, GoPro was included in Newsweek's 'World's Most Trustworthy Companies 2025' list for the second year in a row, for earning and maintaining the trust of customers, investors and employees.

Our Community: In 2015, the Company launched “GoPro for a Cause”, a nonprofit partnership and donation program established to generate awareness for causes that align with GoPro’s core values. Empowering others to tell stories is in the Company's DNA and since the program’s inception, the mission has been to inspire social engagement by leveraging GoPro's products and global reach to help nonprofits tell their stories with a focus on:
•supporting active youth to maximize their passions and potential
•empowering underserved communities; and
•celebrating those who are leading environmental protection efforts.

The Company utilizes the GoPro community to tell and share inspirational stories of people giving back. Since 2015, GoPro has supported more than 1,000 organizations through product donations, monetary donations, and volunteering.

GoPro Employees for a Cause: Through the “GoPro Employees for a Cause” program, all active GoPro employees are eligible to donate one camera per year to non-profit organizations. The Company also supports employees who generously lend their time and energy to volunteer in their communities.

Ethics & Compliance: GoPro is committed to legal and ethical conduct in every area of our business. GoPro’s Code represents the cornerstone of our commitment to integrity. The Code summarizes the standards which all employees are expected to meet, regardless of location or role. All GoPro employees are required to engage in annual training on the Code and related policies. The Company also provides employees with an anonymous, third-party hotline, among other methods to report any concerns or violations of the Code. Our General Counsel oversees the Company’s global compliance framework and provides annual compliance updates to the Board and quarterly compliance updates to the Audit Committee.

Other Core Business Functions Oversight

Cybersecurity

The security of personal data is of the utmost importance to GoPro, its employees, customers and consumers. GoPro has implemented industry-standard administrative, technical, and physical security measures to protect against the unauthorized access, destruction, or alteration of GoPro confidential and proprietary information and customer and employee information. GoPro's Chief Information Security Officer (“CISO”) has over 20 years of experience as a cybersecurity expert, oversees the Company's information security program, and is responsible for leading and implementing, with a cross-functional team, the Company's cybersecurity strategy, policy, architecture, and processes.

The Audit Committee has oversight responsibility for the Company’s cybersecurity program and is provided a semi-annual review of the Company’s cybersecurity program and its risk management strategies. This review helps identify areas for improvement and ensures alignment of the Company’s cybersecurity efforts with the overall compliance framework.

The CISO provides regular updates to the Audit Committee on cybersecurity and other risks relevant to our information technology environment, including the results of periodic exercises and response readiness assessments. The Board receives periodic briefings from the Audit Committee on cybersecurity and other risks relevant to our information technology environment. The GoPro cybersecurity program is regularly evaluated by internal and external experts, with the results of those reviews reported to senior management and the Audit Committee.

GoPro also actively engages with key vendors, industry participants, and intelligence and law enforcement communities as part of its continuing efforts to evaluate and enhance the effectiveness of its information security policies and procedures. The Company regularly trains all employees on cybersecurity risks, such as phishing attacks, and employees are required to review and acknowledge our cybersecurity policy annually through the Code.

Director Independence
Our Board determines the independence of our directors by applying the applicable rules, regulations and listing standards of The Nasdaq Global Select Market (“Nasdaq”) and applicable rules and regulations promulgated by the SEC. The applicable rules, regulations and listing standards of Nasdaq provide that a director is independent only if the Board affirmatively determines that the director does not have a relationship with the Company which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. The applicable rules also specify various relationships that preclude a determination of director independence. Such relationships may include employment, commercial, accounting, family and other business, and professional and personal relationships.

Applying these standards, our Board annually reviews the independence of our directors, taking into account all relevant facts and circumstances. In its most recent review, the Board considered, among other things, the relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, any transactions involving non-employee directors described under “Related Party Transactions” below and any transactions or relationships not required to be disclosed in such section.

Our Board has determined that the following directors and nominees for director are “independent directors”, as defined under the applicable rules, regulations of the SEC and Nasdaq listing standards: Messrs. Ahmad-Taylor, Dennison and Lopez, and Mses. Culp, Kahng and Lyne. All members of the Audit Committee, Compensation Committee and Nominating Committee must be independent directors under the applicable rules, regulations and listing standards of Nasdaq. Members of the Audit Committee also must satisfy a separate SEC independence requirement, which provides that (i) they may not accept directly or indirectly any consulting, advisory or other compensatory fee from GoPro or any of our subsidiaries other than their directors’ compensation, and (ii) they may not be an affiliated person of GoPro or any of our subsidiaries. Members of the Compensation Committee also must satisfy a separate SEC independence requirement and a related Nasdaq listing standard with respect to their affiliation with GoPro and any consulting, advisory or other fees they may have received from us. Our Board has determined that all members of the Audit Committee, Compensation Committee, and Nominating Committee are independent and satisfy the relevant SEC and Nasdaq independence requirements for such committees.

Board and Committee Meetings and Attendance

Our Board and its committees meet throughout the year on a set schedule, and hold special meetings and act by written consent from time to time. During 2025, (i) our Board met nine times, including through videoconference and in-person meetings, (ii) the Audit Committee held six meetings, (iii) the Compensation Committee held six meetings, and (iv) the Nominating Committee held three meetings. All of our directors attended at least 75% of the aggregate of the total number of meetings held by our Board and of the total number of meetings held by all committees of our Board on which such director served (during the period in which the director served).

Audit Committee

Our Audit Committee is currently comprised of Mr. Lopez, who serves as the chair, Mr. Dennison and Ms. Kahng. Our Board has determined that each member of the Audit Committee meets the requirements for independence under the applicable rules, regulations and listing standards of Nasdaq and applicable rules and regulations promulgated by the SEC. Each member of our Audit Committee is financially literate. In addition, our Board has determined that Mr. Lopez is an Audit Committee financial expert within the meaning of Item 407(d) of Regulation S-K of the Securities Act of 1933, as amended (“Securities Act”).

All audit services to be provided to us and all permissible non-audit services, other than de minimis non-audit services, to be provided to us by our independent registered public accounting firm will be approved in advance by our Audit Committee. Our Audit Committee, among other things:

•reviews the financial information that will be provided to stockholders and others;
•reviews our system of internal controls by consulting with management, our internal compliance team and the independent registered public accounting firm and monitors compliance with these processes;

•appoints, retains and oversees the independence and performance of the independent registered public accounting firm;
•oversees our accounting and financial reporting processes and the audits of our financial statements;
•pre-approves audit and permissible non-audit services provided by the independent registered public accounting firm;
•reviews and provides oversight regarding our policies with respect to risk assessment and risk management; and
•reviews related party transactions and proposed waivers of our Code.

Compensation and Leadership Committee

Our Compensation Committee is currently comprised of Ms. Lyne, who serves as the chair, Ms. Culp and Mr. Lopez. The Board has determined that each member of the Compensation Committee meets the requirements for independence under current Nasdaq and SEC rules, regulations and listing standards. Each member of the Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), an outside director, as defined pursuant to Section 162(m) and is “independent” as defined in Section 5605(a)(2) of the Nasdaq rules and Rule 10c-1 promulgated under the Exchange Act. The purpose of the Compensation Committee is to carry out the responsibilities of our Board relating to compensation of our executive officers. The Compensation Committee, among other things:

•reviews and determines the compensation of our Chief Executive Officer, executive officers and other executives reporting to the Chief Executive Officer;
•administers our equity incentive plans; and
•establishes and reviews general plans, programs and policies relating to compensation and benefits of our employees.

The Compensation Committee engaged an independent executive compensation consulting firm, Compensia, Inc. (“Compensia”), to evaluate our executive compensation program and practices and to provide advice and ongoing assistance on executive compensation matters for 2025. Specifically, Compensia was engaged to:

•provide compensation-related data for a peer group of companies to serve as a basis for assessing competitive compensation practices;
•review and assess our current director policies and practices, Chief Executive Officer and other executive officer compensation policies and practices and equity profile relative to market practices (with director compensation review done for the benefit of the Nominating Committee, which per its charter has responsibility for director compensation review and recommendation);
•review and assess our current executive compensation program relative to market to identify any potential changes or enhancements to be brought to the attention of the Compensation Committee; and

•review market practices on employee stock purchase plans and other equity programs.

During 2025, Compensia worked directly with the Compensation Committee (and not on behalf of management) to assist the committee in satisfying its responsibilities and undertook no projects for management without the committee’s prior approval. The Compensation Committee has determined that none of the work performed by Compensia during 2025 raised any conflicts of interest.

Nominating and Governance Committee

The Nominating Committee is currently comprised of Ms. Kahng, who serves as the chair, Mr. Ahmad-Taylor and Ms. Lyne. The Board has determined that each member of the Nominating Committee meets the requirements for independence under current Nasdaq rules, regulations and listing standards. The Nominating Committee, among other things:
•conducts searches for appropriate directors;
•identifies, evaluates and recommends nominees to our Board and committees of our Board;
•evaluates the performance of our Board;
•considers and makes recommendations to our Board regarding the composition of our Board and its committees and related compensation (and was assisted in its 2025 director compensation review by Compensia);
•reviews developments in corporate governance practices;
•evaluates the adequacy of our corporate governance practices and reporting;
•oversees our responsible business practices; and
•makes recommendations to our Board concerning corporate governance matters.

Our Board Evaluation Process

The Board generally reviews and assesses its performance through a robust evaluation process, which is done annually or biannually. Through the evaluation process, which has been frequently conducted using the services of an independent consultant, the Nominating Committee oversees the assessment of the Board’s processes, committees, meetings, planning, and overall effectiveness. The Board evaluates itself with respect to the effectiveness and agendas of the full Board and each of its committees, Board and committee composition and size and effectiveness and oversight of corporate strategy and risk, among other topics. The chair of the Nominating Committee reviews the results and feedback provided by the directors and identifies action items from the assessment for Board discussion. Feedback on Board and committee effectiveness is provided to the full Board for discussion. Any findings that require additional consideration are addressed at subsequent Board and committee meetings, as applicable.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has at any time been one of our officers or employees or had any relationships requiring disclosure by the Company under the rules of the SEC requiring disclosure of certain relationships and related party transactions. None of our executive officers currently serves, or in the past has served, as a member of the Board or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board or our Compensation Committee.

Board Attendance at Annual Stockholders’ Meeting

Our policy is to invite and encourage each member of our Board to be present at the Annual Meeting. All of our then-current directors were present at our 2025 virtual annual meeting of stockholders held on June 3, 2025.

Communication with Directors

Stockholders and interested parties who wish to communicate with the Board, non-management members of the Board as a group, a committee of the Board or a specific member of the Board (including our Chairman or lead independent director) may do so by letters addressed to the attention of our General Counsel. All communications are reviewed by our General Counsel and provided to the members of the Board consistent with a screening policy providing that unsolicited items, sales materials, abusive, threatening or otherwise inappropriate materials and other routine items and items unrelated to the duties and responsibilities of the Board shall not be relayed on to directors.

The address for these communications is:
GoPro, Inc.
c/o General Counsel
3025 Clearview Way
San Mateo, California 94402

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS
Nomination to the Board
Candidates for nomination to the Board are selected by the Board based on the recommendation of the Nominating Committee in accordance with the Nominating Committee’s charter, our Restated Certificate of Incorporation, our Bylaws, our Corporate Governance Guidelines, and the criteria adopted by the Board regarding director candidate qualifications. In recommending candidates for nomination, the Nominating Committee considers candidates recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate and, in addition, the committee may engage consultants or third-party search firms to assist it in identifying and evaluating potential nominees.
Additional information regarding the process for properly submitting stockholder nominations for candidates for our Board is set forth below under “Additional Information – Stockholder Proposals to Be Presented at Next Annual Meeting.”
Director Qualifications
With the goal of developing a diverse, experienced and highly qualified board of directors, the Nominating Committee is responsible for developing and recommending to the Board the desired qualifications, expertise and characteristics of members of the Board, including qualifications that the committee believes must be met by a committee-recommended nominee for membership on the Board and specific qualities or skills that the committee believes are necessary for one or more of the members of the Board to possess.
Since the identification, evaluation and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors, and will be significantly influenced by the particular needs of the Board from time to time, the Board has not adopted a specific set of minimum qualifications, qualities or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal, regulatory and Nasdaq listing requirements, and the provisions of our Restated Certificate of Incorporation, Bylaws, Corporate Governance Guidelines and charters of our Board committees. When considering nominees, the Nominating Committee may take into consideration many factors, including among other things, a candidate’s independence, integrity, diversity (inclusive of age, gender identity, ethnicity, and sexual orientation), skills, knowledge about our business or industry, willingness and ability to devote adequate time and effort to the Board responsibilities in the context of the existing composition, knowledge about other areas that are expected to contribute to the Board's overall effectiveness, and needs of the Board and its committees. The Board and Nominating Committee believe that a diverse, experienced and highly qualified board of directors fosters a robust, comprehensive and balanced decision-making process for the continued effective functioning of the Board and success of the Company. Accordingly, through the nomination process, the Nominating Committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, personal backgrounds and characteristics that are expected to contribute to the Board's overall effectiveness. The brief biographical description of each director set forth in Proposal 1 below includes the primary individual experience, qualifications, attributes and skills of each of our directors that led to the conclusion that each director should serve as a member of the Board at this time.

PROPOSAL NO. 1
ELECTION OF DIRECTORS
The Board currently consists of seven directors. Seven directors are nominated for election at the Annual Meeting to be held on June 2, 2026 and shall serve for a one-year term expiring at the 2027 annual meeting of stockholders, and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal.
Shares represented by proxies will be voted “FOR” the election of each of the seven nominees named below, unless the proxy is marked to “WITHHOLD” authority to so vote. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected.
Nominees to the Board
The nominees, their occupations, ages, length of board service, independent status, total number of public company directorships as of April 7, 2026 and board committee assignments as of the date of this Proxy Statement, are provided in the table below. Additional biographical descriptions of each nominee follow after the table.

Name Primary Occupation	Age	Director Since	Independent	Total Number Of Public Company Directorships	Board Committees Effective as of the Date Of the Annual Meeting AC CLC NGC
Nicholas Woodman Chief Executive Officer and Chairman of the Board GoPro, Inc.	50	2004	NO	1
Tyrone Ahmad-Taylor Lead Independent Director Independent Investor	58	2018	YES	1			•
Emily S. Culp Hogue Chief Brand & Strategy Officer Body Health, LLC	50	2025	YES	1		•
Michael C. Dennison Chief Executive Officer Fox Factory Holding Corp	58	2025	YES	2	•
Shaz Kahng Independent Investor	62	2021	YES	1	•		C
Miguel A. Lopez Ben Board Member	66	2025	YES	2	C	•
Susan Lyne Managing Partner BBG Ventures	74	2017	YES	2		C	•
C - Committee Chair
AC - Audit Committee
CLC - Compensation and Leadership Committee
NGC - Nominating and Governance Committee

Nicholas Woodman Age: 50 Director Since: 2004	Other Public Company Directorships: None
Nicholas Woodman founded GoPro and has served as our Chief Executive Officer and a member of the board of directors since 2004, as Chairman since January 2014 and as President from 2004 until June 2014. Mr. Woodman got his start in 1998 by founding an online gaming company, Funbug.com. When that venture failed in 2001, Mr. Woodman planned an international surfing trip to look for inspiration. While preparing for that trip, Mr. Woodman had the idea for a 35mm film-based wrist camera that could be worn during sports like surfing, enabling the user to capture images while engaged in the sport. This idea became GoPro’s first product, the HERO Camera. In the years that followed, Mr. Woodman, along with friends, family and employees, innovated on the HERO Camera concept along with a wide array of mounting devices that would make it easy to mount the camera to everything from helmets to surfboards, vehicles and more. Mr. Woodman holds a B.A. in Visual Arts from the University of California, San Diego. We believe Mr. Woodman’s experience as the founder of GoPro and his knowledge of our products and customers give him the experience and leadership capabilities that qualify him to serve as a member of our board of directors.

Tyrone Ahmad-Taylor Age: 58 Director Since: 2018 Lead Independent Director Board Committees: Nominating and Governance	Other Public Company Directorships: None
Mr. Ahmad-Taylor has served on our board of directors since June 2018 and has served as our lead independent director since the 2025 Annual Meeting. Since October 2025, Mr. Ahmad-Taylor has serves as the Chief Product Officer at Kantar Inc. From January 2023 to November 2024, Mr. Ahmad-Taylor served as Vice President, Organic Growth and Product Marketing of Snap, Inc. From June 2017 to December 2022, Mr. Ahmad-Taylor was Vice President, Product Marketing of Meta, an online social platform. Prior to his role at Meta, Mr. Ahmad-Taylor was CEO and President of THX Limited from November 2015 to May 2017. From March 2014 to July 2015, Mr. Ahmad-Taylor was Vice President, SmartTV Services of Samsung Electronics Company Limited and Head, SmartTV Services of Samsung Electronics Company Limited from October 2012 to March 2014. Mr. Ahmad-Taylor is currently an Advisory board member of the Consumer Technology Association and since September 2020, serves as a board member of the San Francisco Museum of Modern Art. We believe Mr. Ahmad-Taylor is qualified to serve as a member of our board of directors based on his extensive executive experience in the consumer products industry and his background in product development and marketing.

Emily S. Culp Hogue Age: 50 Director Nominee: 2025 Board Committees: Compensation and Leadership	Other Public Company Directorships: None
Emily S. Culp Hogue has served on our board of directors since June 2025. Since May 2021, Ms. Culp serves as the Chief Brand and Strategy Officer of BodyHealth, LLC, a nutritional supplement company. From February 2019 to April 2021, Ms. Culp served as CEO of Cover FX Skincare Inc., a clean beauty brand and President of Cover FX Skincare Inc., from November 2018 to February 2019. From July 2015 to July 2018, Ms. Culp served as the Chief Marketing Officer of Keds, a Wolverine Worldwide shoe brand company. Ms. Culp currently serves on the board of directors for Stio, a mountain life apparel company and Cordial, a cross-channel marketing and customer engagement platform. We believe Ms. Culp is qualified to serve as a member of our board of directors based on her extensive executive experience in the consumer products industry and her background in marketing and strategy.

Michael C. Dennison Age: 58 Director Nominee: 2025 Board Committees: Audit	Other Public Company Directorships: Fox Factory Holding Corp. (NASDAQ: FOXF)
Michael C. Dennison has served on our board since June 2025. Since June 2019, Mr. Dennison serves as CEO of Fox Factory Holding Corp ("FOX") and from August 2018 to June 2019 served as President, Powered Vehicles Group of FOX. Mr. Dennison has been a member of FOX's Board of Directors since February 2018. Prior to his role at FOX, Mr. Dennison was President and Chief Marketing Officer of Flex, an electronics manufacturing company from January 2018 to August 2018, and President of Flex, Consumer Products Division from February 2012 to January 2018 and Vice President of Flex from April 1999 to February 2012. Mr. Dennison served on the board of directors of Solo Brands from May of 2022 until March 2026. Since 2024, Mr. Dennison serves on the board of directors and chairman of K&N Filters, a manufacturer of performance products. We believe Mr. Dennison is qualified to serve as a member of our board of directors based on his extensive executive experience in the consumer products industry and his experience of serving as a director on the boards of other companies.

Shaz Kahng Age: 62 Director Since: 2021 Board Committees: Nominating and Governance (Chair); Audit	Other Public Company Directorships: None
Shaz Kahng has served on our board of directors since October 2021. Since May 2012, Ms. Kahng has served as a strategic advisor for various PE and VC backed startups in consumer tech, including Tulip Retail and Westfield Labs. From November 2018 to March 2019, Ms. Kahng served as Chief Executive Officer at Gymboree, a portfolio of children's brands operating specialty retail stores. From May 2010 to December 2011, Ms. Kahng served as Chief Executive Officer at Lucy Activewear, a subsidiary of VF Corp., where she successfully led a turnaround while revitalizing the brand and achieving profitability. From 2004 to 2009, Ms. Kahng served in various leadership roles at Nike, Inc., the world's leading designer, marketer, and distributor of authentic athletic footwear, apparel, equipment, and accessories. Ms. Kahng is currently a Cornell University Council Member, a director of the Wharton Alumni for Boards, a member of the LiveGirl Advisory Council and is a former board director of Gymboree, OMSignal, and InsideTracker. We believe Ms. Kahng is qualified to serve as a member of our board of directors based on her extensive executive experience in the consumer products industry, her background in product development and marketing, and her experience of serving as a director on the boards of other companies.

Miguel A. Lopez Ben Age: 66 Director Since: 2025 Board Committees: Audit (Chair); Compensation and Leadership	Other Public Company Directorships: Identiv, Inc. (NASDAQ: INVE)

Miguel A. Lopez Ben ("Mick Lopez") has served on our board of directors since April 2025. From June 2020 to November 2024, Mr. Lopez was Chief Financial Officer of Ribbon Communications. From April 2018 to May 2020, Mr. Lopez served as Chief Financial Officer of Vista Outdoors, a leading global designer of outdoor consumer products. From February 2016 to July 2017, Mr. Lopez served as Chief Financial Officer of Veritas Technologies, a software leader in enterprise backup/data management company, and from February 2014 to January 2016, Mr. Lopez served as Chief Financial Officer of L3Harris Corporation a defense, aerospace and telecommunication business. Mr. Lopez served on the board of directors of Zeekr Intelligent Technologies from May of 2024 until December 2025. Since April 2025, Mr. Lopez serves on the board of directors of Identiv, Inc. We believe Mr. Lopez is qualified to serve as a member of our board of directors based on his extensive executive experience as Chief Financial Officer of Veritas Technologies and leadership in the areas of finance, strategy and audit oversight.

Susan Lyne Age: 74 Director Since: 2017 Board Committees: Compensation and Leadership (Chair), Nominating and Governance	Other Public Company Directorships: Blade Urban Air Mobility, Inc. (NASDAQ: BLDE)
Susan Lyne has served on our board of directors since April 2017. Since January 2019, Ms. Lyne served as Managing Partner of BBG Ventures, an early-stage investment fund focused on women-led tech startups. From September 2014 through December 2018 she was President of this fund. From February 2013 to September 2014, Ms. Lyne was Chief Executive Officer of the AOL Brand Group where she oversaw the content brands of AOL, Inc., a global media technology company. From September 2008 to February 2013, she was Chief Executive Officer and then Chair of Gilt Groupe, Inc., the e-commerce company that pioneered flash sales in the United States. From 2004 to 2008, Ms. Lyne served as President and Chief Executive Officer of Martha Stewart Living Omnimedia, Inc., a diversified media and merchandising company. From 1996 to 2004, Ms. Lyne held various positions at The Walt Disney Company, a diversified worldwide entertainment company, including President of ABC Entertainment where she oversaw the development of shows including Desperate Housewives, Grey’s Anatomy, and Lost. Ms. Lyne is on the board of Blade Urban Air Mobility, Inc. and has previously served as a director of Gilt Groupe, Inc., AOL, Inc., Martha Stewart Living Omnimedia, Inc., Starz Entertainment Group, LLC, and CIT. In addition, Ms. Lyne is a member of the Rockefeller University Council and a member of the Council on Foreign Relations. We believe Ms. Lyne is qualified to serve as a member of our board of directors based on her experience of serving as a director on the boards of other companies, her extensive executive experience and her background in the media and consumer products industries.
There are no family relationships among our current directors and officers.
Non-Employee Director Compensation Arrangements
Only the non-employee directors of the Company are compensated for service on the Board.
GoPro maintains a Director Compensation Policy ("Director Compensation Policy") and reviews and updates it on a regular basis. The Director Compensation Policy is intended to:
•provide fair compensation commensurate with the work required to serve on our Board;
•be aligned with compensation paid to directors at our peer group companies and reflect the size, scope and complexity of GoPro;
•align directors' interests with the interests of our stockholders; and
•be easily understood and communicated — both to the directors and to our stockholders.
Annual Review and Benchmarking
Each year our Nominating Committee undertakes a full review of our then current Director Compensation Policy. The Nominating Committee engages Compensia, an independent compensation consulting firm, to undertake an independent assessment of the Director Compensation Policy and make recommendations to ensure compliance with the goals listed above, director pay at comparable companies (including any revisions to our peer group) and sound governance principles. The annual review typically begins early each new fiscal year, and the Nominating Committee makes its recommendations to the Board during the second quarter of such fiscal year regarding any revisions to the then current policy. As a result of the 2025 review and recommendation, in May 2025 the Board approved changes to the Director Compensation Policy to take effect as of June 3, 2025. The changes included aligning the grant conversion to share calculation in the Director Compensation Policy with the conversion to share calculation used for the calculation of executive grants, such that under the Director Compensation Policy the calculation for each director's annual equity grant will be based on the average closing price for the last completed calendar month preceding February 15, 2025.

Components of 2025 Director Compensation

Annual Cash Retainers

Cash Retainer	$60,000.00
Additional Cash Retainer for Lead Independent Director	$27,500.00
Additional Cash Retainer for chair of Audit Committee	$25,000.00
Additional Cash Retainer for Audit Committee member (other than chair)	$12,500.00
Additional Cash Retainer for chair of Compensation Committee	$20,000.00
Additional Cash Retainer for Compensation Committee member (other than chair)	$10,000.00
Additional Cash Retainer for chair of Nominating Committee	$20,000.00
Additional Cash Retainer for Nominating Committee member (other than chair)	$10,000.00
Annual Equity Grant

Restricted Stock Units (RSUs)	$135,000.00
Form and Timing of Payments
All equity awards (whether to employees, consultants or non-employee directors) are granted under the terms and conditions of one of our equity incentive compensation plans, which were adopted by the Board and approved by stockholders. Prior to our initial public offering in June 2014 ("IPO"), all equity awards were approved under and governed by the GoPro, Inc. 2010 Equity Incentive Plan ("2010 EIP"). At the time of our IPO, the GoPro, Inc. 2014 Equity Incentive Plan ("2014 EIP") became active, and all equity grants following the date of IPO were awarded under and governed by the 2014 EIP. In June 2023, the stockholders approved the GoPro, Inc. 2024 Equity Incentive Plan ("2024 EIP") which became effective on February 15, 2024, and all equity grants on or following February 15, 2024, were awarded under and governed by the 2024 EIP.
RSU awards ("Annual RSUs") to directors are made annually following election to the Board at our Annual Meeting. Directors who are appointed to the Board between Annual Meetings receive a pro-rated award of RSUs. The award value is converted to RSUs using the average closing price for the last completed calendar month preceding February 15, 2025. The Annual RSU award vests as to 25% of the total RSUs granted in each quarter following the date of grant with the final 25% to vest on the earlier of the next Annual Meeting or the one-year anniversary of the date of grant, subject to continuous service on the Board through each vesting date. All RSUs will accelerate and vest in full in the event of a "change in control" of GoPro as defined in the applicable Equity Incentive Plan under which the awards were approved.
The cash retainers are paid quarterly in arrears.
Non-employee directors receive no other form of remuneration, perquisites or benefits, but are reimbursed for their reasonable travel expenses incurred in attending Board and committee meetings.
2025 Director Compensation
The following table provides information for 2025 concerning all compensation awarded to, earned by or paid to each person who served as a non-employee director for some portion of 2025. Nicholas Woodman, our Chief Executive Officer,

is not included in the table below because he did not receive additional compensation for his services as a director. His compensation as an employee is shown in the “Executive Compensation Tables – 2025 Summary Compensation Table” section.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)		Total ($)
Tyrone Ahmad-Taylor	78,990	84,693	(2)	163,683
Emily S. Culp Hogue	22,885	84,693	(2)	107,578
Michael C. Dennison	23,702	84,693	(2)	108,395
Shaz Kahng	84,087	84,693	(2)	168,780
Miguel A. Lopez Ben	44,657	109,232	(2)(3)	153,889
Susan Lyne	90,000	84,693	(2)	174,693
Kenneth Goldman	76,030	—	(4)	76,030
Peter Gotcher	55,755	—	(4)	55,755
Alexander Lurie	48,997	—	(4)	48,997

(1)The amounts reported in this column represent the aggregate grant date value of RSUs (restricted stock units) made to directors in 2025 computed in accordance with FASB ASC Topic 718.
(2)On June 3, 2025, each newly elected or re-elected non-employee director received an award of 127,358 RSUs which vests as to 25% of the shares subject to the award in each quarter following the date of grant, with the final 25% to vest on June 2, 2026, subject to the director’s continuous service on the Board on each vesting date. As of December 31, 2025, 63,679 of the RSUs remained unvested for each director. In the event of a change in control (as defined in the 2024 EIP), these RSUs will accelerate and become immediately vested.
(3)Mr. Lopez Ben was appointed to the Board on April 4, 2025. As he was appointed between our Annual Meetings, Mr. Lopez Ben received an Interim Appointment RSU award of 40,641 RSUs on May 15, 2025. Under our Director Compensation Policy, board members appointed between annual meetings receive a pro-rated award of RSUs on the next regularly scheduled grant date. The pro-rated award is to vest on the same dates as the Annual Retainer RSUs granted at the previous Annual Meeting. As such, the RSU award vested in full at the June 3, 2025 Annual Meeting. As of December 31,2025, no shares of this RSU award remained outstanding.
(4)Messrs. Goldman, Gotcher and Lurie were not on the slate of the 2025 Annual Meeting. As such, none received an annual retainer award on June 3, 2025.

Our non-employee directors held option and RSU awards to acquire the following number of shares as of December 31, 2025:

	Number of Shares Underlying Outstanding Awards
Name	Option Awards		RSU Awards
Tyrone Ahmad-Taylor	36,338		63,679
Emily S. Culp Hogue	—		63,679
Michael C. Dennison	—		63,679
Miguel A. Lopez Ben			63,679
Shaz Kahng	—		63,679
Susan Lyne	73,736		63,679
Kenneth Goldman	—	(1)	—
Peter Gotcher	—	(1)	—
Alexander Lurie	—	(1)	—
(1) Messrs. Goldman, Gotcher and Lurie were not on the slate for the 2025 Annual Meeting. Mssers. Goldman, Gotcher and Lurie's final RSU awards vested and were released on June 3, 2025; All outstanding unvested RSU and PSU awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remained outstanding for the standard 3-month post-termination exercise grace period. As of December 31, 2025, no stock options remained outstanding for any of Mssers. Goldman, Gotcher and Lurie.
OUR BOARD RECOMMENDS
A VOTE “FOR” ELECTION OF EACH OF THE NOMINATED DIRECTORS

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has re-appointed PricewaterhouseCoopers LLP as GoPro’s independent registered public accounting firm to perform the audit of GoPro’s consolidated financial statements for the year ending December 31, 2026 and recommends that stockholders vote for ratification of such selection. PricewaterhouseCoopers LLP has served as GoPro’s independent registered public accounting firm since 2011. The Audit Committee continuously evaluates the independence and effectiveness of PricewaterhouseCoopers LLP and its personnel, and the cost and quality of its audit and audit-related services.
Although ratification by stockholders is not required by law, GoPro has determined that it is good practice to request ratification of this selection by the stockholders. In the event that PricewaterhouseCoopers LLP is not ratified by our stockholders, the Audit Committee will review its future selection of PricewaterhouseCoopers LLP as GoPro’s independent registered public accounting firm.
PricewaterhouseCoopers LLP audited GoPro’s financial statements for the years ended 2025 and 2024. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, will be given an opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions.
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our Audit Committee annually. In accordance with standard policy, PricewaterhouseCoopers LLP periodically rotates the individuals who are responsible for GoPro’s audit. The following table shows the fees billed by PricewaterhouseCoopers LLP for the years ended December 31, 2025 and 2024:

Fees Billed to GoPro	2025	2024
Audit fees(1)	$2,303,000	$2,130,500
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All other fees(4)	2,000	2,000
Total fees	$2,305,000	$2,132,500

(1)“Audit fees” include fees for audit services primarily related to the audit of our annual financial statements and internal control over financial reporting; the review of our quarterly financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; and audit services provided in connection with other statutory and regulatory filings.
(2)"Audit-related fees" include fees for assurance and related services that are reasonably related to the performance of the audit or the review of our financial statements and are not reported under Audit Fees.
(3)“Tax fees” include fees for tax compliance, advice and planning. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal, state and international income tax matters, transfer pricing, international tax structure planning, assistance with indirect sales tax and assistance with tax audits.
(4)“All other fees” include fees for products and services, namely software subscription fees.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee's policy is to preapprove all audit and permissible non-audit services, other than de minimis non-audit services, provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to report periodically to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All services relating to the fees described in the table above were approved by our Audit Committee.
OUR BOARD RECOMMENDS A VOTE “FOR” APPROVAL OF PROPOSAL NO. 2

PROPOSAL NO. 3
APPROVAL OF THE NON-BINDING, ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

General
In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the ‘‘Dodd-Frank Act’’)) and the related rules of the SEC, we are providing stockholders an opportunity to approve the compensation of our NEOs as disclosed in this Proxy Statement in the "Compensation Discussion and Analysis" section. While the results of the vote are non-binding and advisory in nature, the Board intends to carefully consider the results of this vote.

In considering their vote, stockholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the NEOs presented in the "Compensation Discussion and Analysis" section of this Proxy Statement, as well as the discussion regarding the Compensation Committee in the "Compensation Discussion and Analysis" section entitled ‘‘Further Considerations for Setting Executive Compensation.’’

The Company’s goal for its executive compensation program is to attract, motivate, and retain our executives who are critical to our success. The Company seeks to accomplish this goal in a way that rewards performance and is aligned with its stockholders’ long-term interests. The Company believes its executive compensation program has been instrumental in helping the Company achieve its business objectives.

Frequency of Stockholder Advisory Votes on Executive Compensation

At our 2021 annual meeting of stockholders, we asked our stockholders to express a preference for the frequency of an advisory vote on the compensation of the NEOs (a ‘‘Say-on-Pay’’ vote). The proposal with respect to the frequency of our Say-on-Pay votes is commonly known as a ‘‘Say-When-on-Pay’’ vote. At the 2021 annual meeting of stockholders, our stockholders selected on a non-binding advisory basis every ONE year as the frequency at which the Company will hold a Say-on-Pay vote. Based on these results, our Board has determined that the Company will conduct future Say-on-Pay votes every ONE year. This policy will remain in effect until the next Say-When-on-Pay vote, expected to be held at the Company's 2027 annual meeting of stockholders.

Key Executive Compensation Policies and Practices

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are asking the stockholders to indicate their support for the compensation of our NEOs as described in this Proxy Statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, the Board requests the stockholders vote on an advisory basis to approve the following resolution at the meeting:

RESOLVED, that the compensation paid to the Company’s NEOs, as disclosed pursuant to Item 402 of Regulation S-K including the "Compensation Discussion and Analysis", compensation tables, and narrative discussion set forth in this Proxy Statement, is hereby approved.

While the results of this advisory vote are not binding, the Compensation Committee, will consider the outcome of the vote in deciding whether to take any action as a result of the vote and when making future compensation decisions regarding NEOs. The Compensation Committee and the Board value the opinions of our stockholders. The next Say-on-Pay advisory vote will be held at our 2026 annual meeting of stockholders.

OUR BOARD RECOMMENDS
A VOTE ‘‘FOR’’ APPROVAL, ON A NON-BINDING BASIS, OF PROPOSAL NO. 3.

PROPOSAL NO. 4
APPROVAL OF AMENDMENT OF 2024 EQUITY INCENTIVE PLAN WITH ADDITIONAL 13,000,000 SHARES

General

Our 2024 EIP, which became effective on February 15, 2024, provides for the grant of restricted stock units, incentive stock options (“ISOs”) intended to qualify for favorable tax treatment under Section 422 of the U.S. Internal Revenue Code (the “Code”) for their recipients, non-statutory stock options (“NSOs”), restricted stock awards, stock bonuses, stock appreciation rights and performance awards, as described below. On February 12, 2026, our Board approved the first amendment to the 2024 EIP (the “First Amendment”), subject to stockholder approval at the Annual Meeting. Our board, on the recommendation of its Compensation Committee, is submitting this proposal solely to increase the number of shares of Class A common stock authorized for issuance under the 2024 EIP by 13,000,000 shares. The proposed increase is intended to ensure that we have a sufficient reserve of shares available to attract, motivate and retain qualified employees, directors and consultants, and to align their interests with those of our stockholders.

Building on our foundation, our Board believes the First Amendment to the 2024 EIP is necessary to increase the number of shares of Class A common stock available under the 2024 EIP, which will allow flexibility in granting awards to attract and retain key personnel. If the First Amendment to the 2024 EIP is not approved, we may be required to materially increase the cash component of compensation paid to directors, officers, employees, consultants and advisors, or we may not be able to compensate our directors, officers, employees, consultants and advisors consistent with past practice or with our peers, which would lead to turnover in our talent base. Such a shift in compensation strategy may not be consistent with our financial objectives, may not represent the most efficient use of our capital resources, and may not align with the long‑term interests of our stockholders.

The increase in the number of shares of shares of the Class A common stock available for issuance of awards under the 2024 EIP is the only amendment to the 2024 EIP being proposed to the stockholders for approval at the Annual Meeting, however in order to keep our stockholders informed here is a full summary of the material terms of the plan, as amended.

A summary of the material terms of the 2024 EIP, as proposed to be amended, is set forth below.

Summary of the Proposal

The First Amendment to the 2024 EIP is intended to provide us with additional shares for the 2024 EIP and to support our ability to retain directors, officers, consultants, advisors and employees whose services are considered valuable. The 2024 EIP continues to serve as our primary mechanism for recruitment and retention and remains a crucial factor of our employee retention and incentive strategy.

Our Board believes that the number of shares of Class A common stock that remain available under the 2024 EIP is insufficient to achieve the purpose of the 2024 EIP. The First Amendment to the 2024 EIP provides for the reservation and future award and issuance of an additional 13,000,000 shares of Class A common stock in accordance with the 2024 EIP’s terms and conditions. As of March 31, 2026, the 2024 EIP currently reserves 13,682,243 shares that are available for future issuance. Upon approval of the First Amendment to the 2024 EIP, the unawarded pool of shares under the 2024 EIP will increase by 13,000,000 shares of Class A common stock (approximately 10% of shares of Class A common stock currently outstanding) for a total 2024 EIP reserve of 26,682,243 shares available for future awards.

We believe that our future success and our ability to remain competitive are dependent on our continuing efforts to attract, retain and motivate highly qualified talent. Our headquarters is based in the San Francisco Bay Area, and competition for talent in our industry, particularly in this area, is intense. Traditionally, a cornerstone of our method for attracting and retaining top caliber employees has been our equity-based compensation programs, including the grant of options, restricted stock units and other awards under our equity plan. Allowing employees to participate in owning shares of our Class A common stock helps align the objectives of our stockholders and our employees, and is important in attracting, motivating and retaining the highly skilled personnel that are essential to our success. We currently grant restricted stock units (RSUs) to our newly hired employees and non-employee directors, and we currently grant RSUs and performance stock units (PSUs) to all of our executives. In the future, we may grant options, RSUs, PSUs, stock appreciation rights and shares of restricted stock, subject to time- and performance-based vesting, to certain employees on a targeted basis to incentivize retention and performance objectives.

Building on our foundation, our Board believes the First Amendment to the 2024 EIP is necessary to increase the number of shares of Class A common stock available under the 2024 EIP, which will allow flexibility in granting awards to attract and retain key personnel. If the First Amendment to the 2024 EIP is not approved, we may be required to materially increase the cash component of compensation paid to directors, officers, employees, consultants and advisors, or we may not be able to compensate our directors, officers, employees, consultants and advisors consistent with past practice or with our peers, which would lead to turnover in our talent base. Such a shift in compensation strategy may not be consistent with our financial objectives, may not represent the most efficient use of our capital resources, and may not align with the long‑term interests of our stockholders.

The increase in the number of shares of shares of the Class A common stock available for issuance of awards under the 2024 EIP is the only amendment to the 2024 EIP being proposed to the stockholders for approval at the Annual Meeting, however in order to keep our stockholders informed here is a full summary of the material terms of the plan, as amended.

Summary of Material Features of the 2024 EIP and the First Amendment to the 2024 EIP

The below is a summary of the principal features of the 2024 EIP and the First Amendment to the 2024 EIP. This summary, however, does not purport to be a complete description of all of the provisions of the 2024 EIP. It is qualified in its entirety by reference to the full text of the 2024 EIP, as amended by the First Amendment to the 2024 EIP thereto. Stockholders are urged to read the proposed First Amendment to the 2024 EIP, attached to this Proxy Statement as Appendix A, and the 2024 EIP, attached to this proxy as Appendix B.

First Amendment to the 2024 EIP

As of March 31, 2026, the 2024 EIP reserves 13,682,243 shares of Class A common stock that are available for future issuance. Upon approval of the First Amendment to the 2024 EIP, the number of shares of Class A common stock reserved for grants of awards under the 2024 EIP will increase by 13,000,000 shares of Class A common stock, of which 26,682,243 shares will be available for future awards.

Background

Our 2024 EIP provides for the grant of awards to our 631 employees, seven directors, and any consultants, independent contractors and advisors, if applicable, provided the consultants, independent contractors, directors and advisors render services that are not in connection with the offer and sale of securities in a capital-raising transaction.

The maximum number of shares available for grant and issuance under our 2024 EIP as of March 31, 2026 is calculated as 13,682,243, which amount will be increased by the number of additional shares authorized pursuant to the First Amendment to the 2024 EIP.

In addition, the following categories of shares shall again be available for grant and issuance for subsequent awards under the 2024 EIP:
•Shares that are subject to issuance upon exercise of an option or stock appreciation right granted under the 2024 EIP but which cease to be subject to the option or stock appreciation right for any reason other than exercise of the option or stock appreciation right;
•Shares that are subject to awards granted under the 2024 EIP that are forfeited or repurchased by the Company at the original issue price;
•Shares that are subject to awards granted under the 2024 EIP that otherwise terminate without such shares being issued;
•Shares that are surrendered pursuant to an exchange program;
•Shares subject to awards that are granted under the 2024 EIP to the extent that such awards are paid out in cash rather than in shares; and
•Shares that are withheld in payment of the exercise price of an award or applicable tax withholding obligations.

Under the 2024 EIP, shares that otherwise become available for grant and issuance shall not include shares subject to awards that initially became available because of the Company’s substitution or assumption of awards granted by another company in connection with an acquisition of such company, or otherwise, as permitted under the 2024 EIP. Shares reserved and available for grant and issuance under the 2024 EIP shall be issuable as Class A common stock of the Company regardless of their series or class under the Prior Plans (as defined in the 2024 EIP).

Administration of the 2024 EIP

The Board has delegated administration of the 2024 EIP to the Compensation Committee and/or such other committee of the Board or persons to whom administration of the 2024 EIP, or part of the 2024 EIP, has been delegated as permitted by law (collectively, the “Committee”). The Compensation Committee has the authority to construe and interpret our 2024 EIP, grant awards and make all other determinations necessary or advisable for the administration of the plan. Individuals participate in the 2024 EIP on the basis of the Compensation Committee’s exercise of its discretion to grant awards under the 2024 EIP. However, our Board, either directly or through a committee, will establish the terms for the grant of any awards to non-employee directors. All of the members of the Compensation Committee are independent directors under applicable federal securities laws and outside directors as defined under applicable federal tax laws.

Awards That May Be Granted Under the 2024 EIP

RSUs are granted pursuant to RSU agreements adopted by the Compensation Committee. RSUs represent the right to receive shares of our Class A common stock at a specified date in the future, subject to recipient’s continuous service and further subject to forfeiture of that right because of termination of the holder’s services to us or the holder’s failure to achieve certain performance conditions.

Incentive and nonstatutory stock options are granted pursuant to incentive and nonstatutory stock option agreements adopted by the Compensation Committee. The Compensation Committee determines the exercise price for a stock option, within the terms and conditions of the 2024 EIP, provided that the exercise price of a stock option cannot be less than 100% of the fair market value of our Class A common stock on the date of grant, except where a higher exercise price is required in the case of certain incentive stock options, as described below.

Stock options may vest based on time or achievement of performance conditions. The Compensation Committee may provide for options to be exercised only as they vest or to be immediately exercisable with any shares issued on exercise being subject to our right of repurchase that lapses as the shares vest. The Compensation Committee determines the term of stock options granted under the 2024 EIP, up to a maximum of 10 years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than for cause, disability or death, the optionholder may exercise any vested stock options for a period of three months following the cessation of service. If an optionholder’s service relationship with us or any of our affiliates is terminated for cause, then the option terminates immediately. If an optionholder’s service relationship with us or any of our affiliates terminates due to disability, the optionholder may exercise any vested options for a period of 12 months (or such shorter period or longer time period as may be determined by the Compensation Committee). If an optionholder’s service relationship with us or any of our affiliates ceases due to death, or an optionholder dies within three months following termination of service other than for cause or due to disability, the optionholder or a beneficiary may exercise any vested options for a period of 12 months (or such shorter period or longer time period as may be determined by the Compensation Committee). The option term may be extended in the event that exercise of the option following termination of service is prohibited by applicable securities laws. In no event, however, may an option be exercised beyond the expiration of its maximum term.

Unless the Compensation Committee provides otherwise, stock options generally are not transferable except by will or the laws of descent and distribution. An optionholder may, however, designate a beneficiary who may exercise the stock option following the optionholder’s death, subject to local laws and restrictions on enforcement.

Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the Compensation Committee. A restricted stock award is an offer by us to sell shares of our Class A common stock subject to restrictions. The price, if any, of a restricted stock award is determined by the Compensation Committee. Shares of Class A common stock acquired under a restricted stock award may, but need not, be subject to a share repurchase option or forfeiture restriction in our favor in accordance with a vesting schedule to be determined by the Compensation Committee. Rights to acquire shares under a restricted stock award may be transferred only upon such terms and conditions as set by the Compensation Committee. Except as otherwise provided in the applicable award agreement, restricted stock awards that have not vested will be forfeited or subject to repurchase upon the participant’s cessation of continuous service for any reason.

Stock appreciation rights are granted pursuant to stock appreciation rights agreements adopted by the Compensation Committee. Stock appreciation rights provide for a payment, or payments, in cash or shares of our Class A common stock, to the holder based upon the increase in the fair market value of our Class A common stock on the date of exercise from the stated exercise price (subject to any maximum number of shares as may be specified in the applicable award agreement). Stock appreciation rights may vest based on continued service or achievement of performance conditions. Stock appreciation rights expire under the same rules that apply to stock options.

The 2024 EIP permits the grant of performance awards based upon the attainment of performance goals, as established by the Compensation Committee, and other terms and conditions specified by the Compensation Committee, and may be settled in cash, shares (which may consist, without limitation, of restricted stock), other property, or any combination thereof. These awards are subject to recipients' continuous employment and further subject to forfeiture because of termination of employment or failure to achieve the performance conditions.

The Compensation Committee may grant other awards based in whole or in part by reference to our Class A common stock. The Compensation Committee sets the number of shares under the award and all other terms and conditions of such awards.

In the event that there is a specified type of change in our capital structure, such as a stock split, stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of our company, then (a) the number and class of shares reserved for issuance and future grant under the 2024 EIP, (b) the exercise prices of and number and class of shares subject to outstanding options and stock appreciation rights, (c) the number and class of shares subject to other outstanding awards, (d) the maximum number and class of shares that may be issued as ISOs, and (e) the maximum number of shares that may be issued to an individual in any one calendar year, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a share will not be issued.

Prohibition on Repricing

An exchange program, including but not limited to any repricing of options or stock appreciation rights, is not permitted without prior stockholder approval. An exchange program means a program pursuant to which (i) outstanding awards are surrendered, cancelled, or exchanged for cash, the same type of award, or a different award (or combination thereof), or (ii) the exercise price of an outstanding award is reduced.

Insider Trading; Clawback Policy

Each participant who receives an award will comply with any policy, including but not limited to the Company's Insider Trading Policy, adopted by the Company from time to time covering transactions in the Company’s securities by employees, officers and/or directors of the Company. Awards received by certain executive officers of the Company are specifically subject to the Compensation Recovery Policy. In addition, all awards received by executive officers, including our NEOs, will be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of the participant’s employment or other service with the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding awards and the recoupment of any gains realized with respect to awards.

Dividends and Dividend Equivalents

No participant will have any of the rights of a stockholder with respect to any shares until the shares are issued to the participant, except for any dividend equivalent rights permitted by an applicable award agreement. After shares are issued to the participant, the participant will be a stockholder and have all the rights of a stockholder with respect to such shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such shares are restricted stock, then any new, additional or different securities the participant may become entitled to receive with respect to such shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the restricted stock; provided, further, that the participant will have no right to retain such stock dividends or stock distributions with respect to shares that are repurchased at the participant’s purchase price or exercise price.

The 2024 EIP provides that, in the event of a sale, lease or other disposition of all or substantially all of our assets, or specified types of mergers or consolidations (each, a “corporate transaction”) any of the following may occur: outstanding awards may be continued if we are the successor entity; outstanding awards may be assumed by any surviving or acquiring corporation; the surviving or acquiring corporation may substitute similar awards for those outstanding; awards may be settled for the full value of such outstanding award (whether or not then vested or exercisable) in cash or securities of the successor entity with payment deferred until the date or dates the award would have become exercisable or vested; or the vesting, exercisability and expiration of outstanding awards may be accelerated. Awards held by directors who are not employees of ours or our parent or subsidiary companies will immediately vest as to all or any portion of the shares subject to the stock award and will become exercisable at such times and on such conditions as the Compensation Committee determines.

Foreign Award Recipients

In order to comply with the laws in other countries in which the Company and its subsidiaries and affiliates operate or have employees or other individuals eligible for awards, the Compensation Committee will have the power and authority to modify the terms and conditions of any award granted to individuals outside the United States to comply with applicable foreign laws, establish sub-plans and modify exercise procedures and other terms and procedures, and take any action that the Compensation Committee determines to be necessary or advisable to administer awards under the 2024 EIP outside the U.S. or to comply with any local governmental regulatory exemptions or approvals. The Company can satisfy any tax withholding obligations as to the awards of non-U.S. taxpayers to the extent necessary under applicable law.

Payment for Purchase of Shares of our Class A Common Stock

Payment for shares of our Class A common stock purchased pursuant to the 2024 EIP may be made in cash or by check or, where approved by the Compensation Committee and where permitted by law (and to the extent not otherwise set forth in the applicable award agreement): (a) by cancellation of indebtedness; (b) by surrender of shares that have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said award will be exercised or settled; (c) by waiver of compensation due or accrued for services rendered; (d) through a broker-assisted sale or other cashless exercise program; (e) by any combination of the foregoing; or (f) by any other method permitted by law and approved by the Compensation Committee.

Grants to Non-Employee Directors

Non-employee directors are eligible to receive any type of award offered under the 2024 EIP except ISOs. No non-employee director may receive awards under the 2024 EIP that, when combined with cash compensation received for service as a non-employee director, exceeds $750,000 in value in any calendar year. Awards under the 2024 EIP may be granted to non-employee directors, automatically made pursuant to a policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

The value of awards for purposes of complying with this maximum will be determined as follows: (a) for options and SARs, the grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of options for reporting purposes, which may include using the three-month trailing average of the Company’s closing stock price, the Black-Scholes value of the award or other accepted valuation methodology consistent with then-current accounting standards (as applied in a generally consistent manner among similar awards granted in the same year), and the aggregate number of shares subject to the award, and (b) for all other awards other than options and SARs, grant date fair value will be determined by either (i) calculating the product of the fair market value per share on the date of grant and the aggregate number of shares subject to the award, or (ii) calculating the product using an average of the fair market value over a number of trading days and the aggregate number of shares subject to the award, as determined by the Compensation Committee. Awards granted to an individual while he or she was serving in the capacity as an employee or while he or she was a consultant but not a non-employee director will not count for purposes of the foregoing limitations.

Plan Suspension or Termination

Our Board has the authority to suspend or terminate the 2024 EIP at any time, provided that such action does not impair the existing rights of any participant. The term of the 2024 EIP will expire on February 14, 2034, 10 years from the Effective Date (as defined in the 2024 EIP).

Certain U.S. Federal Income Tax Consequences.

The following is a general summary under current law of certain U.S. federal income tax consequences to participants who are citizens or individual residents of the United States relating to the types of equity awards that may be granted under the 2024 EIP. This summary deals with the general tax principles and is provided only for general information. Certain kinds of taxes, such as foreign taxes, state and local income taxes, payroll taxes and the alternative minimum tax, are not discussed.

Nonqualified Stock Options, Stock Appreciation Rights. A recipient of an NSO or stock appreciation right will not recognize taxable income upon the grant of those awards. However, the participant will recognize ordinary income upon exercise in an amount equal to the difference between the fair market value of the shares and the exercise price on the date of exercise. Any gain or loss recognized on a subsequent disposition of the shares of Class A common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.

Incentive Stock Options. Neither the grant nor the exercise of an incentive stock option will generally result in any taxable income to the recipient, except that the alternative minimum tax may apply at the time of exercise. The recipient will recognize a capital gain or loss on a later sale or other disposition of such shares provided that he or she does not dispose of such shares within two years from the date the option was granted or within one year after the shares were transferred to the recipient. If the shares are not held for the holding period described above, the recipient will recognize ordinary income equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the exercise price, or (ii) the difference between the sale price and the exercise price. Any gain or loss recognized on a subsequent disposition of the shares of Class A common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.

Restricted Stock Units. A recipient of RSUs does not recognize taxable income when the RSU is granted. The holder of the award generally will recognize ordinary income in each year in which the units are settled in an amount equal to the fair market value of the shares of Class A common stock received. Any gain or loss recognized on a subsequent disposition of the shares of Class A common stock generally will be short‐term or long‐term capital gain or loss, depending on the length of time the recipient holds the shares.

Other Awards. The grant of Restricted Stock Awards, Stock Bonus Awards and Performance Awards generally will not be a taxable event. Generally, the recipient will recognize ordinary income equal to the excess of the fair market value over the price paid, if any, in the first taxable year in which his or her interest in the shares underlying the award becomes either (i) freely transferable or (ii) no longer subject to substantial risk of forfeiture (unless, with respect to an award of restricted stock, the recipient elects to accelerate recognition as of the date of grant).

In each of the foregoing cases, we will generally have a corresponding deduction at the time the participant recognizes ordinary income, subject to Section 162(m) of the Code and the relevant income tax regulations. Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct as a business expense in any year with respect to certain of our most highly paid executive officers. Generally, as discussed above, we design our executive compensation program to permit our Committee to be able to grant compensation intended to be eligible for deductibility to the extent permitted by Section 162(m) of the Code. We may, from time to time, however, pay compensation to our executives that may not be deductible if the Compensation Committee believes that doing so is in the best interests of our stockholders.

ERISA Information. The 2024 EIP is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Interest of Certain Persons in Matters to Be Acted Upon; Awards under the Plan

Members of our Board, director nominees and executive officers have an interest in this Proposal 4 to approve the 2024 EIP, as each would be eligible to receive future awards under the 2024 EIP. Awards under the 2024 EIP would be made at the discretion of the Compensation Committee. Therefore, the benefits and amounts that will be received or allocated under the 2024 EIP in the future are not determinable at this time.

Currently, our non-employee directors are entitled to receive cash and equity compensation for their service as directors. Our Board has determined that non-employee directors will receive an annual RSU grant with a value of $135,000. In addition, non-employee directors are entitled to receive an annual cash retainer of $60,000 for service on our Board, and an additional annual cash retainer of $25,000 for the chair of the Audit Committee, $12,500 for a non-chair Audit Committee member, $20,000 for the chair of the Compensation Committee, $10,000 for a non-chair Compensation Committee member, $20,000 for the chair of the Nominating Committee and $10,000 for a non-chair Nominating Committee member. The lead independent director of the Board is entitled to receive an additional annual cash retainer with a value of $27,500. All annual retainer grants of RSUs to our non-employee board members vest over a one-year period with 25% vesting on a quarterly basis.

New Plan Benefits

Participation in the 2024 EIP is voluntary and the Company will have the discretion to determine the eligibility for participation in the 2024 EIP. Accordingly, the benefits and amounts that will be received by or allocated to officers and other employees under the 2024 EIP are not determinable at this time.

Vote Required and Board Recommendation

This proposal must receive a “For” vote from the holders of a majority of the voting power of the shares of stock entitled to vote on such matter that are present in person or represented by proxy at the Annual Meeting and are voted for or against the matter. If you own shares through a bank, broker or other intermediary, you must instruct your bank, broker or other intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Abstentions and broker non-votes will not be counted toward the vote total for this proposal and therefore will not affect the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE ‘‘FOR’’ APPROVAL OF PROPOSAL NO. 4.

Appendix A

FIRST AMENDMENT
TO THE GOPRO, INC. 2024 EQUITY INCENTIVE PLAN

This First Amendment (this “First Amendment”) to the GoPro, Inc. (the “Company”) 2024 Equity Incentive Plan (the “Plan”), as adopted by the unanimous approval of the members of the Board of Directors of the Company (the “Board”) upon the recommendation of the Compensation and Leadership Committee (the “Committee”) of the Board, and as ratified and approved by the shareholders of the Company at the annual meeting of the shareholders held on June 2, 2026 (the “Effective Date”), amends the Plan as set forth herein as of the Effective Date. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Plan.

WHEREAS, the Plan, as adopted by the Committee and the Board, which became effective on February 15, 2024, was adopted as the equity compensation plan of the Company to serve as the primary mechanism for recruitment and retention of the Company and to support the ability of the Company to retain directors, officers, consultants, advisors and employees;

WHEREAS, the Plan had, as of the date of its adoption, had a total of 25,000,000 shares of the Company’s Class A Common Stock available for awards to eligible persons;

WHEREAS, the Committee, having considered the Company’s issuance of awards since the shareholders adopted the Plan, the Company’s expected needs for additional equity compensation and the shares of Common Stock available for issuance under the Plan, has determined it is in the best interests of the Company and its shareholders to adopt this First Amendment to the Plan to increase the number of shares of Common Stock available for issuance under the Plan to 38,000,000 shares, of which 26,682,243 shares will be available for future awards.

NOW, THEREFORE, as approved by the Board upon the recommendation of the Committee as of February 11, 2026 and as approved by the shareholders of the Company as of Effective Date, this First Amendment to the Plan is hereby adopted and approved in all respects. Accordingly, pursuant to this First Amendment, the Plan is hereby amended as follows:

1.As of the Effective Date, Section 2(a) of the Plan is hereby amended by deleting it in its entirety and is replaced with the following:

“2.a. Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is equal to the lower of 25,000,000 Shares or the sum of (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2014 Equity Incentive Plan (the “Prior 2014 Plan”) on the Effective Date (as defined below), (ii) shares that are subject to stock options or other awards granted under the Prior 2014 Plan or the Company’s 2010 Equity Incentive Plan (together with the Prior 2014 Plan, the “Prior Plans”) that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (iii) shares issued under the Prior Plans before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (iv) shares issued under the Prior Plans that are repurchased by the Company at the original issue price and (v) shares that are subject to stock options or other awards under the Prior Plans that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award. Provided, however, that shares reserved and available for grant and issuance pursuant to subpart (i) – (v) of this Section 2.1 shall be issuable as Common Stock of the Company regardless of their series or class under the Prior Plans.”
2. Except as specifically set forth in this First Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

2.Except as specifically set forth in this First Amendment, no provision of the Plan is changed, and the Plan is hereby ratified in its entirety and shall remain in full force and effect.

As adopted by the Board of Directors of GoPro, Inc. on February 12, 2026.

Appendix B

GOPRO, INC.
2024 EQUITY INCENTIVE PLAN
1.PURPOSE. The purpose of this Plan is to provide incentives to attract, retain, and motivate eligible persons whose present and potential contributions are important to the success of the Company, and any Parents, Subsidiaries, and Affiliates that exist now or in the future, by offering them an opportunity to participate in the Company’s future performance through the grant of Awards. Capitalized terms not defined elsewhere in the text are defined in Section 28.
2.SHARES SUBJECT TO THE PLAN
2.a.Number of Shares Available. Subject to Sections 2.5 and 21 and any other applicable provisions hereof, the total number of Shares reserved and available for grant and issuance pursuant to this Plan as of the date of adoption of the Plan by the Board, is is equal to the lower of 25,000,000 Shares or the sum of (i) any reserved shares not issued or subject to outstanding grants under the Company’s 2014 Equity Incentive Plan (the “Prior 2014 Plan”) on the Effective Date (as defined below), (ii) shares that are subject to stock options or other awards granted under the Prior 2014 Plan or the Company’s 2010 Equity Incentive Plan (together with the Prior 2014 Plan, the “Prior Plans”) that cease to be subject to such stock options or other awards by forfeiture or otherwise after the Effective Date, (iii) shares issued under the Prior Plans before or after the Effective Date pursuant to the exercise of stock options that are, after the Effective Date, forfeited, (iv) shares issued under the Prior Plans that are repurchased by the Company at the original issue price and (v) shares that are subject to stock options or other awards under the Prior Plans that are used to pay the exercise price of an option or withheld to satisfy the tax withholding obligations related to any award. Provided, however, that shares reserved and available for grant and issuance pursuant to subpart (i) – (v) of this Section 2.1 shall be issuable as Common Stock of the Company regardless of their series or class under the Prior Plans.
2.b.Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR, (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price, (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used to pay the exercise price of an Award or withheld to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 2.2 will not include Shares subject to Awards that initially became available because of the substitution clause in Section 21.2 hereof.
2.c.Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.
2.d.ISO Limitation. No more than 15,000,000 Shares shall be issued pursuant to the exercise of ISOs granted under the Plan.
2.e.Adjustment of Shares. If the number or class of outstanding Shares is changed by a stock dividend, extraordinary dividend or distribution (whether in cash, shares, or other property, other than a regular cash dividend), recapitalization, stock split, reverse stock split, subdivision, combination, consolidation, reclassification, spin-off, or similar change in the capital structure of the Company, without consideration, then (a) the number and class of Shares reserved for issuance and future grant under the Plan set forth in Section 2.1, including Shares reserved under sub-clauses (i)-(v) of Section 2.1, (b) the Exercise Prices of and number and class of Shares subject to outstanding Options and SARs, (c) the number and class of Shares subject to other outstanding Awards, and (d) the maximum number and class of Shares that may be issued as ISOs set forth in Section 2.4, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws, provided that fractions of a Share will not be issued.
If, by reason of an adjustment pursuant to this Section 2.5, a Participant’s Award Agreement or other agreement related to any Award, or the Shares subject to such Award, covers additional or different shares of stock or securities, then such additional or different shares, and the Award Agreement or such other agreement in respect thereof, will be subject to all of the terms, conditions, and restrictions which were applicable to the Award or the Shares subject to such Award prior to such adjustment.
3.ELIGIBILITY. ISOs may be granted only to eligible Employees. All other Awards may be granted to Employees, Consultants, Directors, and Non-Employee Directors, provided that such Consultants, Directors, and

Non-Employee Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.
4.ADMINISTRATION.
4.a.Committee Composition; Authority. This Plan will be administered by the Committee or by the Board acting as the Committee. Subject to the general purposes, terms, and conditions of this Plan, and to the direction of the Board, the Committee will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Non-Employee Directors. The Committee will have the authority to:
(i)construe and interpret this Plan, any Award Agreement, and any other agreement or document executed pursuant to this Plan;
(ii)prescribe, amend, and rescind rules and regulations relating to this Plan or any
Award;
(iii)select persons to receive Awards;
(iv)determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the Exercise Price, the time or times when Awards may vest and be exercised (which may be based on performance criteria) or settled, any vesting acceleration or waiver of forfeiture restrictions, the method to satisfy tax withholding obligations or any other tax liability legally due, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Committee will determine;
(v)determine the number of Shares or other consideration subject to Awards;
(vi)determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;
(vii)determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary, or Affiliate;
(viii)grant waivers of Plan or Award conditions;
(ix)determine the vesting, exercisability, and payment of Awards;
(x)correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;
(xi)determine whether an Award has been earned;
(xii)determine the terms and conditions of any, and to institute any Exchange
Program;
(xiii)modify or waive any criteria with respect to Performance Factors;
(xiv)adjust Performance Factors to take into account changes in law and accounting or tax rules as the Committee deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events, or circumstances to avoid windfalls or hardships;
(xv)adopt terms and conditions, rules, and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States or to qualify Awards for special tax treatment under laws of jurisdictions other than the United States;
(xvi)exercise discretion with respect to Performance Awards;
(xvii)make all other determinations necessary or advisable for the administration of this Plan; and
(xviii)delegate any of the foregoing to a subcommittee or to one or more executive officers pursuant to a specific delegation as permitted by applicable law, including but not limited to Section 157(c) of the Delaware General Corporation Law.
4.b.Committee Interpretation and Discretion. Any determination made by the Committee with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Committee for review. The resolution of such a dispute by the Committee shall be final and binding on the Company and the Participant. The Committee may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.
4.c.Documentation. The Award Agreement for a given Award, the Plan, and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.
4.d.Foreign Award Recipients. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws and practices in other countries in which the Company, its Subsidiaries, and Affiliates operate or have employees or other individuals eligible for Awards, the Committee, in its sole discretion, shall have the power and authority to: (a) determine which Subsidiaries and Affiliates shall be covered by the Plan; (b) determine which individuals outside the United States are eligible to participate in the Plan, which may include individuals who provide services to the Company, Subsidiary or Affiliate under an agreement with a foreign nation or agency; (c) modify the terms and conditions of any Award granted to individuals outside the United States or foreign nationals to comply with applicable foreign laws, policies, customs, and practices; (d) establish subplans and modify exercise procedures, vesting conditions, and other terms and procedures to the extent the Committee determines such actions to be necessary or advisable (and such subplans and/or modifications shall be attached to this Plan as appendices, if necessary); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 2.1 hereof; and (e) take any action, before or after an Award is made, that the Committee determines to be necessary or advisable to obtain approval or comply with any local governmental regulatory exemptions or approvals, provided, however, that no action taken under this Section 4.4 will increase the Share limitations contained in Section 2.1 hereof. Notwithstanding the foregoing, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act or any other applicable United States securities law, the Code, or any other applicable United States governing statute or law.
5.OPTIONS. An Option is the right but not the obligation to purchase a Share, subject to certain conditions, if applicable. The Committee may grant Options to eligible Employees, Consultants, and Directors and will determine whether such Options will be Incentive Stock Options within the meaning of the Code (“ISOs”) or Nonqualified Stock Options (“NQSOs”), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following terms of this section.
5.a.Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NQSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Factors during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Factors, then the Committee will: (a) determine the nature, length, and starting date of any Performance Period for each Option; and (b) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.
5.b.Date of Grant. The date of grant of an Option will be the date on which the Committee makes the determination to grant such Option, or a specified future date. The Award Agreement will be delivered to the Participant within a reasonable time after the granting of the Option.
5.c.Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option, provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company (“Ten Percent Stockholder”) will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Committee also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Committee determines.
5.d.Exercise Price. The Exercise Price of an Option will be determined by the Committee when the Option is granted, provided that: (a) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant, and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 11 and the Award Agreement and in accordance with any procedures established by the Company.
5.e.Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Committee may specify from time to time) from the person entitled to exercise the Option (and/or via electronic execution through the authorized third-party administrator), and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Committee and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 2.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
5.f.Termination of Service. If the Participant’s Service terminates for any reason except for Cause or the Participant’s death or Disability, then the Participant may exercise such Participant’s Options, only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, no later than three (3) months after the date Participant’s Service terminates (or such shorter or longer time period as may be determined by the Committee, with any exercise beyond three (3) months after the date Participant’s employment terminates deemed to be the exercise of an NQSO), but in any event no later than the expiration date of the Options.
(i)Death. If the Participant’s Service terminates because of the Participant’s death (or the Participant dies within three (3) months after Participant’s Service terminates other than for Cause or because of the Participant’s Disability), then the Participant’s Options may be exercised, only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, and must be exercised by the Participant’s legal representative, or authorized assignee no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee), but in any event no later than the expiration date of the Options.
(ii)Disability. If the Participant’s Service terminates because of the Participant’s Disability, then the Participant’s Options may be exercised, only to the extent that such Options would have been exercisable by the Participant on the date Participant’s Service terminates, and must be exercised by the Participant (or the Participant’s legal representative or authorized assignee) no later than twelve (12) months after the date Participant’s Service terminates (or such shorter time period or longer time period as may be determined by the Committee, with any exercise beyond (a) three (3) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is not a “permanent and total disability” as defined in Section 22(e)(3) of the Code or (b) twelve (12) months after the date Participant’s employment terminates when the termination of Service is for a Disability that is a “permanent and total disability” as defined in Section 22(e)(3) of the Code, deemed to be exercise of an NQSO), but in any event no later than the expiration date of the Options.
(iii)Cause. If the Participant is terminated for Cause, then Participant’s Options shall expire on such Participant’s date of termination of Service, or at such later time and on such conditions as are determined by the Committee, but in no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause shall have the meaning set forth in the Plan.
5.g.Limitations on Exercise. The Committee may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

5.h.Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NQSOs. For purposes of this Section 5.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.
5.i. Modification, Extension or Renewal. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant’s rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. Subject to Section 18 of this Plan, by written notice to affected Participants, the Committee may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.
5.j.No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended, or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

6.RESTRICTED STOCK AWARDS. A Restricted Stock Award is an offer by the Company to sell to an eligible Employee, Consultant, or Director Shares that are subject to restrictions (“Restricted Stock”). The Committee will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the Plan.
6.a.Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Committee determines otherwise.
6.b.Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Committee and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase Price must be made in accordance with Section 11 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.
6.c.Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Committee may impose or are required by law. These restrictions may be based on completion of a specified period of Service with the Company or upon completion of Performance Factors, if any, during any Performance Period as set out in advance in the Participant’s Award Agreement. Prior to the grant of a Restricted Stock Award, the Committee shall: (a) determine the nature, length, and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.
6.d.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
7.STOCK BONUS AWARDS. A Stock Bonus Award is an award to an eligible Employee, Consultant, or Director of Shares for Services to be rendered or for past Services already rendered to the Company or any Parent, Subsidiary, or Affiliate. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.
7.a.    Terms of Stock Bonus Awards. The Committee will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified period of Service with the Company or upon satisfaction of performance goals based on Performance Factors during any Performance Period as set out in advance in the Participant’s Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the Committee shall: (a) determine the nature, length, and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Factors to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.
7.b.    Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Committee.
7.c.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
8.STOCK APPRECIATION RIGHTS. A Stock Appreciation Right (“SAR”) is an award to an eligible Employee, Consultant, or Director that may be settled in cash or Shares (which may consist of Restricted Stock) having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.
8.a.    Terms of SARs. The Committee will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR, (b) the Exercise Price and the time or times during which the SAR may be settled, (c) the consideration to be distributed on settlement of the SAR, and (d) the effect of the Participant’s termination of Service on each SAR. The Exercise Price of the SAR will be determined by the Committee when the SAR is granted and may not be less than Fair Market Value of the Shares on the date of grant. A SAR may be awarded upon satisfaction of Performance Factors, if any, during any Performance Period as are set out in advance in the Participant’s individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance

Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Factors to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Factors and other criteria.
8.b.    Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Committee and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date, provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Committee may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Factors), in such number of Shares or percentage of the Shares subject to the SAR as the Committee determines. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee). Notwithstanding the foregoing, the rules of Section 5.6 also will apply to SARs.
8.c.     Form of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (a) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price, by (b) the number of Shares with respect to which the SAR is exercised. At the discretion of the Committee, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest, if any, as the Committee determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
8.d.    Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
9.RESTRICTED STOCK UNITS. A Restricted Stock Unit (“RSU”) is an award to an eligible Employee, Consultant, or Director covering a number of Shares that may be settled in cash or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.
9.a.Terms of RSUs. The Committee will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU, (b) the time or times during which the RSU may be settled, (c) the consideration to be distributed on settlement, and (d) the effect of the Participant’s termination of Service on each RSU, provided that no RSU will have a term longer than ten (10) years. An RSU may be awarded upon satisfaction of such performance goals based on Performance Factors during any Performance Period as are set out in advance in the Participant’s Award Agreement. If the RSU is being earned upon satisfaction of Performance Factors, then the Committee will: (i) determine the nature, length, and starting date of any Performance Period for the RSU; (ii) select from among the Performance Factors to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and Participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.
9.b.Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Committee and set forth in the Award Agreement. The Committee, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Committee may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned, provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code to the extent applicable.
9.c.     Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on such date Participant’s Service terminates (unless determined otherwise by the Committee).
10.PERFORMANCE AWARDS.
10.a.Types of Performance Awards. A Performance Award is an award to an eligible Employee, Consultant, or Director that is based upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee, and may be settled in cash, Shares (which may consist of, without limitation, Restricted Stock), other property, or any combination thereof. Grants of Performance Awards shall be made pursuant to an Award Agreement that cites Section 10 of the Plan.
(i)Performance Shares. The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded, and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares will consist of a unit valued by reference to a designated number of Shares, the value of which may be paid to the Participant by delivery of Shares or, if set forth in the instrument evidencing the Award, of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. The amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee will determine in its sole discretion.

(ii)Performance Units. The Committee may grant Awards of Performance Units, designate the Participants to whom Performance Units are to be awarded, and determine the number of Performance Units and the terms and conditions of each such Award. Performance Units will consist of a unit valued by reference to a designated amount of property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee will determine, including, without limitation, cash, Shares, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee.
(iii)Cash-Settled Performance Awards. The Committee may also grant cash-based Performance Awards to Participants under the terms of this Plan. Such awards will be based on the attainment of performance goals using the Performance Factors within this Plan that are established by the Committee for the relevant performance period.
10.b.Terms of Performance Awards. The Committee will determine, and each Award Agreement shall set forth, the terms of each Performance Award including, without limitation: (a) the amount of any cash bonus, (b) the number of Shares deemed subject to an award of Performance Shares, (c) the Performance Factors and Performance Period that shall determine the time and extent to which each Performance Award shall be settled, (d) the consideration to be distributed on settlement, and (e) the effect of the Participant’s termination of Service on each Performance Award. In establishing Performance Factors and the Performance Period the Committee will: (i) determine the nature, length, and starting date of any Performance Period; and (ii) select from among the Performance Factors to be used; Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Prior to settlement the Committee shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria.
10.c.Termination of Service. Except as may be set forth in the Participant’s Award Agreement, vesting ceases on the date Participant’s Service terminates (unless determined otherwise by the Committee).

11.PAYMENT FOR SHARE PURCHASES. Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where approved for the Participant by the Committee and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):
(i)by cancellation of indebtedness of the Company to the Participant;
(ii)by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;
(iii)by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;
(iv)by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;
(v)by any combination of the foregoing; or
(vi)by any other method of payment as is permitted by applicable law.
The Committee may limit the availability of any method of payment, to the extent the Committee determines, in its discretion, such limitation is necessary or advisable to comply with applicable law or facilitate the administration of the Plan. Unless determined otherwise by the Committee, all payments under any of the methods indicated above shall be made in United States dollars.
12.GRANTS TO NON-EMPLOYEE DIRECTORS.
12.a.General. Non-Employee Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 12 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board. No Non-Employee Director may receive Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceed $750,000 in value (as described below) in any calendar year. The value of Awards for purposes of complying with this maximum will be determined as follows: (a) for Options and SARs, the grant date fair value will be calculated using the Company’s regular valuation methodology for determining the grant date fair value of Options for reporting purposes, which may include using the three-month trailing average of the Company’s closing stock price, the Black-Scholes value of the Award or other accepted valuation methodology consistent with then-current accounting standards (as applied in a generally consistent manner among similar awards granted in the same year), and the aggregate number of Shares subject to the Award, and (b) for all other Awards other than Options and SARs, grant date fair value will be determined by either (i) calculating the product of the Fair Market Value per Share on the date of grant and the aggregate number of Shares subject to the Award, or (ii) calculating the product using an average of the Fair Market Value over a number of trading days and the aggregate number of Shares subject to the Award, as determined by the Committee. Awards granted to an individual while he or she was serving in the capacity as an Employee or while he or she was a Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 12.1.
12.b.Eligibility. Awards pursuant to this Section 12 shall be granted only to Non-Employee Directors. A Non-Employee Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 12.
12.c.     Vesting, Exercisability and Settlement. Except as set forth in Section 21, Awards shall vest, become exercisable, and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to Non-Employee Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.
12.d.     Election to Receive Awards in Lieu of Cash. A Non-Employee Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, if permitted by applicable law, and as determined, by the Committee. Such Awards shall be issued under the Plan. An election under this Section 12.4 shall be filed with the Company on the form prescribed by the Company.
13.WITHHOLDING TAXES.
13.a.Withholding Generally. In connection with any tax or tax withholding event related to Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent, Subsidiary, or Affiliate, as applicable, employing the Participant or to which the Participant provides Services an amount sufficient to satisfy applicable U.S. federal, state, local, and international income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax related items (the “Tax-Related Items”) related to the Participant’s participation in the Plan and legally applicable to the Participant prior to the delivery of Shares, cash or other property pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable withholding obligations for Tax-Related Items.
13.b.Stock Withholding. The Committee, or its delegate(s), as permitted by applicable law, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such Tax Related Items legally applicable to the Participant, in whole or in part by (without limitation) (a) paying cash, (b) having the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the Tax-Related Items to be withheld, (c) delivering to the Company already-owned shares having a Fair Market Value equal to the Tax-Related Items to be withheld, or (d) withholding from the proceeds of the sale of otherwise deliverable Shares acquired pursuant to an Award either through a voluntary sale or through a mandatory sale arranged by the Company or any brokerage firm determined to be acceptable by the Company. The Company may withhold or account for these Tax-Related Items by considering applicable statutory withholding rates or other applicable withholding rates, including up to the maximum permissible statutory tax rate for the applicable tax jurisdiction, to the extent consistent with applicable laws.
14.TRANSFERABILITY.
14.a.Transfer Generally. Unless determined otherwise by the Committee or pursuant to Section 14.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Committee makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift or by domestic relations order to a Permitted Transferee, such Award will contain such additional terms and conditions as the Committee deems appropriate. All Awards shall be exercisable: (a) during the Participant’s lifetime only by the Participant or the Participant’s guardian or legal representative; (b) after the Participant’s death, by the legal representative of the Participant’s heirs or legatees; and (c) in the case of all awards except ISOs, by a Permitted Transferee.
14.b.Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Committee shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 14.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder’s continued service to the Company or its Parent or any Subsidiary, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Committee deems necessary or appropriate in its sole discretion.

15.PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.
15.a.     Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant’s Purchase Price or Exercise Price, as the case may be, pursuant to Section 15.2.
15.b.     Restrictions on Shares. At the discretion of the Committee, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a “Right of Repurchase”) a portion of any or all Unvested Shares held by a Participant following such Participant’s termination of Service at any time within ninety (90) days(or such longer or shorter time determined by the Committee) after the later of the date Participant’s Service terminates and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant’s Purchase Price or Exercise Price, as the case may be.
16.CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends, and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable U.S. federal, state, or foreign securities law, or any rules, regulations, and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted, and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.
17.ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant’s Shares, the Committee may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Committee, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Committee may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant’s obligation to the Company under the promissory note, provided, however, that the Committee may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant’s Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Committee will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.
18.REPRICING; EXCHANGE AND BUYOUT OF AWARDS. An Exchange Program,
including but not limited to any repricing of Options or SARs, is not permitted without prior stockholder approval.
19.SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities and exchange control and other laws, rules, and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable and/or (b) completion of any registration or other qualification of such Shares under any state, federal, or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification, or listing requirements of any foreign or state securities laws, exchange control laws, stock exchange, or automated quotation system, and the Company will have no liability for any inability or failure to do so.
20.NO OBLIGATION TO EMPLOY. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other service relationship with, the Company or any Parent, Subsidiary, or Affiliate or limit in any way the right of the Company or any Parent, Subsidiary, or Affiliate to terminate Participant’s employment or service relationship at any time.
21.     CORPORATE TRANSACTIONS.
21.a.     Assumption or Replacement of Awards by Successor. In the event that the Company is subject to a Corporate Transaction, outstanding Awards acquired under the Plan shall be subject to the agreement evidencing the Corporate Transaction, which need not treat all outstanding Awards in an identical manner. Such agreement, without the Participant’s consent, shall provide for one or more of the following with respect to all outstanding Awards as of the effective date of such Corporate Transaction.
(a)The continuation of an outstanding Award by the Company (if the Company is the successor entity).
(b)The assumption of an outstanding Award by the successor or acquiring entity (if any) of such Corporate Transaction (or by its parents, if any), which assumption, will be binding on all selected Participants; provided that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code.
(c)The substitution by the successor or acquiring entity in such Corporate Transaction (or by its parents, if any) of equivalent awards with substantially the same terms for such outstanding Awards (except that the exercise price and the number and nature of shares issuable upon exercise of any such option or stock appreciation right, or any award that is subject to Section 409A of the Code, will be adjusted appropriately pursuant to Section 424(a) of the Code).
(d)The full acceleration of exercisability or vesting and accelerated expiration of an outstanding Award and lapse of the Company’s right to repurchase or re-acquire shares acquired under an Award or lapse of forfeiture rights with respect to shares acquired under an Award.
(e)The settlement of the full value of such outstanding Award (whether or not then vested or exercisable) in cash, cash equivalents, or securities of the successor entity (or its parent, if any) with a Fair Market Value equal to the required amount, followed by the cancellation of such Awards; provided however, that such Award may be cancelled if such Award has no value, as determined by the Committee, in its discretion. Subject to Section 409A of the Code, such payment may be made in installments and may be deferred until the date or dates the Award would have become exercisable or vested. Such payment may be subject to vesting based on the Participant’s continued service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which the Award would have become vested or exercisable. For purposes of this Section 21.1(e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
The Board shall have full power and authority to assign the Company’s right to repurchase or reacquire or forfeiture rights to such successor or acquiring corporation. In addition, in the event such successor or acquiring corporation refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Corporate Transaction, the Committee will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Committee in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Corporate Transaction.

21.b.     Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company’s award, or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price. Substitute Awards will not reduce the number of Shares authorized for grant under the Plan or authorized for grant to a Participant in a calendar year.
21.c.     Non-Employee Directors’ Awards. Notwithstanding any provision to the contrary herein, in the event of a Corporate Transaction, the vesting of all Awards granted to Non-Employee Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Committee determines.
22.ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company’s stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.
23.TERM OF PLAN/GOVERNING LAW. Unless earlier terminated as provided herein, this Plan will become effective on the Effective Date and will terminate ten (10) years from the date this Plan is adopted by the Board. After this Plan is terminated or expires, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and this Plan’s terms and conditions. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware (excluding its conflict of laws rules).
24.AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan, provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval, provided further that a Participant’s Award shall be governed by the version of this Plan then in effect at the time such Award was granted. No termination or amendment of the Plan will affect any then-outstanding Award unless expressly provided by the Committee. In any event, no termination or amendment of the Plan or any outstanding Award may adversely affect any then outstanding Award without the consent of the Participant, unless such termination or amendment is necessary to comply with applicable law, regulation, or rule.
25.NONEXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
26.INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company’s securities by Employees, officers, and/or Directors of the Company, as well as with any applicable insider trading or market abuse laws to which the Participant may be subject.
27.     ALL AWARDS SUBJECT TO COMPANY CLAWBACK OR RECOUPMENT POLICY.
All Awards, subject to applicable law, shall be subject to clawback or recoupment pursuant to any compensation clawback or recoupment policy adopted by the Board or required by law during the term of Participant’s employment or other service with the Company that is applicable to officers, Employees, Directors or other service providers of the Company, and in addition to any other remedies available under such policy and applicable law, may require the cancellation of outstanding Awards and the recoupment of any gains realized with respect to Awards.
28.DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:
28.a.     “Affiliate” means (a) any entity that, directly or indirectly, is controlled by, controls, or is under common control with, the Company, and (b) any entity in which the Company has a significant equity interest, in either case as determined by the Committee, whether now or hereafter existing.
28.b.    “Award” means any award under the Plan, including any Option, Performance Award, Restricted Stock, Stock Bonus, Stock Appreciation Right, or Restricted Stock Unit.
28.c.     “Award Agreement” means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, and country-specific appendix thereto for grants to non-U.S. Participants, which shall be in substantially a form (which need not be the same for each Participant) that the Committee (or in the case of Award agreements that are not used for Insiders, the Committee’s delegate(s)) has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.
28.d.    “Award Transfer Program” means any program instituted by the Committee which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Committee.
28.e.     “Board” means the Board of Directors of the Company.
28.f.     “Cause” means (i) Participant’s willful failure substantially to perform his or her duties and responsibilities to the Company or material violation of a Company policy; (ii) Participant’s commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time as provided in Section 20 above, and the term “Company” will be interpreted to include any Subsidiary or Parent, as appropriate. Notwithstanding the foregoing, the foregoing definition of “Cause” may, in part or in whole, be modified or replaced in each individual agreement or Award Agreement with any Participant, provided that such document supersedes the definition provided in this Section 28.6.
28.g.    “Code” means the United States Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder.
28.h.     “Committee” means the Compensation and Leadership Committee of the Board, or any other committee of the Board, or those persons to whom administration of the Plan, or part of the Plan, has been delegated as permitted by law.
28.i.     “Common Stock” means the Class A common stock of the Company.

28.j.     “Company” means GoPro, Inc., a Delaware corporation, or any successor corporation.
28.k.     “Consultant” means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary, or Affiliate to render services to such entity.
28.l.     “Corporate Transaction” means the occurrence of any of the following events:
(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then-outstanding voting securities; provided, however, that for purposes of this subclause (i) the acquisition of additional securities by any one Person who is considered to own more than fifty percent (50%) of the total voting power of the securities of the Company will not be considered a Corporate Transaction; (ii) the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; (iii) the consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation;(iv) any other transaction which qualifies as a “corporate transaction” under Section 424(a) of the Code wherein the stockholders of the Company give up all of their equity interest in the Company (except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company); or (v) a change in the effective control of the Company that occurs on the date that a majority of members of the Board is replaced during any twelve
(12) month period by members of the Board whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purpose of this subclause (v), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Corporate Transaction. For purposes of this definition, Persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, to the extent that any amount constituting deferred compensation (as defined in Section 409A of the Code) would become payable under this Plan by reason of a Corporate Transaction, such amount shall become payable only if the event constituting a Corporate Transaction would also qualify as a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, each as defined within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and IRS guidance that has been promulgated or may be promulgated thereunder from time to time.
28.m.     “Director” means a member of the Board.
28.n.     “Disability” means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months.
28.o.     “Effective Date” means February 15, 2024, subject to prior approval of the Plan by the stockholders and the Board.
28.p.     “Employee” means any person, including officers and Directors, providing services as an employee to the Company or any Parent, Subsidiary, or Affiliate. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
28.q.     “Exchange Act” means the United States Securities Exchange Act of 1934, as amended.
28.r.     “Exchange Program” means a program pursuant to which (i) outstanding Awards are surrendered, cancelled, or exchanged for cash, the same type of Award, or a different Award (or combination thereof) or (ii) the exercise price of an outstanding Award is reduced.
28.s.     “Exercise Price” means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.
28.t.     “Fair Market Value” means, as of any date, the value of a Share, determined as follows:
(i)if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal or such other source as the Committee deems reliable;

(ii)if such Common Stock is publicly traded but is neither listed nor admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported in The Wall Street Journal or such other source as the Committee deems reliable; or
(iii)by the Board or the Committee in good faith.
28.u.     “Insider” means an officer or director of the Company or any other person whose transactions in the Company’s Common Stock are subject to Section 16 of the Exchange Act.
28.v.     “IRS” means the United States Internal Revenue Service.
28.w.    “Non-Employee Director” means a Director who is not an Employee of the Company or any Parent, Subsidiary, or Affiliate.
28.x.    “Option” means an award of an option to purchase Shares pursuant to Section 5.
28.y.     “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.z.     “Participant” means a person who holds an Award under this Plan.
28.aa.     “Performance Award” means an Award as defined in Section 10 and granted under the Plan.
28.ab. “Performance Factors” means any of the factors selected by the Committee and specified in an Award Agreement, from among the following measures, either individually, alternatively or in any combination, applied to the Company as a whole or any business unit or Subsidiary, either individually, alternatively, or in any combination, on a GAAP or non-GAAP basis, and measured, to the extent applicable on an absolute basis or relative to a pre-established target, to determine whether the performance goals established by the Committee with respect to applicable Awards have been satisfied:

(i)profit before tax;
(ii)subscription metrics;
(iii)revenue;
(iv)net revenue;
(v)earnings (which may include earnings before interest and taxes, earnings before taxes, net earnings, stock-based compensation expenses, depreciation, and amortization);
(vi)operating income;
(vii)operating margin;
(viii)operating profit;
(ix)controllable operating profit or net operating profit;
(x)net profit;
(xi)gross margin;
(xii)operating expenses or operating expenses as a percentage of revenue;
(xiii)net income;
(xiv)earning per share;
(xv)total stockholder return or relative total stockholder return;
(xvi)market share;
(xvii)return on assets or net assets;
(xviii)the Company’s stock price;
(xix)growth in stockholder value relative to a pre-determined index;
(xx)return on equity;
(xxi)return on invested capital;

(xxii)cash flow (including free cash flow or operating cash flows) or cash flow margins;
(xxiii)cash conversion cycle;
(xxiv)economic value added;
(xxv)individual confidential business objectives;
(xxvi)overhead or other expense reduction;
(xxvii)credit rating;
(xxviii)strategic plan development and implementation;
(xxix)succession plan development and implementation;
(xxx)improvement in workforce diversity;
(xxxi)customer indicators and/or satisfaction;
(xxxii)new product invention or innovation;
(xxxiii)attainment of research and development milestones;
(xxxiv)improvements in productivity;
(xxxv)bookings;
(xxxvi)attainment of objective operating goals and employee metrics; or
(xxxvii)any other metric that is capable of measurement as determined by the Committee.
The Committee may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments to the Performance Factors to preserve the Committee’s original intent regarding the Performance Factors at the time of the initial award grant. It is within the sole discretion of the Committee to make or not make any such equitable adjustments.
28.ac. “Performance Period” means one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Factors will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance Award.
28.ad. “Performance Share” means an Award as defined in Section 10 and granted under the Plan.
28.ae. “Performance Unit” means an Award as defined in Section 10 and granted under the Plan.
28.af. “Permitted Transferee” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee’s household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.
28.ag. “Person” shall have the meaning as such term is used in Sections 13(d) and 14(d) of the Exchange Act.
28.ah. “Plan” means this GoPro, Inc. 2024 Equity Incentive Plan.
28.ai. “Purchase Price” means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.
28.aj. “Restricted Stock Award” means an Award as defined in Section 6 and granted under the Plan, or issued pursuant to the early exercise of an Option.
28.ak. “Restricted Stock Unit” means an Award as defined in Section 9 and granted under the Plan.
28.al. “SEC” means the United States Securities and Exchange Commission.
28.am. “Securities Act” means the United States Securities Act of 1933, as amended.
28.an. “Service” shall mean service as an Employee, Consultant, Director or Non-Employee Director, to the Company or a Parent, Subsidiary or Affiliate of the Company, subject to such further limitations as may be set forth in the Plan or the applicable Award Agreement. An Employee will not be deemed to have ceased to provide Service in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company. In the case of any Employee on an approved leave of absence or a reduction in hours worked (for illustrative purposes only, a change in schedule from that of full-time to part-time), the Company may make such provisions respecting suspension of or modification of vesting of the Award while on leave from the employ of the Company or a Parent, Subsidiary or Affiliate or during such change in working hours as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant’s returning from military leave (under conditions that would entitle him or her to protection upon such return under the U.S. Uniform Services Employment and Reemployment Rights Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. Except as set forth in this Section 28.40, and unless otherwise provided in the Award Agreement, a Participant’s termination of Service will be considered to occur as of the date he or she ceases to provide services (regardless of whether the termination is in breach of local employment laws or is later found to be invalid) and Service shall not be extended by any notice period or any period of garden leave or similar period mandated by local law, provided however, that a change in status from an employee to a consultant or advisor shall not terminate the service provider’s Service, unless determined by the Committee, in its discretion. The Committee will have sole discretion to determine whether a Participant has ceased to provide Services and the effective date on which the Participant ceased to provide Services (including whether a Participant may still be considered to be providing services while on a leave of absence).
28.ao. “Shares” means shares of the Common Stock and the common stock of any successor entity of the Company.
28.ap. “Stock Appreciation Right” means an Award defined in Section 8 and granted under the Plan.
28.aq. “Stock Bonus” means an Award defined in Section 7 and granted under the
Plan.
28.ar. “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.
28.as. “Treasury Regulations” means regulations promulgated by the United States Treasury Department.
28.at. “Unvested Shares” means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

PROPOSAL NO. 5
APPROVAL, IN ACCORDANCE WITH NASDAQ LISTING RULE 5635(D), OF THE ISSUANCE OF THE MAXIMUM NUMBER OF SHARES OF CLASS A COMMON STOCK ISSUABLE UPON CONVERSION OF ALL CONVERTIBLE DEBENTURES AND REMOVAL OF THE EXCHANGE CAP
Background

On February 27, 2026, we entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale of convertible debentures (the “Convertible Debentures”) issuable in an aggregate principal amount of up to $50,000,000. Yorkville purchased $25,000,000 in aggregate principal amount of Convertible Debentures on the signing of the Purchase Agreement. In addition, subject to certain closing conditions, Yorkville would have been obligated to purchase an additional $5,000,000 on the day prior to the filing of the Initial Registration Statement (as defined below). On March 19, 2026, the closing conditions were not met. As a result, Yorkville is only obligated to purchase and we may issue an additional $20,000,000 in aggregate principal amount of Convertible Debentures on or about the second business day following the satisfaction of certain closing conditions. The Convertible Debentures will be convertible at the option of the holder into shares of our Class A common stock, par value $0.0001 per share (“Common Stock”) (as converted, the “Conversion Shares”), equal to the applicable Conversion Amount (as defined below) divided by the Conversion Price (as defined below). The Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the Convertible Debentures as of such conversion, with fractional shares rounded up (the “Conversion Amount”). The conversion price for the Convertible Debentures will be the lower of (i) $1.1453, or (ii) 98% of the lowest daily volume weighted average price of the Common Stock during the five consecutive trading days immediately preceding the date of conversion or other date of determination, but which shall not be lower than $0.1736, (the “Conversion Price”). The Convertible Debentures will mature on August 26, 2027. The Convertible Debentures were issued at an original issue discount of 3.00%.

The Convertible Debentures will not bear interest unless (i) certain interest rate adjustment events occur, upon which the Convertible Debentures will bear interest at an annual rate of 5.00% until such interest rate adjustment event is no longer continuing, or (ii) we issue Conversion Shares in excess of 99% of the Common Stock available under the Class A Issuance Cap (as defined below) within the first six months or an event of default occurs and remains uncured, upon which the Convertible Debentures will bear interest at an annual rate of 18.00%.

Any portion of the Convertible Debentures may be converted at any time and from time to time, subject to certain limitations, including the Exchange Cap (as defined below). No conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with certain related parties would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments (the “Beneficial Ownership Limit”). In addition, we shall not issue any Common Stock upon conversion of the Convertible Debentures if the issuance of such Common Stock underlying the Convertible Debentures would exceed the aggregate number of shares of Common Stock that we may issue in compliance with our obligations under Nasdaq rules and regulations, including Listing Rule 5635(d) (the number of shares which may be issued without violating such rules and regulations is 32,794,274 and shall be referred to as the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if this Proposal 5 is approved by our stockholders, or if we obtain a written opinion from our outside counsel that such stockholder approval is not required. In addition, for the first six months following the date of the Purchase Agreement we shall not issue any Conversion Shares to the extent that the aggregate number of Conversion Shares that we have issued would exceed 47,650,000 shares of Common Stock (the “Class A Issuance Cap”).

Under the Purchase Agreement, we agreed to solicit stockholder approval of this Proposal 5 at the Annual Meeting, thereby removing the Exchange Cap.

Pursuant to the terms of a Registration Rights Agreement with Yorkville entered into concurrently with the Purchase Agreement, we also agreed to file a registration statement registering the resale of the Common Stock issuable upon conversion of the Convertible Debentures, which was filed with the SEC on March 20, 2026 (the “Initial Registration Statement”).

The foregoing descriptions of the Purchase Agreement and the Convertible Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are attached as Exhibit 10.1 and Exhibit 4.1, respectively, to the Current Report on Form 8-K filed by the Company with the SEC on March 5, 2026, and each is incorporated herein by reference. Please read the Purchase Agreement and Convertible Debenture and all of the exhibits and schedules thereto in their entirety as the discussion above is only a summary.

Description of Proposal

We are asking our stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of the maximum number of shares of Common Stock issuable upon conversion of all Convertible Debentures and removal of the Exchange Cap set forth in the Purchase Agreement and the Convertible Debentures.

Requirement for Stockholder Approval under Nasdaq Listing Rule 5635(d)

Our Common Stock is listed on the Nasdaq Global Select Market and, therefore, the Company is subject to the Nasdaq Listing Rules. Nasdaq Listing Rule 5635(d) requires that an issuer obtain stockholder approval of any transaction, other than a public offering as defined in the Nasdaq Listing Rules, involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into or exercisable for common stock) if, in the aggregate, the number of shares of common stock issued or to be issued would equal 20% or more of the issuer’s common stock or voting power outstanding before the issuance, at a price less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (ii) the average Nasdaq Official Closing Price (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

As a result of this requirement, to comply with Nasdaq Listing Rule 5635(d) we are required to seek stockholder approval to issue shares of our Common Stock pursuant to the Purchase Agreement and upon conversion of the Convertible Debentures in excess of the Exchange Cap.

Potential Effects if Proposal 5 is Approved

If stockholder approval of this Proposal 5 is obtained, then the Exchange Cap will be removed and the maximum number of shares of Common Stock underlying the Convertible Debentures may be issued upon conversion of the Convertible Debentures.

Each additional share of our Common Stock that would be issuable to Yorkville as a result of conversion of the Convertible Debentures or pursuant to the Purchase Agreement would have the same rights and privileges as each share of our currently outstanding Common Stock. The issuance of shares of our Common Stock to Yorkville pursuant to the terms of the Purchase Agreement will not affect the rights of the holders of our outstanding Common Stock. While we believe that having the ability to settle conversions of the Convertible Debentures by issuing Common Stock offers benefits to us and our stockholders, including conservation of cash, such issuances will have a dilutive effect on the existing stockholders, including the percentage ownership, voting power and economic rights of the existing stockholders, and may result in a decline in our stock price or greater price volatility. In addition, conversions of the Convertible Debentures will dilute the percentage of outstanding shares represented by our Class B common stock and could trigger an automatic conversion pursuant to the provisions of our corporate governance documents. An automatic conversion of our Class B common stock will be triggered when the outstanding shares of our Class B common stock represent less than ten percent 10% of the aggregate number of our shares of common stock then outstanding. Each share of Class B common stock will automatically convert into one share of Class A common stock upon such triggering event, which would eliminate the dual class structure of our common stock. Further, any sales in the public market of our shares of Common Stock issuable to Yorkville could adversely affect prevailing market prices of our shares of Common Stock. The increased number of issued shares of Common Stock could also discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

While, as of the date of this Proxy Statement, no holders of Convertible Debentures have requested to convert any of their Convertible Debentures into Common Stock, we generally do not have control over whether the holders of Convertible Debentures will convert their Convertible Debentures, other than pursuant to the Beneficial Ownership Limit and the Class A Issuance Cap. For these reasons, we are unable to accurately forecast or predict with any certainty the total number of shares of Common Stock that will ultimately be issued upon conversion of the Convertible Debentures, and thus the ultimate magnitude of the dilutive effect cannot be conclusively determined. The maximum number of shares that may be issued with respect to the aggregate principal amount authorized is 288,018,435 shares of Common Stock, however $5 million of the Convertible Debentures have not been issued and are no longer eligible to be issued. In addition, we may accrue interest that could increase the number of shares of Common Stock to be issued.

Potential Effects if Proposal 5 is not Approved

We are not seeking the approval of our stockholders to authorize our entry into the Purchase Agreement or the issuance of Convertible Debentures, as an independent special committee of the Board has already done so and such documents already are binding obligations of the Company. The failure of the Company’s stockholders to approve this Proposal 5 will not negate the existing terms of the Purchase Agreement, the Convertible Debentures or the related registration rights agreement, which will remain binding obligations of the Company.

If stockholders do not approve this Proposal 5, and if the Convertible Debentures are not convertible into shares of Common Stock, we will be required to pay off any outstanding Convertible Debentures in cash, which would reduce our available cash flow and limit our cash flow available for operations, expose us to risks that could adversely affect our business, financial condition and results of operations, and potentially impair our ability to satisfy our obligations under our indebtedness. There can be no assurance that we will have sufficient cash to settle such obligations and support our operations. If we do not have sufficient funds to repay our indebtedness when it becomes due, we may be required to significantly reduce, reorganize, discontinue or shut down our operations. Failure to repay the Convertible Debentures will constitute an Event of Default, and if we cannot raise funds to make the required payments, then the Convertible Debentures will continue in default, which would have significant negative consequences for us and our stockholders, including cross default under our other material contracts. Any such failure could also cause us to become insolvent or enter bankruptcy proceedings. Absent approval of this Proposal 5, we will be left with limited financial and corporate flexibility with respect to our ability to satisfy obligations under the Convertible Debentures, which could have a material adverse effect on our financial condition. In addition, if this Proposal 5 is not approved, we may need to seek alternative sources of financing, which financing may not be available on advantageous terms, or at all, and which may result in the incurrence of additional transaction expenses.

If we cannot issue Common Stock in settlement of the Convertible Debentures, and we do not otherwise have sufficient available cash to meet payment obligations under the Convertible Debentures, we will be forced to seek to raise additional capital through, among other things, the issuance of shares or other convertible securities, which issuances may be at prices more dilutive to our existing stockholders than the terms permitting conversion of the Convertible Debentures into Common Stock under the Purchase Agreement. To the extent that we engage in such transactions to raise additional capital, our current stockholders could be substantially diluted.

Vote Required and Board Recommendation

Under Nasdaq Listing Rule 5635(d), to approve this Proposal 5, holders of a majority of the votes cast on the matter must vote “FOR” the proposal. If you own shares through a bank, broker or other intermediary, you must instruct your bank, broker or other intermediary how to vote in order for them to vote your shares so that your vote can be counted on this proposal. Only “FOR” and “AGAINST” votes will affect the outcome of this proposal. A broker non-vote or an abstention with respect to this Proposal 5 will not be counted as a vote “FOR” or “AGAINST” this proposal and will have no effect on the outcome of this proposal.

OUR BOARD RECOMMENDS A VOTE ‘‘FOR’’ APPROVAL OF PROPOSAL NO. 5.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2026, by:
•each stockholder known by us to be the beneficial owner of more than 5% of our Class A common stock or Class B common stock;
•each of our directors;
•each of our nominees for directors;
•each of our NEOs; and
•all current directors and executive officers as a group.
Percentage ownership of our common stock is based on 26,258,546 shares of our Class B common stock and 137,334,678 shares of our Class A common stock outstanding on March 31, 2026. Beneficial ownership is determined in accordance with the rules of the SEC and thus represents voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned by them, subject to community property laws where applicable. Shares of our Class A common stock and Class B common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2026 or restricted stock units ("RSUs") and performance share units ("PSUs") that may be earned, vest and settle within 60 days of March 31, 2026 are deemed to be outstanding and to be beneficially owned by the person holding the options or RSUs and PSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

	Shares Beneficially Owned
	Class A		Class B		% of Total Voting Power(1)
Name of Beneficial Owner	Shares	%	Shares	%
Directors and Named Executive Officers:
Nicholas Woodman (2)	1,922,003	1.40%	25,036,070	95.34%	63.08%
Tyrone Ahmad-Taylor (3)	257,962	*	—	*	*
Emily Culp Hogue (4)	95,518	*	—	*	*
Michael Dennison (5)	95,518	*	—	*	*
Shaz Kahng (6)	282,434	*	—	*	*
Miguel Lopez Ben (7)	136,159	*	—	*	*
Susan Lyne (8)	380,815	*	—	*	*
Brian McGee (9)	649,906	*	—	*	*
Dean Jahnke (10)	583,527	*	—	*	*
Jason Stephen (11)	38,302	*	—	*	*
Vince Nakayama (12)	109,585	*	—	*	*
Eve Saltman (13)	—	*	—	*	*

All current executive officers and directors as a group (11 persons) (14)	4,516,435	3.26%	25,036,070	95.34%	63.55%

5% Stockholders
Nicholas Woodman and Jill R. Woodman, as Co-Trustees of the Woodman Family Trust under Trust Agreement dated March 11, 2011 (15)	1,129,944	*	25,036,070	95.34%	62.89%
William George Brumder II (16)	12,848,100	9.36%	—	*	3.21%

* Represents beneficial ownership of less than 1% of our outstanding shares of common stock of the designated class of security or less than 1% of the Total Voting Power, as applicable.

Unless otherwise indicated, the address of each of the individuals and entities named above is c/o GoPro, Inc., 3025 Clearview Way, San Mateo, California 94402.

(1) Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, as a single class. The holders of our Class B common stock are entitled to ten votes per share, and holders of our Class A common stock are entitled to one vote per share.

(2) Consists of: (i) 25,036,070 shares of Class B common stock held by the Woodman Family Trust under Trust Agreement dated March 11, 2011 of which Nicholas Woodman and Jill Woodman are co-trustees, (ii) 1,129,944 shares of unregistered Class A common stock held by the Woodman Family Trust under Trust Agreement dated March 11, 2011 of which Nicholas Woodman and Jill Woodman are co-trustees, (iii) 792,059 shares of Class A common stock held by Mr. Woodman. As a co-trustee, Mr. Woodman may be deemed to have shared voting and investment power over the shares owned by the Woodman Family Trust.

(3) Consists of (i) 221,624 shares of Class A common stock held by Mr. Ahmad-Taylor, and (ii) 36,338 shares of Class A common stock subject to options held by Mr. Ahmad-Taylor that are exercisable within 60 days of March 31, 2026.

(4) Consists of 95,518 shares of Class A common stock held by Ms. Culp Hogue.

(5) Consists of 95,518 shares of Class A common stock held by Mr. Dennison.

(6) Consists of 282,434 shares of Class A common stock held by Ms. Kahng.

(7) Consists of 136,159 shares of Class A common stock held by Mr. Lopez Ben.

(8) Consists of (i) 307,079 shares of Class A common stock held by Ms. Lyne, and (ii) 73,736 shares of Class A common stock subject to options held by Ms. Lyne that are exercisable within 60 days of March 31, 2026.

(9) Consists of: (i) 276 shares of Class A common stock held by Mr. McGee's spouse, (ii) 475,675 shares of Class A common stock subject to options held by Mr. McGee that are exercisable within 60 days of March 31, 2026, (iii) 173,955 shares of Class A common stock subject to restricted stock units held by Mr. McGee that may settle within 60 days of March 31, 2026.

(10) Consists of: (i) 230,300 shares of Class A common stock held by Mr. Jahnke, (ii) 268,820 shares of Class A common stock subject to options held by Mr. Jahnke that are exercisable within 60 days of March 31, 2026, and (iii) 84,407 shares of Class A common stock subject to restricted stock units held by Mr. Jahnke that may settle within 60 days of March 31, 2026.

(11) Consists of (i) 10,000 shares of Class A common stock held by Mr. Stephen, and (ii) 28,302 shares of Class A common stock subject to restricted stock units held by Mr. Stephen that may settle within 60 days of March 31, 2026.

(12) Mr. Nakayama stepped down from his role at GoPro, effective as of the close of business on December 31, 2025. Upon the departure of Mr. Nakayama, effective December 31, 2025 all outstanding unvested RSU and PSU awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remain outstanding for the standard 3-month post-termination exercise grace period. As of March 31, 2026, Mr. Nakayama no longer holds any outstanding awards or options but continues to hold 109,585 shares of Class A common stock.

(13) Ms. Saltman stepped down from her role at GoPro, effective as of the close of business on May 23, 2025. Upon the departure of Ms. Saltman, effective May 23, 2025, all outstanding unvested RSU and PSU awards and unvested stock options were immediately forfeited in their entirety for no consideration. Any vested stock options had the standard 3-month post-termination exercise grace period enacted. As of March 31, 2026, Ms. Saltman no longer holds any outstanding awards, options or shares of common stock.

(14) Consists of (i) 3,375,202 shares of Class A common stock, (ii) 25,036,070 shares of Class B common stock, (iii) 854,569 shares of Class A common stock subject to options that are exercisable within 60 days of March 31, 2026 , and (iv) 286,664 shares of Class A common stock subject to restricted stock units that may settle within 60 days of March 31, 2026.

(15) Consists of (i) 25,036,070 shares of Class B common stock held by the Woodman Family Trust under Trust Agreement dated March 11, 2011 of which Nicholas Woodman and Jill Woodman are co-trustees, and (ii) 1,129,944 shares of unregistered Class A common stock held by the Woodman Family Trust under Trust Agreement dated March 11, 2011 of which Nicholas Woodman and Jill Woodman are co-trustees. As a co-trustee, Mr. Woodman may be deemed to have shared voting and investment power over the shares owned by the Woodman Family Trust.

(16) Based solely on a Schedule 13G Amendment No. 1 filing made on August 28, 2025. William George Brumder II reports beneficial ownership of 12,848,100 shares of Class A common stock with sole voting power and sole dispositive power. The address for Mr. Brumder is c/o HoganTaylor LLP, 1225 N. Broadway Ave., Ste. 200, Oklahoma City, OK 73103.

EXECUTIVE OFFICERS
The names of our current executive officers, their ages as of March 31, 2026, and their positions are shown below.

Executive Officers	Age	Position(s)
Nicholas Woodman	50	Chief Executive Officer and Chairman
Brian McGee	66	President and Chief Operating Officer
Brian Tratt	42	Chief Financial Officer
Dean Jahnke	52	Senior Vice President, Global Sales & Channel Marketing
Jason Stephen	48	Senior Vice President, General Counsel and Corporate Secretary
The Board chooses executive officers, who then serve at the Board’s discretion. There is no family relationship among any of our directors or executive officers.

For information regarding Mr. Woodman, please refer to “Proposal No. 1 – Election of Directors” discussed above.
Nicholas Woodman

Brian McGee
Mr. McGee has served as GoPro’s President since March 2026 and Chief Operating Officer since February 2020. Prior to that, Mr. McGee was GoPro's Executive Vice President, Chief Financial Officer from February 2018 to March 2026 and Senior Vice President, Chief Financial Officer from March 2016 to February 2018. Mr. McGee also served as our Vice President of Finance from September 2015 to March 2016, which included responsibility for financial planning, tax, treasury and risk management. From May 2011 to September 2015, Mr. McGee served in various positions at Qualcomm, most recently as the Vice President, Business Operations. Mr. McGee holds a B.S. in Finance from California Polytechnic State University (1983) and a Certificate in Management Accounting (1989).

Brian Tratt
Mr. Tratt has served as GoPro's Chief Financial Officer since March 2026. Mr. Tratt has served as the Vice President, Finance since August 2024. Prior to that, Mr. Tratt served as Senior Director, FP&A from May 2020 to August 2024, Corporate Controller from April 2017 to May 2020, and Assistant Controller from November 2012 to April 2017. Prior to joining GoPro, Mr. Tratt spent six years at KPMG, San Francisco, most recently as Audit Manager. Mr. Tratt holds a M.S. in Accountancy and Financial Management and a B.S. in Accountancy from the University of San Diego.

Dean Jahnke
Mr. Jahnke has served as GoPro’s Senior Vice President, Global Sales & Channel Marketing since January 1, 2022, Vice President, Global Sales since June 2018, Interim Head of Sales from March 2018 to June 2018, Senior Director of Sales – North America from April 2017 to March 2018, Director of Sales from February 2016 to March 2017, and Area Sales Manager from March 2014 to January 2016. Prior to joining GoPro, Mr. Jahnke served as Senior Sales Manager of Western Digital from August 2008 to March 2014. Before that, Mr. Jahnke was Senior Merchant at Best Buy from June 2000 to August 2008. Mr. Jahnke attended Minnesota State University, Mankato.

Jason Stephen
Mr. Stephen has served as GoPro's Senior Vice President, General Counsel & Corporate Secretary since February 2026. Prior to that, Mr. Stephen was Vice President, General Counsel & Corporate Secretary from May 2025 to February 2026, Deputy General Counsel & Assistant Corporate Secretary from November 2020 to May 2025, Associate General Counsel & Assistant Corporate Secretary from September 2017 to November 2020 and Senior Product Counsel from November 2015 to September 2017. Prior to joining GoPro, Mr. Stephen served as Corporate Division Counsel at Bose Corporation from September 2008 to November 2015 and as the first legal hire for Bose Corporation in Europe, serving as European Legal Counsel from July 2006 to August 2008. Before that, Mr. Stephen served as an Associate Attorney at Brennan, Caron, Lenehan & Iacopino from August 2004 to April 2006. Mr. Stephen holds a J.D. from Suffolk University School of Law and a B.A. in History from the University of Missouri-Kansas City.

COMPENSATION DISCUSSION AND ANALYSIS
Introduction
GoPro’s executive compensation programs, policies and practices (“ECPs”) are designed to reflect the three major tenets of our executive compensation philosophy, namely to:
•Align executive compensation with the achievement of our business objectives and financial performance;
•Motivate our executive officers to take actions that enhance long-term stockholder value; and
•Enable us to attract, reward, and retain our executive officers who contribute to our success.
We manage our ECPs, including compensation-related corporate governance standards, in a manner consistent with our executive compensation philosophy. These ECPs are intended to drive performance and prohibit or minimize behaviors that we do not believe serve our stockholders’ long-term interests.
This Compensation Discussion and Analysis (“CD&A”) is intended to assist our stockholders in understanding our ECPs by presenting the following:
1.Overview of Business - summarizes our business results that impacted our 2025 executive compensation outcomes.
2.Elements of Our Executive Compensation Program - sets forth our executive compensation philosophy and describes the ECPs we apply and use to support achievement of our corporate goals and performance objectives.
3.Further Considerations for Setting Executive Compensation - discusses, among other things, the role of the Compensation Committee, compensation consultants, compensation peer group, and the impact of tax and accounting considerations on our ECPs.
4.Executive Compensation Decisions for 2025 - explains the compensation decisions that were made for 2025 based on our corporate results.
5.Severance and Change in Control Arrangements - discusses employment agreements and policies associated with our current executive officers.

Our Named Executive Officers in 2025:
For 2025, the following individuals were identified as our NEOs:

Nicholas Woodman Chief Executive Officer and Chairman	Brian McGee Executive Vice President, Chief Financial Officer and Chief Operating Officer (1)	Dean Jahnke Senior Vice President, Global Sales, Channel Marketing and Retail Experience	Jason Stephen Senior Vice President, General Counsel and Corporate Secretary

Vince Nakayama Senior Vice President, Engineering (2)	Eve Saltman Chief Legal Officer, Secretary and Chief Compliance Officer, Senior Vice President, Corporate & Business Development (3)
(1)Mr. McGee transitioned to his role as President and Chief Operating Officer of the Company effective as of the close of business on March 17, 2026.
(2)Mr. Nakayama stepped down from this role, effective as of the close of business on December 31, 2025.
(3)Ms. Saltman stepped down from this role, effective as of the close of business on May 23, 2025.

Overview of Business
GoPro helps the world capture and share itself in immersive and exciting ways. Our cameras, mountable and wearable accessories and subscription and service offerings have generated substantially all of our revenue. We sell our products and services globally through retailers, distributors and on GoPro.com. Helping our end-users capture and share their experiences in immersive and exciting ways is at the core of our business and mission to create innovative solutions that address unmet needs in digital imaging. We are committed to developing solutions that create an easy, seamless experience for consumers to capture, create and share engaging content. In 2025 the Company generated revenue of $652 million, down 19% year-over-year ("YOY") and sold 1.8 million camera units, a decrease of 25% YOY. GoPro subscribers count ended Q4 2025 at 2.36 million and generated $106 million in subscription and service revenue, down 1% YOY.

In 2025, we broadened our hardware and software offerings. We launched our new 360 camera, MAX2, delivering the only True 8K video resolution in the consumer 360 camera category and featuring durable twist and go replaceable lenses. We introduced LIT HERO, an ultracompact, lightweight action and lifestyle camera that is appealing to a younger demographic looking to capture and share moments on the go. And we launched our new professional-grade gimbal, Fluid Pro AI, an AI subject-tracking gimbal that's compatible with GoPro cameras, smartphones and various point and shoot cameras.

We also launched a steady cadence of new software functionality, including new 360 content editing features, such as AI-powered subject tacking and cloud-based 360 editing via our Quik mobile app. Additionally, we launched a GoPro ReFrame plug-in for DaVinci Resolve; low-light denoise enhancements in the GoPro Player desktop app; and Apple Projected Media Profile support for the highest-fidelity video playback in Apple Vision Pro™.

In 2026, we are focused on launching the next generation of GoPro cameras powered by our new, exclusive GP3 imaging processor. Our GP3 processor represents the most significant advancement in processing power and image quality in GoPro's history. We expect GP3 to serve as a pivotal growth catalyst for GoPro - setting new performance benchmarks for the digital imaging industry as a whole, enabling GoPro to lead in our existing markets and gain meaningful share in new, professional product categories. We believe GP3 heralds a new era of technological and performance leadership for GoPro - with a clear opportunity to grow revenue and operating income.

Highlights of Executive Compensation Best Practices

The Compensation Committee employs the following governance practices to ensure our ECPs serve our stockholders' long-term interests and drive our pay for performance culture without incentivizing undue risk taking.

What We Do
✓ Compensation and Leadership Committee Independence
The Board maintains a Compensation Committee comprised solely of independent directors.
✓ Compensation and Leadership Committee Advisor Independence
The Compensation Committee engages and retains its own advisors. During 2025, the Compensation Committee engaged Compensia, an independent compensation consulting firm, to assist with its responsibilities.

✓ Annual Compensation Review
The Compensation Committee annually reviews our executive compensation philosophy and strategy, including reviewing the composition of our compensation peer group.
✓ Compensation-Related Risk Assessment Review
We conduct annual evaluations of our compensation programs policies and practices, including our ECPs, to ensure that they reflect an appropriate level of risk-taking but do not encourage our employees to take excessive or unnecessary risks that could have a material adverse impact on GoPro.

✓ “Double-Trigger” Reasonable Change in Control Arrangements
The change in control post-employment compensation arrangements for our executive officers, including our NEOs, are based on a “double-trigger” arrangement that provides for the receipt of payments and benefits only in the event of (i) a change in control of our Company and (ii) a qualifying termination of employment.

✓ Executive Severance Benefits
The Executive Severance Policy is intended to provide specified payments and benefits to certain executive officers (other than the CEO), and other employees of the Company in the event of certain terminations of employment not involving a change in control of the Company. In addition, the Company's employment arrangement with Mr. Woodman provides for the receipt of payments and benefits in the event of a qualifying termination of employment.

✓ Succession Planning
The Compensation Committee periodically reviews and discusses the Company’s executive succession planning with Company management. The Board reviews the risks associated with the Company's most critical executive positions on an annual basis so that we have an adequate succession strategy and have plans in place for these critical positions.

✓ Compensation Recovery Policy
We maintain a Compensation Recovery Policy that complies with the applicable SEC rules and Nasdaq listing standards. The Compensation Recovery Policy sets forth the guidelines pursuant to which the Company may recover certain incentive-based compensation payments made to current and former executive officers and non-executive officers in the event there is an accounting Restatement (as defined in the policy) or in the event a Covered Person (as defined below) has engaged in Misconduct (as defined in the policy). For more information, see the "Compensation Recovery Policy" section below and the full text of our Compensation Recovery Policy, which is filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2025.

✓ Stock Ownership Guidelines
We maintain stock ownership guidelines for our CEO, President, Chief Financial Officer, Chief Operating Officer, other Section 16 officers and the non-employee directors to align their interests with those of our stockholders.

What We Do Not Do
✗ No Executive Perquisites
We generally do not offer perquisites or other personal benefits to our executive officers, including our NEOs. Our executive officers, including our NEOs, participate in our health and welfare benefit programs on the same basis as all our employees.

✗ No Contribution to Retirement Plans
Other than our Section 401(k) retirement savings plan, which is generally available to all U.S. employees, we do not offer defined benefit or contribution retirement plans or arrangements or nonqualified deferred compensation plans or arrangements for our management team, including our NEOs. We also do not provide a Company matching contribution to our Section 401(k) retirement savings plan to any executive officer, including our NEOs or other employees.

✗ Prohibition on Hedging and Pledging
Our employees, including our management team, our NEOs, and the members of our Board, are prohibited from speculating in our equity securities, including the use of short sales, or any equivalent transaction involving our equity securities and from engaging in any hedging or pledging transactions with respect to our equity securities.

✗ No Excise Tax Gross Ups
We do not provide excise tax gross ups on change-in-control payments.
Elements of Our Executive Compensation Program
Compensation Philosophy and Guiding Principles
We have designed our ECPs to reward our executive officers, including our NEOs, at a level consistent with our overall business strategy and financial performance and to provide remuneration sufficient to attract, retain and motivate them to contribute their best efforts in the highly competitive technology and consumer-oriented environments in which we operate. We have also designed our ECPs to reward our executive officers, including our NEOs, for superior performance. We believe that competitive compensation packages consisting of a combination of base salaries, annual cash bonus opportunities, and long-term incentive compensation opportunities in the form of equity awards that are earned over a multi-year period, enable us to attract top talent, motivate effective short-term and long-term performance and satisfy our retention objectives. As an overarching objective, we seek to design each pay element to align the compensation of our executive officers, including our NEOs, with our corporate performance and long-term value creation for our stockholders. That principle has guided the design of both the annual and long-term incentive compensation of our executive officers, including our NEOs.
The Compensation Committee reviews and analyzes market trends and the prevalence of various compensation delivery vehicles and adjusts the design and operation of our executive compensation program as it deems necessary and appropriate. While the Compensation Committee considers these factors in its deliberations and places no formal emphasis on any one factor in its overall compensation strategy, our annual executive bonus plan ("Executive Bonus Plan") and performance-based equity awards do assign values to specific performance metrics. As previously mentioned, the Compensation Committee considers the outcome of the Say-On-Pay vote in deciding whether to take any action as a result of the vote and when making future compensation decisions regarding our NEOs. Annual Say-On-Pay votes serve as a tool to help the Compensation Committee evaluate the alignment of our executive compensation programs with the interests of the Company and our stockholders. A substantial majority of our stockholders (97.3% of the votes cast by stockholders of Class A common stock and Class B common stock, voting together) approved the compensation of our NEOs for 2024 described in our proxy statement for the 2025 Annual Meeting of Stockholders. The Compensation Committee views this level of stockholder support as an affirmation of our current pay philosophy and, as a result, no significant substantive changes were made to the structure of our executive compensation programs for 2025.
The Compensation Committee will continue to evaluate our compensation philosophy and program objectives as circumstances merit. At a minimum, we expect the Compensation Committee to review our executive compensation program annually and update it as deemed necessary and appropriate.

Compensation Elements
The primary elements of our executive compensation program are: (i) base salary, (ii) annual cash bonus opportunities, and in the case of Mr. Jahnke, annual sales commissions and (iii) long-term incentive compensation opportunities in the form of equity awards subject to multi-year performance periods and/or vesting. The table below shows each major pay element and the role of and the factors for determining the amount of each element. Percentages in the table below are the averages of pay components at target levels for our NEOs, including our CEO.

Compensation Element	What This Element Rewards	Purpose and Key Features of Element
Base salary	Individual performance, level of experience, expected future performance and contributions.
Provides competitive level of fixed compensation determined by the market value of the position, and the qualifications, experience and performance expectations of each executive officer and each position. Competitive base salaries enable us to attract, reward, and retain a stable and highly qualified management team.

Annual cash bonus	Achievement of pre-established corporate and individual performance objectives.
Motivate our executive officers to achieve, during the fiscal year, (i) short-term financial and operational performance objectives, and (ii) individual performance objectives. Performance levels are established to motivate our executive officers to achieve or exceed performance objectives.

Long-term incentives	Corporate and individual performance that enhance long-term stockholder value. Vesting requirements promote retention of highly-valued executive officers.
Consists of annual (i) stock options and RSUs that vest over four years, based on continued service, and (ii) PSUs that are subject to both a performance-based vesting condition (as determined by the Compensation Committee) and a service-based vesting condition, each of which provides a variable “at risk” pay opportunity. Because the ultimate value of these equity awards is directly related to the market price of our Class A common stock, and the awards are subject to vesting over an extended period of time, they serve to focus our executive officers on the creation and maintenance of long-term stockholder value and help us attract, retain, motivate, and reward our executive officers.

2025 NEO Compensation at a Glance
Our executive officers also participate in the standard employee benefit plans available to most of our employees. In addition, our executive officers are eligible for post-employment payments and benefits under certain circumstances (severance and change in control payments and benefits). Each of these compensation elements is discussed in detail below, including a description of each element and how it fits into our overall executive compensation program and a discussion of the amounts of compensation paid to our executive officers, including our NEOs, in 2025 under each of these elements.
Base Salary

We believe that a competitive base salary is a necessary element of our executive compensation program, so that we can attract and retain a stable and highly qualified management team. Base salaries for our executive officers are intended to be competitive with those received by other individuals in similar positions at the companies with which we compete for talent, and to maintain internal parity across our executive team.
Generally, the Compensation Committee takes into consideration peer market data provided by its independent compensation consultant, Compensia, the recommendations of our CEO, as well as the factors described in "Compensation Setting Process" below in setting our executive officers' including our NEOs' base salaries. We establish the initial base salaries of our executive officers through arm’s-length negotiation at the time we hire such executive officer, considering the position, responsibilities, qualifications, experience and the base salaries of our other executive officers with similar performance and tenure. The Compensation Committee reviews the proposed base salaries for appointed executive officers at the time of offer or promotion and thereafter, on an annual basis, the Compensation Committee reviews the base salaries of our executive officers, including our NEOs.

Annual Cash Bonuses
Our executive officers, including our NEOs, are participants in our annual Executive Bonus Plan, pursuant to which we generally use annual cash bonus opportunities, which are based on the achievement of pre-established corporate and individual performance objectives, to motivate participants to achieve our short-term financial and operational objectives while making progress towards our longer-term growth and other goals. Consistent with our executive compensation philosophy, these annual cash bonuses are intended to help us deliver a competitive target total direct compensation opportunity to our executive officers.
The Compensation Committee determines annual cash bonus target opportunities for the CEO, the NEOs and the other participants in our Executive Bonus Plan based upon peer group companies with annual revenues between $291 million to $2.7 billion with the goal to ensure that the Company remains competitive with the compensation received by other individuals in similar positions at the companies with which we compete for talent, and to maintain internal parity across our executive team. Such determinations are subject to adjustment in certain circumstances, such as mid-year changes in base salary and leaves of absence. Overall funding of the bonus pool is generally determined by reference to corporate performance metrics, but the Compensation Committee can, at its discretion, adjust individual participants’ bonuses, based on each participant’s individual performance with the recommendation from our CEO (except with respect to his own bonus). Individual performance goals for each participant are generally identified by the Compensation Committee at the beginning of the year in discussions with our CEO (except with respect to his own performance goals). These goals may be quantitative or qualitative in nature, depending on the organizational priorities for a given year, and they typically focus on key departmental or operational objectives or functions. Most of these goals are intended to provide a set of common objectives that facilitate collaborative management and engagement, although participants could also be assigned individual performance goals.
On March 13, 2025, the Compensation Committee determined that an annual bonus plan was appropriate for 2025 in order to motivate participants to achieve our short-term financial and operational objectives while continuing to make progress towards our longer-term growth and other goals. The 2025 annual bonus plan was based on non-GAAP Operating Income as the sole corporate performance metric. The annual bonus payout based on 2025 non-GAAP Operating Income had a threshold level of payout of 0% and a maximum upside of up to 150% of target. In the case of Mr. Jahnke, his participation in the Executive Bonus Plan includes a combination of the Executive Bonus Plan and the GoPro Sales Incentive Plan as noted below.
The Compensation Committee believed the performance metric of non-GAAP Operating Income was appropriate for our business in 2025, as we continued to focus on our top and bottom line. The Compensation Committee established target performance levels that it believed to be attainable based upon the then-existing business environment, through the successful execution of our annual operating plan.
Long-Term Incentives/Equity Awards
We use long-term incentive compensation opportunities in the form of equity awards to motivate our executive officers, including our NEOs, by providing them with the opportunity to build an equity interest in GoPro and to share in the potential appreciation in the value of our Class A common stock.

Generally, in determining the size of the equity awards granted to our executive officers, including our NEOs, the Compensation Committee takes into consideration the recommendations of our CEO (except with respect to his own equity award), as well as the factors described in Compensation Setting Process, below. The Compensation Committee also considers the dilutive effect of our long-term incentive compensation practices, and the overall impact that these equity awards, as well as awards to other employees, may have on stockholder value.
Annual equity awards are granted to our executive officers, including our NEOs, in the form of (i) stock options, which represent the right to purchase shares of our Class A common stock at a price equal to the fair market value of our Class A common stock on the date of grant subject to time-based vesting; (ii) RSUs, which represent the right to receive shares of our Class A common stock subject to time-based vesting; and (iii) PSUs, which represent the right to receive shares of our Class A common stock subject to both achievement of one or more corporate performance metrics and time-based vesting. The proportion and mix of long-term equity vehicles (time-based stock options, RSUs, and PSUs) is determined by the Compensation Committee each year (see “Executive Compensation Decisions for 2025 – Long-Term Incentive Compensation” below). The Compensation Committee evaluates equity vehicles annually to determine which form, proportion and mix of equity best aligns executive incentives with the long-term interests of our stockholders. The Compensation Committee may also choose to utilize other performance-based equity vehicles.
On March 13, 2025, the Compensation Committee approved equity awards for our executive officers, including our NEOs. The "2025 RSUs" and "2025 PSUs" were approved for grants effective May 15, 2025, assuming continuous service by the participant through the approved grant date. Mr. Woodman, Mr. McGee, Ms. Saltman, Mr. Jahnke and Mr. Nakayama were approved for PSUs, while Mr. McGee, Ms. Saltman, Mr. Jahnke and Mr. Nakayama were also approved for RSUs. On May 7, 2025, the Compensation Committee approved equity awards of "2025 RSUs" and "2025 PSUs" for grant effective August 15, 2025 for Mr. Stephen in connection with Mr. Stephen's new role as Vice President, General Counsel and Corporate Secretary.

The 2025 RSUs vest over a four-year period, with 25% of the award vesting on each annual anniversary of the grant date, assuming the recipient's continuous service through each scheduled vesting date.

The 2025 PSUs were designed to be earned between 25% and 150% of a target number of shares based upon achievement of the annual performance metric: a threshold non-GAAP Operating Income to a maximum non-GAAP Operating Income hurdle. The threshold non-GAAP Operating Income hurdle for the 2025 PSUs, as discussed in the "Long-Term Incentive Compensation for NEO's" section below, represented a level of performance that the Compensation Committee believed our executive team could achieve with diligent effort in the then-existing business environment. The 2025 PSU award was to be earned (if at all) based on satisfaction of the non-GAAP Operating Income threshold requirements. To the extent actually earned, the 2025 PSUs are subject to additional time-based vesting requirements, with one-third of the total number of shares earned under each 2025 PSU award vesting on the initial vesting date of February 15, 2026 and an additional one-twelfth of the total number of shares earned vesting quarterly thereafter, contingent upon the recipients continuous service to GoPro through each scheduled vesting date.

Upon the departure of Mr. Nakayama and Ms. Saltman, effective December 31, 2025 and May 23, 2025, respectively, all of their outstanding unvested RSU and PSU awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remained outstanding for the standard 3-month post-termination exercise grace period.

Retention Bonus

In October 2024, the Compensation Committee approved a retention bonus for Mr. Nakayama, agreed upon with Mr. Nakayama in November 2024, in the amount of $300,000 (the “Retention Bonus”). The Retention Bonus was awarded given the critical role Mr. Nakayama’s engineering leadership was expected to play in the 2025 fiscal year. The payment of the Retention Bonus awarded to Mr. Nakayama was divided into three equal payments in 2025 and contingent upon remaining an employee of the Company in good standing through each of the payment dates. The Retention Bonus was paid in the following installments: $100,000 on January 31, 2025, $100,000 on July 3, 2025, and $100,000 on December 31, 2025.

Welfare and Health Benefits
We maintain a tax-qualified retirement savings plan under Section 401(k) of the Internal Revenue Code for our U.S. employees, including our executive officers, who satisfy certain eligibility requirements, including requirements relating to age and length of service, that provides them with an opportunity to save for retirement on a tax-advantaged basis. We intend for this plan to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code so that contributions by employees to the plan, and income earned on plan contributions, are not taxable to employees until distributed from the plan. Under the plan, pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. All participants’ interests in their deferrals are 100% vested when contributed to this plan. Globally, we maintain retirement programs for our non-US employees where applicable. We do not provide a company match to our Section 401(k) plan for any participant, including our employees, NEOs or any other participants whose compensation is subject to Compensation Committee oversight.
In addition, we provide certain other health and welfare benefits to our executive officers, including our NEOs, on the same basis as all our full-time employees. These benefits include health, dental and vision benefits, health and dependent care flexible spending accounts, short-term and long-term disability insurance, accidental death and dismemberment insurance, basic life insurance coverage and discretionary time-off. We do not offer our employees a non-qualified deferred compensation plan, a defined benefit pension plan or an actuarial plan.
We design our employee benefits programs to be affordable and competitive in relation to the market, as well as compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon regular monitoring of applicable laws and practices, the competitive market and our employees’ needs.
Perquisites and Other Personal Benefits
Currently, we do not view perquisites or other personal benefits as a significant element of our executive compensation program. Accordingly, we do not provide perquisites or other personal benefits to our executive officers, including our NEOs, except in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make our executive officers more efficient and effective, and for recruitment and retention purposes. During 2025, none of our NEOs received perquisites or other personal benefits that were, in the aggregate, valued at $10,000 or more. In the future, we may provide perquisites or other personal benefits to our executive officers where we believe it serves a sound business purpose. We do not expect that any future perquisites or other personal benefits will be a significant aspect of our executive compensation program. All future practices with respect to perquisites or other personal benefits will be approved and subject to periodic review by the Compensation Committee.
Further Considerations for Setting Executive Compensation

Compensation-Setting Process
Role of the Compensation and Leadership Committee
The Compensation Committee is responsible for establishing our overall compensation philosophy and reviewing and approving our executive compensation program, including the specific compensation of our executive officers, including our NEOs. The Compensation Committee has the authority to retain special counsel and other advisors, including compensation consultants, to assist in carrying out its responsibilities to determine the compensation of our executive officers including our CEO and other NEOs. Such authority includes the authorization and power to make all determinations regarding the engagement, fees and services of any such advisor reporting directly to the Compensation Committee. As noted previously, in 2025 the Compensation Committee retained Compensia, an independent compensation consulting firm, to assist with its responsibilities, as further discussed below. The Compensation Committee’s authority, duties, and responsibilities are described in its charter, which is reviewed annually and updated as warranted. The Compensation Committee charter is available on our investor relations website.
In determining our overall compensation philosophy and approving the compensation of our executive officers, including our NEOs, the Compensation Committee is assisted by Compensia, as well as our CEO, and our executive compensation staff to formulate recommendations with respect to specific compensation actions. In determining the overall compensation setting philosophy and approving the compensation of our CEO, the Compensation Committee is assisted by Compensia and our executive compensation staff to formulate recommendations with respect to the CEO's compensation. The Compensation Committee makes all final decisions regarding compensation for our executive officers and CEO, including base salary levels, target annual cash bonus opportunities, actual cash bonus payments, and long-term incentive compensation opportunities in the form of equity awards that are earned and/or vest over a multi-year period. The Compensation Committee meets on a regularly scheduled basis and at other times as needed and periodically reviews compensation matters with the Board.
Annually, the Compensation Committee reviews our executive compensation program, including any incentive compensation plans and arrangements, to assess whether our compensation elements, actions and decisions (i) are properly coordinated, (ii) are aligned with our vision, mission, values and corporate goals, (iii) provide appropriate short-term and long-term incentives for our executive officers, (iv) achieve their intended purposes and (v) are competitive with the compensation of executives in comparable positions at the companies with which we compete for executive talent. Following this assessment, the Compensation Committee may make any necessary or appropriate modifications to our existing plans and arrangements or adopt new plans or arrangements.

The Compensation Committee also conducts an annual review of our executive compensation strategy to ensure that it is appropriately aligned with our business strategy and achieving our desired objectives. Further, the Compensation Committee reviews market trends and changes in competitive compensation practices, as described below.
The factors considered by the Compensation Committee in determining the compensation of our executive officers, including our NEOs, include:
•the recommendations of our CEO (except with respect to his own compensation), with the advice of our executive compensation staff;
•our financial and other objective elements of corporate performance;
•our corporate and individual achievements measured against short-term and long-term performance objectives;
•the individual performance of each executive officer against his or her business objectives;
•a review of the relevant competitive market analysis prepared by its compensation consultant (as described below);
•the expected future contribution of the individual executive officer;
•historical compensation decisions we have made regarding our executive officers; and
•internal pay equity based on the impact on our business and performance.
The Compensation Committee does not weigh these factors in any predetermined manner, nor does it apply any formulas in making its decisions. The members of the Compensation Committee consider this information in light of their individual experience, knowledge of GoPro, knowledge of each executive officer, knowledge of the competitive market and business judgment in making their decisions regarding executive compensation and our executive compensation program.
As part of this process, the Compensation Committee evaluates the performance of our CEO each year and makes all decisions regarding his base salary adjustments, target annual cash bonus opportunities, actual cash bonus payments and long-term incentive compensation opportunities in the form of equity awards that are earned over a multi-year period. Our CEO is not present during any of the deliberations regarding his own compensation.
Role of our Chief Executive Officer
Our CEO works closely with the Compensation Committee in determining the compensation of our other executive officers, including our other NEOs. Our CEO works with the Compensation Committee to recommend the structure of the annual Executive Bonus Plan, to identify and develop corporate and individual performance objectives for the annual Executive Bonus Plan, and to evaluate actual performance against the selected performance metrics.

At the beginning of each year, our CEO reviews the performance of our other executive officers, including our other NEOs, for the previous year, and makes recommendations to the Compensation Committee for each element of compensation. The Compensation Committee then reviews these recommendations and considers the other factors described above and makes decisions as to the target total direct compensation opportunity of each executive officer (other than our CEO), as well as each individual compensation element.
While the Compensation Committee will consider our CEO’s recommendations, as well as the competitive market analysis prepared by its compensation consultant, these recommendations and market data serve as only two of several factors that the Compensation Committee considers in making its decisions with respect to the compensation of our executive officers. No executive officer participates in the determination of the amounts or elements of his or her own compensation.
Role of Compensation Consultant
Pursuant to its charter, the Compensation Committee has engaged Compensia based on its expertise and reputation to provide information, analysis and other assistance relating to our executive compensation program on an ongoing basis. The nature and scope of the services provided to the Compensation Committee by Compensia in 2025 included the following:
•research, analysis and development of a proposed updated compensation peer group;
•advice with respect to compensation best practices, regulatory developments and market trends for executive officers and the non-employee members of our Board;
•an analysis of long-term incentive equity practices currently used by our compensation peer group and advice with respect to the adjustment and design of our long-term incentive compensation plans;
•an analysis of the levels of overall compensation and each element of compensation for our executive officers;
•adjustment and design advice on our annual Executive Bonus Plan; and
•ad hoc advice and support throughout the year.
Compensia was also retained by the Nominating Committee in 2025 to conduct an analysis of the levels of overall compensation and each element of compensation for the independent non-employee members of the Board.

Representatives of Compensia attend all meetings of the Compensation Committee and communicate with the Compensation Committee outside of meetings. Compensia reports to the Compensation Committee rather than to management, although Compensia may meet with members of management, including our CEO, and members of our executive compensation staff, for purposes of gathering information on proposals that management may make to the Compensation Committee.

The Compensation Committee has assessed the independence of Compensia considering, among other things, the various factors as set forth in Exchange Act Rule 10C-1 and the enhanced independence standards and factors set forth in the applicable Nasdaq listing standards and has concluded that its relationship with Compensia and its respective work on behalf of the Compensation Committee has not raised any conflict of interest.
Compensation Peer Group
Given our unique history and business, market competitors and geographical location, the Compensation Committee believes that the competitive market for executive talent includes a broad range of publicly traded technology companies, including Internet-based consumer, product, and services companies. Accordingly, the Compensation Committee develops a compensation peer group to contain a carefully selected cross-section of public companies using the factors described below, with revenues and market capitalizations that are similar to ours and that may also compete in a similar market for executive talent.
Each year, in the fourth quarter, the Compensation Committee reviews its standards and benchmarks for setting executive compensation for our executive officers, including our NEOs, for the upcoming year. The Compensation Committee compares executive compensation elements such as base salary, annual bonus and equity factors against comparable data drawn from a group of peer companies. In October 2024, the Compensation Committee directed Compensia to review and update our existing compensation peer group to be used as a reference for market positioning and for assessing competitive market practices in connection with making 2025 executive compensation decisions. Compensia reviewed the pool of U.S.-based publicly traded companies, taking into consideration our industry sector, the size of such companies (based on revenues and market capitalization) relative to our size and growth rate, and the following additional factors:
•the comparability of the Company’s primary sales channels, including via the Internet;
•the Company’s consumer products, subscription and/or business services focus;
•the comparability of the Company’s location and operating history, including revenue and market cap;
•the comparability of the Company’s organizational complexities and growth attributes;
•the stage of the Company’s maturity curve (which increases its likelihood of attracting the type of executive talent for whom we compete); and
•the comparability of the Company’s operational performance (for consistency with our strategy and future performance expectations).
Following this review, Compensia recommended to the Compensation Committee a compensation peer group of 18 information technology and consumer-oriented companies, which the Compensation Committee subsequently approved. The peer companies were selected by targeting companies with revenues ranging from $291 million to $2.7 billion and market capitalizations ranging from $50 million to $792 million, and identifying companies with similar consumer product and subscription businesses. The Compensation Committee reviewed the compensation data drawn from the compensation peer group to develop a representation of the “competitive market” specifically tailored to GoPro with respect to current executive compensation levels and related policies and practices. The Compensation Committee then evaluated how its contemplated compensation actions and decisions compared to the competitive market. The 2025 compensation peer group differs from the 2024 compensation peer group due to the removal of Acushnet Holdings, Alarm.com Holdings, Gogo, Snap One Holdings, Vista Outdoor, VIZIO Holdings, and YETI Holdings as their size and business model were no longer a suitable fit for comparison purposes. New additions included Duluth Holdings, Eastman Kodak Company, Johnson Outdoors, Sleep Number, Solo Brands, and Turtle Beach. The Compensation Committee believes the changes to the compensation peer group create better alignment with respect to key financial criteria and companies in comparable industries.
The companies comprising the 2025 compensation peer group were as follows:

Corsair Gaming	iRobot	Shutterstock	Traeger
Duluth Holdings	Johnson Outdoors	Sleep Number	Turtle Beach
Eastman Kodak Company	Movado Group	Solo Brands	Universal Electronics
Fossil Group	NETGEAR	Sonos
Groupon	Peloton Interactive	Stitch Fix

The Compensation Committee does not believe that it is appropriate to make compensation decisions regarding base salaries or short-term or long-term incentive compensation solely using benchmarking as guidance. The Compensation Committee, however, does believe that information regarding the compensation practices within our compensation peer group is useful in two respects. First, the Compensation Committee recognizes that our compensation policies and practices must be competitive in the marketplace. Second, this information is useful in assessing the reasonableness and appropriateness of individual executive compensation elements and of our overall executive compensation packages. For certain executive positions for which the peer group did not provide sufficient data, the Compensation Committee utilized data drawn from an industry compensation survey vendor for technology companies with revenues ranging from $500 million to $3 billion.
Other Compensation Policies
Compensation Recovery Policy
We maintain a Compensation Recovery Policy ("CRP") in compliance with Section 10D and Rule 10D-1 of the Exchange Act, as amended, and applicable Nasdaq listing standards. The CRP explains when the Company is required to seek recovery of incentive compensation awarded or paid to an executive officer, including our NEOs, or an employee of the Company whose compensation falls under the purview of the Compensation Committee (collectively referred to as a "Covered Person").
The CRP provides that in the event of a Restatement, as defined below, the Company will seek to recover, reasonably promptly, all recoverable incentive compensation (calculated on a pre-tax basis) received by a Covered Person during the applicable period (including those Covered Persons who are not executive officers at the time of the Restatement) unless the Compensation Committee determines it is impracticable to do so after exercising a normal due process review of all the relevant facts and circumstances. Such recovery shall be made without regard to any individual’s knowledge or responsibility related to the Restatement or the recoverable compensation. The

Compensation Committee may, in its discretion, also undertake such recovery in the event any Covered Person has engaged in Misconduct (as defined in the CRP).
The Compensation Committee will not consider the Covered Person's responsibility or fault or lack thereof in enforcing the CRP with respect to all recoverable incentive compensation from any Covered Person. The Compensation Committee has sole discretion to administer the CRP and, subject to applicable law, may seek to recoup such recoverable incentive compensation by (i) requiring any Covered Person to repay such amount to the Company; (ii) an adjustment to future cash or equity-based compensation payments or awards; (iii) set-off of a Covered Person's other compensation; or (iv) such other means or combination of means as the Compensation Committee, in its sole discretion, determines to be permissible and appropriate; provided that any decisions with respect to the recoupment of the CEO's compensation are subject to ratification by the Board.
“Restatement” means an accounting restatement of any of the Company’s financial statements filed with the SEC under the Exchange Act, or the Securities Act, due to the Company’s material noncompliance with any financial reporting requirement under federal securities laws, regardless of whether Company or Covered Person's misconduct was the cause for such restatement. Restatement includes any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements (commonly referred to as “Big R” restatements), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (commonly referred to as “little r” restatements).
If the Company, in its sole discretion, concludes that a Covered Person has engaged in Misconduct as defined in the CRP, or was aware of or willfully blind to Misconduct that occurred in an area over which the Covered Person had supervisory authority, the Company may, at the direction of the Compensation Committee, seek recovery of all or a portion of the recoverable incentive compensation awarded or paid to the Covered Person for the applicable period in which the violation occurred. In addition, the Company may, at the direction of the Compensation Committee, conclude that any unpaid or unvested incentive compensation has not been earned and must be forfeited. The Company may seek recovery of recoverable incentive compensation even if the Misconduct did not result in an award or payment greater than would have been awarded or paid absent the Misconduct. In determining whether to seek recovery and the amount, if any, by which the payment or award should be reduced, the Compensation Committee may consider, among other things, the seriousness of the Misconduct, whether the Covered Person was unjustly enriched, whether seeking the recovery would prejudice the Company’s interests in any way, including in a proceeding or investigation, and any other factors it deems relevant to the determination.

Equity Grant Policy
It is our policy to avoid the granting of equity awards close in time to the release of material non-public information, and we have adopted a written equity grant policy to specify the timing of the effectiveness of our equity awards to avoid such a situation. This policy, which we review annually and update as necessary, provides the following guidelines to be observed by the Compensation Committee and our Board in administering the grant of equity awards under our equity compensation plans:

•the Board has delegated to the Compensation Committee the express authority to administer our equity incentive plans including the authority to grant equity as authorized under the applicable and effective equity incentive plan;
•the Board has delegated to the Equity Management Committee (a committee consisting solely of our CEO) the non-exclusive authority to grant equity awards to employees below the level of executive staff vice president (i.e., employees who are not Section 16 officers and who are not listed as members of our management team in the investor relations section of our website) where the awards fall within standard guidelines approved by the Compensation Committee and subject to a limitation on the number of shares of our Class A common stock that may be granted in any year;
•equity awards approved by the equity management committee will be periodically granted on the 15th day of February, May, August or November;
•all equity awards granted outside the Equity Management Committee guidelines or to our employees at or above the level of vice president who serve on our executive staff must be approved by the Compensation Committee; and
•all equity awards to the non-employee members of our Board will be granted automatically in accordance with the terms of our Director Compensation Policy.
Under our equity plans, the exercise price of any option to purchase shares of our Class A common stock may not be less than the fair market value (based on the market closing price) of our Class A common stock on the date of grant.
Stock Ownership Guidelines
The Company maintains stock ownership guidelines to better align the interests of our CEO, President, our Chief Operating Officer, our Chief Financial Officer, our other Section 16 Officers, and our non-employee directors with the interests of our stockholders. Pursuant to the stock ownership guidelines, our CEO is to achieve ownership of our common stock valued at five times his annual base salary within five years of becoming Chief Executive Officer. Our President, Chief Operating Officer, Chief Financial Officer and other Section 16 Officers are to achieve ownership of our common stock valued at twice their annual base salary within five years of becoming subject to the policy. Our non-employee directors are to achieve ownership of our common stock valued at five times the amount of the annual retainer payable to directors within five years of joining our Board. The ownership levels of our directors and executive officers as of March 31, 2026 are set forth in the beneficial ownership tables elsewhere in this Proxy Statement.
Derivatives Trading and Hedging and Pledging Policies
The Company's Insider Trading Policy prohibits our employees, including our executive officers, and members of our Board from speculating in our equity securities, including the use of short sales or any equivalent transaction involving our equity securities. In addition, they may not engage in any other hedging, pledging or monetization transactions or trading on margin and other similar or related arrangements, with respect to the Company's securities that they hold. Finally, no employee, including an executive officer, or member of our Board may acquire, sell, or trade in any interest or position relating to the future price of our equity securities.

Rule 10b5-1 Sales Plans
We maintain an Insider Trading Policy in compliance with the Exchange Act and applicable Nasdaq listing requirements. From time to time, certain of our directors and executive officers, including our NEOs have adopted written plans, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or executive officer when entering into the plan, without further direction from the director or executive officer. The director or executive officer may amend or terminate the plan in some circumstances. The adoption, amendment, termination and certain other actions with respect to Rule 10b5-1 plans must comply with the terms of GoPro's Insider Trading Policy, which was amended as of August 14, 2025.
Frequency of Say-on-Pay Advisory Vote
At our 2021 annual meeting of stockholders, our stockholders selected "annually" as the frequency at which stockholders will vote on a non-binding advisory basis to approve the compensation to be paid by us to our NEOs. After careful consideration, the Nominating Committee and Board recommended and approved that future non-binding advisory votes on compensation of our NEOs be held on an annual basis, beginning at the 2022 annual meeting of stockholders. The Board believes holding an annual non-binding advisory vote is desirable because it provides immediate and direct input from our stockholders on the compensation policies and practices as disclosed in the proxy statement every year. This policy will remain in effect until the next stockholder vote on the frequency of stockholder advisory votes on the compensation of our NEOs, expected to be held at our 2027 annual meeting of stockholders.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Internal Revenue Code generally disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to certain covered current and former executive officers for a taxable year.
While the Compensation Committee considers the income tax consequences of its compensation actions and decisions, it reserves the right to award compensation to executive officers, including our NEOs, even if the compensation will not be deductible for federal income tax purposes if it determines that doing so is in the best interests of GoPro and its stockholders.
Accounting for Stock-Based Compensation

The Compensation Committee considers the potential accounting treatment in designing compensation plans and arrangements for our executive officers and other employees. Chief among these is FASB ASC Topic 718, the standard which governs the accounting treatment of stock-based compensation awards.
FASB ASC Topic 718 requires us to recognize the grant date fair value of all share-based payment awards to employees in our financial statements, including grants of options to purchase shares of our Class A common stock as well as RSUs and PSUs that may be settled for shares of our Class A common stock.
FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based payment awards in our income statement over the period that an employee, including our executive officers, is required to render service in exchange for the award (which, generally, will correspond to the award’s vesting schedule).
Compensation-Related Risks
The Board is responsible for the oversight of our risk profile, including compensation-related risks. The Compensation Committee monitors our compensation policies and practices as applied to our employees to ensure that these policies and practices do not encourage excessive and unnecessary risk-taking. Annually, our Compensation Committee conducts a review of our compensation programs, including our executive compensation program, and, based on this review, has determined that the level of risk associated with these programs is not reasonably likely to have a material adverse effect on the Company.
Executive Compensation Decisions for 2025
Base Salary
In March 2025, the Compensation Committee approved the CEO's base salary of $850,000, which is the same as his base salary for 2024, with such approval effective January 1, 2025. In March 2025, the Compensation Committee also reviewed the base salaries for Mr. McGee, Ms. Saltman, Mr. Jahnke and Mr. Nakayama after reviewing a competitive market analysis prepared by Compensia, the performance of these NEOs as evaluated by our CEO and other factors described in "Compensation Setting Process" above. At that time, the Compensation Committee determined to maintain each NEO's base salary at their 2024 levels. The Compensation Committee approved the 2025 base salary of $730,000 for Mr. McGee, $489,000 for Ms. Saltman, $449,500 for Mr. Jahnke and $510,000 for Mr. Nakayama, with such approval effective January 1, 2025. In May 2025, the Compensation Committee approved the 2025 base salary of $380,000 for Mr. Stephen in connection with Mr. Stephen's new role as Vice President, General Counsel and Corporate Secretary.
The base salaries of our NEOs during 2025 are set forth in the “2025 Summary Compensation Table” below.
2025 Base Salary of our Chief Executive Officer
Our CEO voluntarily agreed to waive his base salary, effective March 19, 2025 for the remainder of the year ending December 31, 2025, in order to contribute to the Company’s operating expense reduction for 2025. Accordingly, Mr. Woodman and GoPro entered into a waiver agreement (the "Waiver Agreement"), which reflected the foregoing decision (the "Salary Waiver"), and provided that his base salary would not be increased in 2025 without consent of the Board, that he has no entitlement to or expectation of a reversal of the Salary Waiver or other gross-up or true-up of or increase in his base salary for 2025, and that he waives "good reason" under his employment agreement in connection with the Salary Waiver and the associated adverse effects on the level of his participation in certain of our Company's benefit plans for 2025.

Annual Cash Bonuses
In March 2025, the Compensation Committee approved annual cash bonus opportunities for our executive officers, including our NEOs under the 2025 Executive Bonus Plan. The Compensation Committee selected non-GAAP Operating Income as the performance metric for the 2025 annual cash bonus opportunities for our executive officers, and also established the related threshold and target payout levels for the metric of 0% at threshold to a maximum payout of 150% of the target bonus opportunity outlined in column D of the table in the "Target Bonus Opportunities" section below.

Under the 2025 Executive Bonus Plan, the performance metrics involving our financial results could be determined in accordance with GAAP, or such financial results could consist of non-GAAP financial metrics, subject to adjustment by the Compensation Committee for one-time items or unbudgeted or unexpected items when determining whether the target levels for the performance metrics had been met. A reconciliation of the differences to the most comparable GAAP financial metrics is provided in "Appendix C: Reconciliation of GAAP to Non-GAAP Financial Measures".

Individual payouts of between 0% and 150% of funded bonuses (with the aggregate individual payouts not to exceed the overall funding level of the plan itself) would also reflect individual performance, based on a review of each executive officer’s, including each NEO's, actual performance during the year as determined by our Compensation Committee.
Target Bonus Opportunities
As noted above in the Annual Cash Bonuses section, the target annual cash bonus opportunities for each of our NEOs under the 2025 Executive Bonus Plan, expressed as a percentage of his or her annual base salary, were set by our Compensation Committee as follows:

Column A	Column B	Column C	Column D
Named Executive Officer	Annual Base Salary ($)	Target Bonus Opportunity (as a percentage of base salary) (%)	Target Bonus Opportunity ($)
Nicholas Woodman (1)	850,000	200	1,700,000
Brian McGee	730,000	100	730,000
Dean Jahnke (2)	449,500	75	337,125
Jason Stephen	380,000	60	228,000
Vince Nakayama	510,000	75	382,500
Eve Saltman	489,000	75	366,750
(1)Mr. Woodman's Annual Base Salary was waived effective March 19, 2025 and as disclosed in an 8-K filing on March 25, 2025. Mr. Woodman remained eligible to receive an annual cash bonus based upon his Annual Base Salary of $850,000.

(2)Mr. Jahnke's target bonus opportunity (as a percentage of base salary) includes a split reflecting 50% on the Executive Bonus Plan and 25% on the GoPro sales incentive plan.

The target bonus opportunities of our NEO's were determined based on competitive market analysis prepared by Compensia, the performance of these NEOs as evaluated by our CEO and the factors described in the "Compensation Setting Process" section above.

Corporate Performance Objectives
For purposes of the 2025 Executive Bonus Plan, the Compensation Committee selected non-GAAP Operating Income as the sole corporate performance measure, corresponding to a plan funding level of between 0% and 150%, based on our actual performance between threshold, target and maximum performance levels. The financial performance metric target non-GAAP Operating Income is based on our annual operating plan. The weighting of this performance measure in 2025 based on the full year was 100%. The Compensation Committee chose this metric to prioritize top and bottom line growth. The 2025 Executive Bonus Plan would fund at 0% for actual performance at or below the threshold level, and would fund between 0% and 150% as determined by calculating on a straight-line basis between the respective threshold and target and maximum percentages. The Compensation Committee established target performance levels at levels that it believed to be challenging, but attainable, through the successful execution of our annual operating plan. The target levels for the 2025 corporate performance measures were 100% of non-GAAP Operating Income.

The threshold and target levels of achievement for the corporate performance metric and its respective plan funding percentages, with the actual plan funding percentage with respect to the metric to be determined independently were as follows:

2025 Annual Bonus Metrics

Company Performance Component(1)		Threshold	Target	Maximum
Non-GAAP Operating Income (2) (100%)	Level of Attainment	$9,000	$28,167	$33,400
	Component Funding	0%	100%	150%

(1)All levels of attainment between the threshold and target or between the target and maximum were subject to linear interpolation in order to determine the component funding percentage.

(2)Non-GAAP Operating Income excludes stock compensation expenses, intangible charges, and other one-time charges as appropriate but includes bonus expense (including bonus payments under the 2025 Executive Bonus Plan). A reconciliation of the differences to the most comparable GAAP financial measure is provided in "Appendix C: Reconciliation of GAAP to Non-GAAP Financial Measures”.
After the overall level of funding under the 2025 Executive Bonus Plan was determined (between 0% and 150%), our Compensation Committee had the ability to apply discretion based on its assessment of individual performance, ranging from 0% to 150% of individual targets, provided that the aggregate bonus payouts under the 2025 Executive Bonus Plan could not exceed the overall level of funding of the plan itself. Notwithstanding any other provision herein to the contrary, no participant may receive a bonus payment of more than $10 million under the 2025 Executive Bonus Plan during any year. In 2025, the Compensation Committee did not make any adjustment based on individual performance to any award payouts to any executive officer or NEO.

2025 Performance Results and Bonus Decisions
In February 2026, the Compensation Committee determined that, based on actual 2025 Full Year performance, non-GAAP Operating Income results were below threshold and therefore, resulted in no bonus payout for the Full Year Bonus Target.

Executive Full Year Bonus Attainment and Payout

Metric	% of Attainment	Weighted Total Payout as % of Target
Non-GAAP Operating Income	0%	0%
Actual Payout		0%
The resulting level of aggregate payout for the full year bonus was 0%.
Long-Term Incentive Compensation
Equity Awards for Named Executive Officers
In 2025, the Compensation Committee reviewed and evaluated an analysis prepared by Compensia describing the various long-term equity incentive vehicles used by the companies in our peer group and determined that designing a long-term incentive compensation program using a mix of 60% RSUs and 40% PSUs would be the best approach for us to attract and retain key talent in our industry and align our executive officers’ interests with the long-term interests of our stockholders. The PSU award would be earned only if the Compensation Committee determined that the "Threshold non-GAAP Operating Income Hurdle" had been achieved. The Threshold non-GAAP Operating Income Hurdle for the 2025 PSUs represented a level of performance that the Compensation Committee believed our executive team could achieve with diligent effort in the then-existing business environment. If the Compensation Committee determined that the Threshold non-GAAP Operating Income Hurdle had not been achieved, none of the shares subject to the applicable performance metric would be earned and vest. If the performance metric was not achieved, then the PSUs would be immediately cancelled in full without consideration.

Executive PSU Award Metric

Company Performance Target		Threshold	Target	Maximum
Non-GAAP Operating Income	Level of Attainment	$1,000	$11,000	$21,000
	Component Vesting	25%	100%	150%
In 2025, the Compensation Committee granted our NEOs PSU awards that may be settled in shares of our Class A common stock. In addition, our NEOs, other than our CEO, were granted RSU awards that may be settled in shares of our Class A common stock. The amount of these awards were determined based on a competitive market analysis prepared by Compensia, the performance of these NEOs as evaluated by our CEO, their expected long-term contributions to GoPro and the factors described in “Compensation Setting Process” above.

In February 2026, the Compensation Committee determined that, based on actual 2025 full year performance, the non-GAAP Operating Income performance levels were below the threshold performance level, and, therefore, the PSU awards had not been earned and were subsequently forfeited for no consideration.

The equity awards granted to our NEOs in 2025 are set forth in the “2025 Summary Compensation Table” and the “2025 Grants of Plan-Based Awards Table” below.
Severance and Change in Control Arrangements
Employment Arrangements
We have entered into written employment offer letters with each of our executive officers, including our CEO and our other NEOs. Each of these arrangements were approved by the Board or the Compensation Committee.
In entering into these arrangements, the Board or the Compensation Committee, as applicable, was aware that it would be necessary to recruit candidates with the requisite experience and skills to manage a growing business in a dynamic and ever-changing environment. Accordingly, the Board or the Compensation Committee, as applicable, recognized that it would need to develop competitive compensation packages to attract qualified candidates in a highly-competitive labor market. At the same time, the Board or the Compensation Committee, as applicable, was sensitive to the need to integrate new executive officers into the executive compensation structure that it was seeking to develop, balancing both competitive and internal equity considerations.
Each of these employment arrangements provides for “at will” employment and sets forth the initial or ongoing compensation arrangements for the NEO, including an initial or ongoing base salary, a target annual cash bonus opportunity, and, in some instances, a recommendation for an equity award in the form of stock options, RSUs, and/or PSUs.
For a summary of the material terms and conditions of the employment arrangements with each of our NEOs, see “Change in Control Arrangements with Our Named Executive Officers” below.
Change in Control and Severance Policy
In January 2014, we adopted a Change in Control and Severance Policy, with payments and benefits triggered by a qualifying termination of employment in the event of a change in control of the Company applicable to our executive officers, including our NEOs and certain other employees, pursuant to which each individual entered into a written agreement governing such situations. We believe that the severance policy serves several objectives. First, it eliminates the need to negotiate separation payments and benefits on a case-by-case basis. Second, it helps assure an executive officer that his or her severance payments and benefits are comparable to those of other executive officers with similar levels of responsibility and tenure. Third, it incentivizes our executive officers to remain employed and focused on their responsibilities during the pendency or negotiation of a change in control transaction, which we believe would help to preserve our value and the potential benefit to be received by our stockholders in the transaction. Finally, the Change in Control and Severance Policy is easier for us to administer than individually negotiated severance agreements, as it requires less time and expense in negotiation and execution.
The agreements with our executive officers, including each of our NEOs (other than our CEO) require us to provide certain payments and benefits upon a qualifying termination of employment, which includes a termination of employment without cause or where the NEO resigns with good reason, within the three months preceding or 12 months following a change in control of our company. The receipt of these payments and benefits is contingent upon the NEO’s execution, delivery, and non-revocation of a release and waiver of claims satisfactory to us following the NEO's separation from service. In addition, for six months following the termination of employment, and as a condition to the payments and benefits, the NEO must cooperate with any transition efforts that we request and must not disparage us, or our directors, officers or employees. As noted in the following paragraph, our CEO, is no longer a party to this type of agreement.
We entered into an employment letter with Mr. Woodman in June 2014, the terms of which supersede in their entirety the change in control and severance agreement he executed in January 2014. This employment letter sets forth the post-employment compensation arrangements for Mr. Woodman in the event of a qualifying termination of employment in connection with a change in control of GoPro.
For descriptions of the change in control severance arrangements with each of our NEOs, including an estimate of the amount payable upon a qualifying termination of employment, see “Change in Control Arrangements with Our Named Executive Officers” below.
Executive Severance Policy
Subject to executing a written agreement setting forth the terms and conditions of the Executive Severance Policy, our senior leadership team, including all of our NEOs (other than our CEO) and all our employees with the title of Vice President may receive payments and benefits under our Executive Severance Policy.
Under the Executive Severance Policy, if a participant undergoes a qualifying termination of employment (as defined in the Executive Severance Policy) and executes an irrevocable general release of claims in favor of GoPro within 60 days following such qualifying termination of employment, we will provide the participant the following severance payments and benefits (in addition to compensation and benefits earned by the participant but not yet paid through the termination date):
•Cash Severance. We will pay the participant a cash lump sum equal to 12 months of the participant’s base salary (less applicable deductions and withholding), as in effect immediately prior to the participant’s termination by GoPro or, in the case of voluntary termination by the participant with "good reason" (as defined in the policy), immediately prior to the occurrence of the event constituting good reason.
•COBRA Payments. Subject to the participant timely electing coverage in accordance with the requirements of the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (“COBRA”), we will continue to pay the employer portions of such insurance premiums for the participant and/or his or her eligible dependents, for up to 12 months following the participant’s termination. Such COBRA subsidies will cease, however, if a participant becomes eligible for comparable group medical, dental and/or vision insurance coverage under the plan(s) of a subsequent employer, or if the participant otherwise ceases to be eligible to receive COBRA coverage under our plan(s), before the end of the 12-month period.
If the participant is or becomes eligible to receive any other cash severance payments and benefits from us comparable to those described in the “Cash Severance” paragraph above, including under a “double-trigger” arrangement in connection with a change in control of GoPro (such as under our Change in Control and Severance Policy), the participant will receive the greater of the payments and benefits under the Executive Severance Policy or under the other arrangement (such as the Change in Control and Severance Policy).
Finally, participants in the Executive Severance Policy are required to agree that, during the six-month period following their cessation of employment, they will cooperate with us in every reasonable respect, use their best efforts to assist us with the transition of their duties to their successors and not in any way or by any means disparage GoPro, the members of our board or our officers and employees.
For descriptions of the severance arrangements with each of our NEOs, including an estimate of the amount payable upon a qualifying termination of employment, see “Change in Control Arrangements with Our Named Executive Officers” below.

REPORT OF THE COMPENSATION AND LEADERSHIP COMMITTEE
This report of the Compensation and Leadership Committee ("Compensation Committee") is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K with management and based on such review and discussions, the Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement and incorporated by reference into our Annual Report on Form 10-K for the year ended December 31, 2025.
Submitted by the Compensation and Leadership Committee
Susan Lyne, Chair
Emily S. Culp Hogue
Miguel A. Lopez Ben

EXECUTIVE COMPENSATION TABLES

2025 Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by or paid to each of our NEOs for 2025, 2024 and 2023.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)		All Other Compensation ($)		Total ($)
Nicholas Woodman	2025	202,692	569,623	—	0		0		772,315
Chief Executive Officer	2024	850,000	1,519,938	—	0		176	(5)	2,370,114
	2023	850,000	4,239,108	—	586,500		535	(4)	5,676,143
Brian McGee(10)	2025	730,000	455,698	—	0		0		1,185,698
Executive Vice President, Chief Financial Officer and Chief Operating Officer	2024	730,000	688,475	—	106,434		176	(5)	1,525,085
	2023	730,000	2,067,858	—	503,700		384	(4)	3,301,942
Dean Jahnke	2025	449,500	227,849	—	111,395		0		788,744
Senior Vice President, Global Sales & Channel Marketing	2024	449,500	315,109	—	143,678	(6)	176	(5)	908,463
	2023	449,500	878,835	—	260,066		434	(4)	1,588,835
Jason Stephen Senior Vice President, General Counsel & Corporate Secretary	2025	362,296	265,396	—	0		270	(9)	627,962
Vince Nakayama(11) Senior Vice President, Engineering	2025	792,586	227,849	—	300,000		510,450	(7)	1,830,885
Eve Saltman(12)	2025	206,885	—	—	—		489,000	(8)	695,885
Chief Legal Officer, Secretary and Chief Compliance Officer, Senior Vice President, Corporate & Business Development	2024	489,000	315,109	—	53,472		176	(5)	857,757
	2023	489,000	878,835	—	253,058		461	(4)	1,621,354

(1) The amounts reported in this column represent the aggregate grant date fair value of the RSUs or PSUs, as applicable, made to each NEO in 2025, 2024, and 2023 computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. For all three years, PSUs were included in the mix of equity awards granted to our NEOs and are included in the "Stock Awards" column in the table above, along with time-based RSUs. The performance metrics selected for the PSUs in each year were based solely on internal Company goals for a single fiscal year (FY 2023 (profitability and subscriptions), FY 2024 (non-GAAP Operating Loss), FY 2025 (non-GAAP Operating Income) and, as such, the PSUs were determined to be performance awards under FASB ASC Topic 718.

The grant date fair value for both time-based RSU and PSU awards was determined to be equal to the closing price of our Class A common stock on the date of grant.

The number of PSUs that ultimately vest, if any, depends on whether the Company achieves certain levels of performance with respect to the designated performance measures. The grant date fair values of the PSUs included in this column are based on payouts at target, which we determined, in accordance with the applicable stock-based compensation accounting rules, to be the probable levels of achievement of the performance goals related to those awards at the time of grant. The table below shows the grant date fair value of the PSUs granted during fiscal 2025, assuming that: (i) our performance with respect to those performance measures will be at target levels (i.e., probable performance); and (ii) our performance with respect to those performance measures will be at levels that would result in a maximum payout.

Note that the amounts reported in this column and the table below reflect the accounting cost for these RSUs or PSUs, as applicable, and do not correspond to the actual economic value that may be received by the NEO.

Name	Fiscal Year of Grant	Grant Date Fair Value (Target/Probable Performance) ($)	Grant Date Fair Value (Maximum Performance) ($)
Nicholas Woodman	2025	569,623	854,434
Brian McGee(10)	2025	182,279	273,419
Dean Jahnke	2025	91,139	136,709
Jason Stephen	2025	101,887	152,831
Vince Nakayama(11)	2025	91,139	136,709
Eve Saltman(12)	2025	—	—

(2)The amounts reported in this column represent the aggregate grant date fair value of option awards made to each NEO in 2025, 2024, and 2023 computed in accordance with FASB ASC Topic 718 and excluding the effect of estimated forfeitures. Note that the amounts reported in this column reflect the accounting cost for these options and do not correspond to the actual economic value that may be received by the NEO.
(3)The amounts reported for fiscal 2025, 2024, and 2023 for Messrs. Woodman, McGee, Jahnke, Stephen and Nakayama and Ms. Saltman represent the aggregate annual performance-based cash incentives earned in each fiscal year pursuant to the GoPro Executive Bonus Plan for the applicable year and based upon the achievement of certain company metrics and the Compensation Committee’s determination of individual and overall company performance. The amounts reported for each fiscal year for Mr. Jahnke also includes the amount earned by him under the GoPro sales incentive plan for the applicable fiscal year. The fiscal 2025 achievement for each NEO is described above in “Compensation Discussion and Analysis - Annual Cash Bonus" discussion.
(4)Represents the value of corporate merchandise and holiday gift as additional income which is provided to all employees.
(5)Represents the value of corporate merchandise as additional income which is provided to all employees.
(6)Includes $32,769.00 under the 2024 Executive Bonus Plan and $110,909 under the sales incentive plan.
(7)Includes $510,000 severance payment, and $450 wellness reimbursement as additional income which is a benefit available to all employees.
(8)Includes $489,000 severance payment.
(9)Includes $270 wellness reimbursement as additional income which is a benefit available to all employees.
(10)Mr. McGee transitioned to his role as President and vacated his position as Chief Financial Officer at the close of business on March 17, 2026. Mr. McGee remains GoPro’s Chief Operating Officer.

(11)Mr. Nakayama stepped down from his role at GoPro, effective as of the close of business on December 31, 2025. Upon the departure of Mr. Nakayama, effective December 31, 2025 all outstanding unvested RSU and PSU awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remain outstanding for the standard 3-month post-termination exercise grace period.

(12)Ms. Saltman stepped down from her role at GoPro, effective as of the close of business on May 23, 2025. As noted above, on March 13, 2025, the Compensation Committee approved Ms. Saltman for both an RSU award and a PSU award  effective May 15, 2025, assuming continuous service through the approved grant date. On May 7, 2025, given Ms. Saltman's imminent departure from GoPro, the Compensation Committee rescinded the previously approved awards prior to the effective grant date. As such, Ms. Saltman did not receive any equity awards in 2025.

2025 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made in 2025 for each of our NEOs under any plan. This information supplements the information about these awards set forth in the 2025 Summary Compensation Table. All options and stock awards represented in the table below were granted pursuant to our 2024 EIP, unless otherwise noted.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Award Type	Grant Date	Approval Date	Threshold ($)(1)	Target ($)(1)	Maximum ($)(1)	Threshold (#)(2)	Target (#)(2)	Maximum (#)(2)	All Other Stock Awards: Number of Shares or Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Nicholas Woodman	Cash	N/A	—	—	1,700,000	2,550,000	—	—	—	—	—	—	—
	PSU(4)	05/15/2025	03/13/2025	—	—	—	235,849	943,396	1,415,094	—		—	569,623
Brian McGee	Cash	N/A	—	—	730,000	1,095,000					—	—	273,419
	PSU(4)	05/15/2025	03/13/2025	—	—	—	75,472	301,887	452,831	—	—	—	182,279
	RSU(5)	05/15/2025	03/13/2025	—	—	—	—	—	—	452,830	—	—	273,419
Dean Jahnke	Cash	N/A	—	—	337,125	505,688	—	—	—	—	—	—	—
	PSU(4)	05/15/2025	03/13/2025				37,736	150,943	226,415	—	—	—	91,139
	RSU(5)	05/15/2025	03/13/2025	—	—	—	—	—	—	226,415	—	—	136,709
Jason Stephen	Cash	N/A	—	—	228,000	342,000	—	—	—	—	—	—	—
	PSU(4)	08/15/2025	05/07/2025	—	—	—	18,868	75,472	113,208	—	—	—	101,887
	RSU(5)	08/15/2025	05/07/2025	—	—	—	—	—	—	113,208	—	—	152,831
	RSU(6)	02/18/2025	02/15/2025	—	—	—	—	—	—	12,000	—	—	10,678
Vince Nakayama (6)	Cash	N/A			382,500	573,750	—	—	—	—	—	—	—
	PSU(4)	05/15/2025	03/13/2025				37,736	150,943	226,415	—	—	—	91,139
	RSU(5)	05/15/2025	03/13/2025							226,415	—		136,709
Eve Saltman (7)	Cash	N/A	—		366,750	550,125	—	—	—	—	—	—	—
	PSU(4)	0	0	—	—	—	—	—	—	—	—	—	—
	RSU(5)	0	0	—	—	—	—	—	—	—	—	—	—
(1)This column sets forth the fiscal 2025 target bonus amount for each of Messrs. Woodman, McGee, Jahnke, Stephen and Nakayama and Ms. Saltman under our 2025 Executive Bonus Plan. “Threshold” refers to the minimum amount payable for a certain level of performance assuming performance above 0%; “Target” refers to the amount payable if specified performance targets are reached; and “Maximum” refers to the maximum payout possible. Mr. Jahnke's participation in the 2025 Executive Bonus Plan is based on a combination of his annual salary and commissions earned under the GoPro sales incentive plan as noted above. The amounts reported for each fiscal year for Mr. Jahnke also includes the amount earned by him under the GoPro sales incentive plan for the applicable fiscal year. For each of Messrs. Woodman, McGee Jahnke, Stephen and Nakayama and Ms. Saltman, their payouts are detailed above in the 2025 Summary Compensation Table as have been certified by the Compensation Committee. The fiscal 2025 achievement for each NEO is described above in “Compensation Discussion and Analysis - Annual Cash Bonus" discussion.
(2)The amounts in these columns represent the threshold, target, and maximum number of shares that may be earned and vest with respect to PSUs granted during fiscal 2025.
(3)The amounts reported in this column represent the aggregate grant date fair value of each award computed in accordance with FASB ASC Topic 718. The grant date fair value for PSU awards was computed based on achievement of the PSU awards’ performance at 100% of the target number of shares granted, which was the probable outcome of the performance conditions on the grant date. The grant date fair value for both RSUs and PSUs was determined to be equal to the closing price of our Class A common stock on date of grant. Note that the amounts reported in this column reflect the accounting cost for these awards and do not correspond to the actual economic value that may be received by the NEO.
(4)The PSUs granted on May 15, 2025, are scheduled to vest between February 15, 2026, and February 15, 2028, subject to the satisfaction of the defined performance conditions for the performance period beginning on January 1, 2025, and ending on December 31, 2025, as determined by the committee.

The determination of the number of PSUs granted which are ultimately deemed to have been earned will be based on the Non-GAAP Operating Income Metric (100% of the PSUs granted). If the committee determines 100% Non-GAAP Operating Income Hurdle (the "Hurdle") has not been achieved, none of the shares under the PSU awards will vest and all PSUs subject to the award will immediately be forfeited in their entirety. If the committee determines that the Threshold Hurdle has been achieved or exceeded, the number of PSUs earned will be determined according to the Hurdle Schedule and the earned PSUs subject to that Hurdle will then be subject to the time-based vesting schedule described below.

	% PSUs Granted that are Earned
Performance Metric	Threshold	Target	Maximum
100% Non-GAAP Operating Income Hurdle	25%	100%	150%

If the achievement against the Hurdle falls between the Threshold and the Target or between the Target and the Maximum, the committee will determine the number of PSUs subject to that metric which will be deemed to have been earned and become subject to the time-based vesting.

After the number of earned PSUs has been determined, 1/3rd of the earned PSUs will vest on the later of (x) February 15, 2026, or (y) the date when the committee determines the Hurdle(s) achieved, and the remaining earned PSUs will vest quarterly thereafter as to 1/12th of the earned PSUs on the 15th of each of February, May, August and November, subject to the participant’s continued service to the Company through each vesting date. Earned but unvested PSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.

(5)    One-fourth of the total RSUs granted will vest on May 15, 2026, and an additional 1/4th will vest annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.

(6)    One-sixth of the total RSUs granted will vest on August 15, 2026, and an additional 1/6th will vest semi-annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.

(7)    Ms. Saltman stepped down from her role at GoPro, effective as of the close of business on May 23, 2025. As noted above, on March 13, 2025, the Compensation Committee approved Ms. Saltman for both an RSU award and a PSU award  effective May 15, 2025, assuming continuous service through the approved grant date. On May 7, 2025, given Ms. Saltman's imminent departure from GoPro, the Compensation Committee rescinded the previously approved awards prior to the effective grant date. As such, Ms. Saltman did not receive any equity awards in 2025.

Outstanding Equity Awards at December 31, 2025 Table

The following table provides information concerning unexercised options, stock that has not vested and outstanding equity incentive plan awards for each NEO as of December 31, 2025.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Options Unexercisable	Option Exercise Price ($)(1)	Option Expiration Date	Award Type	Equity Incentive Plan Awards: Number of Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Shares, Units or Other Rights That Have Not Vested ($)(2)	Award Type	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Nicholas Woodman	—	—	—	—				N/A	—	—
	—	—	—	—	PSU(3)	31,183	43,968	N/A	—	—
	—	—	—	—	PSU(4)	—	—	N/A	—	—
	—	—	—	—	PSU(5)	—	—	N/A	—	—
Brian McGee					RSU(6)	25,589	638,490
	86,800(7)	0	10.71	02/02/2026	RSU(8)	107,143	638,490	N/A	—	—
	113,636(9)	0	9.44	02/14/2027	RSU(10)	182,244	638,490	N/A	—
	25,184(11)	0	5.74	05/14/2028	RSU(12)	452,830	638,490	N/A	—	—
	95,819(13)	0	7.55	05/14/2029					—	—
	90,423(14)	0	4.08	02/17/2030	PSU(3)	6,084	33,159	N/A	—	—
	63.353(15)	0	7.91	02/22/2031	PSU(4)	—	—	N/A	—	—
	83,624(16)	3,636(16)	8.70	02/16/2032	PSU(5)	—	—	N/A	—	—
Dean Jahnke	55,626(17)	0	5.83	08/14/2028	RSU(6)	10,876	15,335	N/A	—	—
	60,976(18)	0	7.55	05/14/2029	RSU(8)	45,536	64,206	N/A	—	—
	81,019(19)	0	4.08	02/17/2030	RSU(10)	83,412	117,611	N/A	—	—
	34,113(15)	0	7.91	02/22/2031	RSU(12)	226,415	319,245	N/A	—	—
	35,540(16)	1,546(16)	8.70	02/16/2032					—	—
	—	—	—	—	PSU(3)	2,586	3,646	N/A	—	—
	—	—	—	—	PSU(4)	—	—	N/A	—	—
	—	—	—	—	PSU(5)	—	—	N/A	—	—
Jason Stephen	—	—	—	—	RSU(20)	5,506	7,763
	—				RSU(21)	5,000	7,050
	—	—	—	—	RSU(22)	10,000	14,100
	—				RSU(12)	113,208	159,623
	—	—	—	—	PSU(5)	—	—	N/A	—	—
Vince Nakayama(23)	103,213	—	3.58	11/14/2033	—	—	—	—	—
Eve Saltman(24)	—	—	—	—	—	—	—	—	—	—

(1)Represents the fair market value of a share of our Class A or Class B common stock, as applicable. For options granted pre-IPO, market value of our common stock was determined by our board of directors on the date of grant. For options granted after our IPO, market value is the closing price of our Class A common stock on the date of grant.
(2)The amounts in these columns represent shares underlying RSUs with service-based vesting requirements, including PSUs for which the performance conditions have been satisfied but are subject to additional time-based service requirements. The PSUs for which the performance conditions have been satisfied continue to be denoted as "PSUs" in these columns for reference. The share numbers and values for the 2023 PSUs for which the performance conditions have been met reflect a downward adjustment to 51.11% of the original target shares based on the goal metric certification by the Compensation Committee on February 8, 2024.The share numbers and values for the 2024 PSUs reflect a downward adjustment to 0% of the original target shares based on the goal metric certification by the Compensation Committee on February 7, 2025. The share numbers and values for the 2025 PSUs reflect a downward adjustment to 0% of the original target shares based on the goal metric certification by the Compensation Committee on February 11, 2026.
(3)After the number of earned PSUs was determined by the Compensation Committee on February 8, 2024, 1/3rd of the earned PSUs vested on February 15, 2024, and the remaining earned PSUs will vest quarterly on the 15th of each of February, May, August and November, until the PSUs are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested PSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(4)The PSUs granted in 2024 were determined to have been forfeited in their entirety based on the goal metric certification by the Compensation Committee on February 7, 2025.
(5)The PSUs granted in 2025 were determined to have been forfeited in their entirety based on the goal metric certification by the Compensation Committee on February 11, 2026.
(6)One-fourth of the total RSUs granted vested on February 15, 2023, and an additional 1/4th will vest annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(7)One-fourth of the total options granted vested on February 15, 2017, and an additional 1/48th vested monthly thereafter until the options were fully vested. These options are now fully vested.
(8)One-fourth of the total RSUs granted vested on February 15, 2024, and an additional 1/4th will vest annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(9)One-sixth of the total options granted vested on August 15, 2017, and an additional 1/36th vested monthly thereafter until the options were fully vested. These options are now fully vested.
(10)One-fourth of the total RSUs granted vested on May 15, 2025, and an additional 1/4th will vest annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company
(11)One-fourth of the total options granted vested on February 15, 2019, and an additional 1/48th vested monthly thereafter until the options were fully vested. These options are now fully vested.
(12)One-fourth of the total RSUs granted will vest on May 15, 2026, and an additional 1/4th will vest annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(13)One-fourth of the total options granted vested on February 15, 2020, and an additional 1/48th vested monthly thereafter until the options were fully vested. These options are now fully vested.
(14)One-fourth of the total options granted vested on February 15, 2021, and an additional 1/48th vested monthly thereafter, until the options were fully vested. These options are now fully vested.
(15)One-fourth of the total options granted vested on February 15, 2022, and an additional 1/48th vested monthly thereafter, until the options were fully vested.These options are now fully vested.
(16)One-fourth of the total options granted vested on February 15, 2023, and an additional 1/48th will vest monthly thereafter, until the options are fully vested, Unvested options may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(17)One-fourth of the total options granted vested on August 15, 2019, and an additional 1/48th vested monthly thereafter until the options were fully vested. These options are now fully vested.
(18)One-fourth of the total options granted vested on February 15, 2020, and an additional 1/48th will vested monthly thereafter until the options were fully vested. These options are now fully vested.
(19)One-fourth of the total options granted vested on February 15, 2021, and an additional 1/48th vested monthly thereafter until the options were fully vested. These options are now fully vested.
(20)One-sixth of the total RSUs granted will vested on August 15, 2023, and an additional 1/6th will vest semi-annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(21)One-sixth of the total RSUs granted will vested on August 15, 2024, and an additional 1/6th will vest semi-annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.

(22)One-sixth of the total RSUs granted will vested on August 15, 2025, and an additional 1/6th will vest semi-annually thereafter until the units are fully vested, subject to the participant’s continued service to the Company through each vesting date. Unvested RSUs may accelerate and become vested subject to the terms of the change in control and severance agreement between the participant and the Company.
(23)Upon the departure of Mr. Nakayama effective December 31, 2025, all outstanding unvested RSU/PSU equity awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remain outstanding for the standard 3-month post-termination exercise grace period.
(24)Upon the departure of Ms. Saltman, effective May 23, 2025, all outstanding unvested RSU/PSU equity awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remain outstanding for the standard 3-month post-termination exercise grace period. As of December 31, 2025, Ms. Saltman no longer holds any outstanding awards or stock options.

2025 Option Exercises and Stock Vested Table
The following table provides information concerning the exercise of options (the "Option Awards") and the vesting of RSUs and PSUs (the "Stock Awards") in 2025 for each NEO as of December 31, 2025. Value realized on vesting of RSUs and PSUs is based on the fair market value of our Class A common stock on the vesting date multiplied by the number of shares vested and does not necessarily reflect the proceeds received by the NEO.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)
Nicholas Woodman	—	—	144,090	153,919
Brian McGee	—	—	184,949	152,210
Dean Jahnke	—	—	82,666	67,736
Jason Stephen			19,417	21,499
Vince Nakayama			162,855	181,313
Eve Saltman	—	—	80,869	62,503
Change in Control Arrangements with our Named Executive Officers
Arrangements with Mr. Woodman
Under his employment letter dated June 2, 2014, Mr. Woodman is eligible to receive severance payments and benefits upon a qualifying termination of employment, including a termination of employment in connection with a change in control of our company.
If Mr. Woodman’s employment is terminated by us for any reason other than cause or he resigns for good reason prior to a change in control of GoPro, he will be eligible to receive:
•a single lump sum payment equal to the sum of 12 months of his then-current base salary and target bonus (assuming a 150% achievement threshold);
•an additional payment equal to the pro-rata portion of his target bonus for the year of his termination of employment; and
•continuation of COBRA benefits for 12 months following his termination of employment (or if applicable law requires otherwise, a lump sum payment equal to that amount).
If Mr. Woodman’s employment is terminated by us for any reason other than cause or he resigns for good reason within 24 months following a change in control of GoPro, he will be eligible to receive:
•a single lump sum payment equal to the sum of 24 months of his then-current base salary and target bonus (assuming a 150% achievement threshold);
•an additional payment equal to the pro-rata portion of his target bonus for the year of his termination of employment;

•full accelerated vesting of all the shares of our common stock subject to his then-outstanding and unvested equity awards, if any; and
•continuation of benefits under COBRA for 18 months following his termination of employment (or if applicable law requires otherwise, a lump sum payment equal to that amount).
These payments and benefits are conditioned on Mr. Woodman’s execution and delivery of an irrevocable release and waiver of claims to us within the 60 days following his termination of employment.
Further, if we undergo a change in control, any payments that would be “parachute payments” within the meaning of Section 280G of the Internal Revenue Code will be reduced so that Mr. Woodman retains, on an after-tax basis, the greatest amount of these payments.
Arrangements with our other NEOs
Our other NEOs are eligible to receive severance payments and benefits upon a qualifying termination of employment, including a termination of employment in connection with a change in control of our company.
Pursuant to their change in control and severance agreements, if employment is terminated by us for any reason other than for cause or a participant voluntarily resigns for good reason within the three-month period preceding or the 12-month period following a change in control of GoPro, each participant will be eligible to receive:
•12 months of his or her then-current base salary;
•100% of participant's target annual bonus;
•$3,000 per month for 12 months in lieu of employee benefits; and
•all of the shares of our common stock subject to each then-outstanding and unvested equity award held by the participant, including awards that would otherwise only vest upon satisfaction of performance criteria, will accelerate and become vested and exercisable in full immediately prior to participant's separation from service.
Further, if we undergo a change in control, any payments that would be “parachute payments” within the meaning of Section 280G of the Internal Revenue Code will be reduced so that the participant retains, on an after-tax basis, the greatest amount of these payments. We have not agreed and are not otherwise obligated to provide any NEO with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999 or 409A of the Internal Revenue Code.
See "Severance and Change in Control Arrangements" above for additional information about these agreements.
Estimated Benefits as of December 31, 2025

The following table sets forth the estimated payments and benefits that would be received by each of the NEOs upon a change in control of GoPro, upon a termination of employment without cause or following a resignation for good reason under our Executive Severance Policy, or in the event of a termination of employment without cause or following a resignation for good reason in connection with a change in control in GoPro under our Change in Control and Severance Policy. This table reflects amounts payable to each NEO assuming that his or her employment was terminated on December 31, 2025, and the change in control of the Company also occurred on that date. The closing market price per share of our Class A common stock on December 31, 2025, was $1.41.

	Change in Control		Termination of Employment No Change in Control					Termination of Employment Change in Control
Named Executive Officer	Accelerated Vesting of Equity Awards ($)(1)	Total ($)	Severance Payment ($)	Medical Benefits Continuation ($)		Accelerated Vesting of Equity Awards ($)(1)	Total ($)	Severance Payment ($)	Medical Benefits Continuation ($)		Accelerated Vesting of Equity Awards ($)(1)	Total ($)
Nicholas Woodman	—	—	1,700,000	40,121	(2)	—	1,740,121	2,550,000	60,182	(2)	43,968	2,654,150
Brian McGee	—	—	730,000	40,121		—	770,121	1,460,000	36,000		1,091,184	2,587,184
Dean Jahnke	—	—	449,500	40,121		—	489,621	786,625	36,000		520,043	1,342,668
Jason Stephen			380,000	34,589			414,589	608,000	36,000		188,536	832,536
Vince Nakayama(3)	—	—	510,000	40,121		—	550,121	892,500	36,000		—	928,500
Eve Saltman(3)	—	—	489,000	34,589		—	523,589	855,750	36,000		—	891,750
(1)The value of the accelerated vesting of outstanding and unvested equity awards has been calculated based on the closing market price of our Class A common stock on Nasdaq on December 31, 2025, which was $1.41 per share, less, if applicable, the exercise price of each outstanding and unvested stock option. PSUs granted in 2023 subject to accelerated vesting upon a qualifying termination of 100% of eligible unvested shares reflect a downward adjustment to 51.11% of the original target shares based on the goal metric certification by the Compensation Committee on February 8, 2024. PSUs granted in 2024 subject to accelerated vesting upon a qualifying termination of 100% of eligible unvested shares reflect a downward adjustment to 0% of the original target shares based on the goal metric certification by the Compensation Committee on February 7, 2025. PSUs granted in 2025 subject to accelerated vesting upon a qualifying termination of 100% of eligible unvested shares reflect a downward adjustment to 0% of the original target shares based on the goal metric certification by the Compensation Committee on February 11, 2026 and are excluded from this calculation..

(2)This amount is cost of COBRA continuation based on Mr. Woodman's 2025 medical, dental and vision benefits costs.

(3)Upon the departure of Mr. Nakayama and Ms. Saltman, effective December 31, 2025 and May 23, 2025, respectively, all of their outstanding unvested RSU and PSU awards and unvested stock options were immediately forfeited in their entirety for no consideration. Vested stock options remained outstanding for the standard 3-month post-termination exercise grace period. All vested stock options were underwater on December 31, 2025.

CEO Pay Ratio
The annual total compensation of our Chief Executive Officer, Mr. Woodman for 2025, as reported in the 2025 Summary Compensation Table, was $772,315. The annual total compensation of our median employee, excluding Mr. Woodman, for 2025 was $132,688. Based on this information, for 2025, the ratio of the annual total compensation of Mr. Woodman to that of our median employee was approximately 5.8 to 1.
Calculation Methodology
We identified the employee with compensation at the median of the compensation of all our employees, excluding Mr. Woodman, (the “median employee”) by considering our employee population as of December 31, 2025 (the “employee population determination date”). On the employee population determination date, we had 640 employees, excluding our Chief Executive Officer, of which 334 employees were based in the United States and 306 employees were located outside of the United States. We considered all individuals who were employed by us on a worldwide basis (including our consolidated subsidiaries) on the employee population determination date, whether employed on a full-time, part-time, seasonal or temporary basis, including employees on a partial-year leave of absence. The compensation measure used for purposes of identifying the median employee was based on earned salary or wages in 2025. In the case of foreign employees, total direct compensation also included “13th month pay” and any holiday allowance that was statutorily required to be paid as we view such compensation to be akin to earned salary or wages, and all amounts were converted to U.S. dollars using exchange rates in effect on the employee population determination date, without making any cost of living adjustments for employees outside of the United States. We also annualized the cash compensation of any permanent employees that were not employed by us for all of 2025. We believe our methodology represents a consistently applied compensation measure that strikes a balance between administrative burden and consistent treatment of the primary compensation components for our worldwide employee population.
After identifying our median employee, in calculating the annual total compensation of such employee, we used the same methodology we use to calculate the amount reported for our NEOs in the “Total” column of the 2025 Summary Compensation Table.
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street, and Item 402(v) of Regulation S-K, we are disclosing the following information about the relationship between executive compensation actually paid and other measures of Company performance. The following disclosures are made in compliance with these rules; for additional information regarding our compensation philosophy, the structure of our compensation programs, how the Company aligns executive compensation with the Company’s performance, and compensation decisions made this year, refer to the “Compensation Discussion and Analysis” section above.
The following tables provide information regarding the "Compensation Actually Paid" to our CEO and other NEOs (as a group) for the fiscal years 2025, 2024, 2023, 2022, and 2021.

Year	Summary Compensation Table Total for CEO[1]	Compensation Actually Paid to CEO[2]	Average Summary Compensation Table Total for Non-CEO NEOs[3]	Average Compensation Actually Paid to Non-CEO NEOs[4]	Value of Initial Fixed $100 Investment Based On:		GAAP Net Income (Loss) (thousands)[7]	Company Selected Performance Measure
					Total Shareholder Return[5]	Peer Group Total Shareholder Return[6]		Non-GAAP Operating Income (Loss) (thousands)[8]
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$772,315	$703,063	$1,025,835	$1,374,602	$17	$39	$(93,487)	$(40,702)
2024	$2,370,114	$1,281,265	$1,097,102	$281,114	$13	$71	$(432,311)	$(80,327)
2023	$5,676,143	$2,797,277	$1,669,427	$934,379	$42	$128	$(53,183)	$(34,075)
2022	$4,791,144	$1,538,424	$1,649,756	$1,156,260	$60	$104	$28,847	$85,547
2021	$5,110,365	$4,050,910	$1,754,293	$1,373,659	$125	$112	$371,171	$155,667

1 The dollar amounts reported in column (b) are the amounts of total compensation reported for Mr. Woodman (our Chief Executive Officer) for each corresponding year in the “Total” column of the Summary Compensation Table. Refer to “2025 Summary Compensation Table” above for additional information on the 2025 compensation.

2 The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Mr. Woodman, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Mr. Woodman during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Mr. Woodman’s total compensation for each year to determine the compensation actually paid:

Year	Reported Summary Compensation Table Total for PEO	Reported Value of Equity Awards(a)	Equity Award Adjustments(b)	Reported Change in the Actuarial Present Value of Pension Benefits(c)	Pension Benefit Adjustments(d)	Compensation Actually Paid to PEO
2025	$772,315	$(569,623)	$500,371	—	—	$703,063
2024	$2,370,114	$(1,519,938)	$431,089	—	—	$1,281,265
2023	$5,676,143	$(4,239,108)	$1,360,242	—	—	$2,797,277
2022	$4,791,144	$(3,615,355)	$362,635	—	—	$1,538,424
2021	$5,110,365	$(3,121,199)	$2,061,744	—	—	$4,050,910

a.The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for the applicable year.

b.The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. We approached the determination of fair value in the same manner as we have historically determined fair value under ASC 718, using valuation assumptions and methods/models that are generally consistent with those used to determine fair value at grant under US GAAP.

The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Equity Awards	Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	$1,330,188	$(396,084)	$—	$(433,733)	$—	$—	$500,371
2024	$974,548	$180,976	$—	$(724,435)	$—	$—	$431,089
2023	$2,540,536	$(590,578)	$—	$(589,716)	$—	$—	$1,360,242
2022	$2,069,479	$(876,836)	$—	$(830,008)	$—	$—	$362,635
2021	$4,068,213	$(860,784)	$—	$(1,145,685)	$—	$—	$2,061,744

c.The Company does not have any pension benefits so there are no service costs to report.

d.The Company does not have any pension benefits so there are no adjustments to report.

3 The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s named executive officers (NEOs) as a group (excluding Mr. Woodman, who has served as our CEO since 2004) in the “Total” column of the Summary Compensation Table in each applicable year. The names of each of the NEOs (excluding Mr. Woodman) included for purposes of calculating the average amounts in each applicable year are as follows: (i) for 2025, Brian McGee, Dean Jahnke, Jason Stephen, Vince Nakayama; and Eve Saltman, (ii) for 2024, Brian McGee, Eve Saltman and Dean Jahnke; (iii) for 2023, Brian McGee, Eve Saltman, Dean Jahnke and Kevin Hinge; (iv) for 2022, Brian McGee, Eve Saltman, Kevin Hinge and Dean Jahnke; and (v) for 2021, Brian McGee, Aimée Lapic, Eve Saltman and Dean Jahnke.

4 The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Mr. Woodman), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to the NEOs as a group (excluding Mr. Woodman) during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Woodman) for each year to determine the compensation actually paid, using the same methodology described above in Note 2:

Year	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Average Reported Value of Equity Awards(a)	Average Equity Award Adjustments(a)	Average Reported Change in the Actuarial Present Value of Pension Benefits	Average Pension Benefit Adjustments(b)	Average Compensation Actually Paid to Non-PEO NEOs
2025	$1,025,835	$(235,358)	$584,126	$—	$—	$1,374,602
2024	$1,097,102	$(439,564)	$(376,424)	$—	$—	$281,114
2023	$1,669,427	$(956,382)	$221,334	$—	$—	$934,379
2022	$1,649,756	$(494,141)	$645	$—	$—	$1,156,260
2021	$1,754,293	$(407,773)	$27,139	$—	$—	$1,373,659

a.The amounts deducted or added in calculating the total average equity award adjustments are as follows:

Year	Average Year End Fair Value of Equity Awards	Year over Year Average Change in Fair Value of Outstanding and Unvested Equity Awards	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Year over Year Average Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Average Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$481,688	$124,958	$540	$(23,060)	$—	$—	$584,126
2024	$281,838	$(342,758)	$—	$(315,504)	$—	$—	$(376,424)
2023	$573,169	$(191,685)	$—	$(18,413)	$(141,737)	$—	$221,334

2022	$13,340	$(11,139)	$—	$(1,556)	$—	$—	$645
2021	$17,732	$8,209	$—	$1,198	$—	$—	$27,139

b.Pension Benefits

The Company does not have any pension benefits so this table is not applicable.

5 Represents the cumulative total shareholder return ("TSR") of GoPro, Inc. for the measurement periods ending on December 31 of each of 2025, 2024, 2023, 2022, and 2021, respectively. The comparison assumes $100 was invested on December 31, 2020 in our common stock.

6 Peer TSR represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer TSR for each year reflects what the cumulative value of $100 would be, including reinvestment of dividends, if such amount were invested into the peer group on December 31, 2020. The peer group used for this purpose is the Company’s compensation peer group as disclosed in the “Compensation Discussion & Analysis” sections of each of our 2025, 2024, 2023, 2022 and 2021 Annual Proxy Statements, respectively. For peers who were not yet publicly traded as of December 31, 2020, the calculation assumes investment of $100 into the peer as of the first date the peer began trading as a public company. The exclusion of certain peers for this analysis is due to these companies being acquired. The Company updated its peer group in 2025 to create a better alignment between GoPro and its peer group with respect to key financial criteria and companies in comparable industries. If the peer group would have remained unchanged, the cumulative peer Total Shareholder Return in 2025 would have been $78, (compared to the $39 for the 2025 current peer group).

7 The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

8 Non-GAAP operating income (loss) is a non-GAAP measure. For a reconciliation from operating income (loss) as disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026, to non-GAAP operating income (loss), refer to Appendix C: Reconciliation of GAAP to Non-GAAP Financial Measures. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that non-GAAP operating income (loss) is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the company to link compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to Company performance.

Financial Performance Measures

As described in greater detail in “Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase the value of our enterprise for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
~~•~~non-GAAP Operating Income (Loss)

Analysis of the Information Presented in the Pay versus Performance Table

As described in more detail in the section “Compensation Discussion and Analysis,” the Company’s executive compensation program utilizes several performance measures to align executive compensation with Company performance, which are not all presented in the Pay versus Performance table. In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay versus Performance table.
Compensation Actually Paid and Cumulative TSR

As demonstrated by the following graph, the amount of compensation actually paid ("CAP") to Mr. Woodman and the average amount of compensation actually paid to the Company’s NEOs as a group (excluding Mr. Woodman) is aligned with the Company’s cumulative TSR over the four years presented in the table. The alignment of compensation actually paid to the Company’s cumulative TSR over the period presented is due to a significant portion of compensation actually paid to Mr. Woodman and to the other NEOs is comprised of equity awards. As described in more detail in the section “Compensation Discussion and Analysis,” the Company targets that approximately 33% of the value of total compensation awarded to the NEOs is to be comprised of equity awards, including RSUs, PSUs and stock options.

* Cumulative TSR of the Company vs. Cumulative TSR of the Peer Group: The Company's cumulative TSR was $17 for the five year period ending December 31, 2025, which was less than the Peer Group TSR of $39 for the same period.

Compensation Actually Paid and Net Income

As demonstrated by the following table, the CAP to Mr. Woodman and the average CAP to the Company’s NEOs as a group (excluding Mr. Woodman) is generally aligned with the Company’s net income (loss) over the five years presented in the table. While the Company does not use net income (loss) as a performance measure in the overall executive compensation program, the measure of net income (loss) is correlated with the measure Adjusted EBITDA, which the Company does use for setting goals in the Company’s Executive Bonus Program and the PSUs that are awarded to the NEOs. As described in more detail in the section “Compensation Discussion and Analysis,” the Company targets that approximately 39% of the value of total compensation awarded to the NEOs consists of amounts determined under the Company's Executive Bonus Program.

Compensation Actually Paid and non-GAAP Operating Income (Loss)

As demonstrated by the following graph, the CAP to Mr. Woodman and the average CAP to the Company’s NEOs as a group (excluding Mr. Woodman) is generally aligned with the Company's non-GAAP operating income (loss) over the five years presented in the table. As described above, a reconciliation from operating income (loss) as disclosed in the Company's Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on March 12, 2026 to non-GAAP operating income (loss) is shown in Appendix C: Reconciliation of GAAP to Non-GAAP Financial Measures. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that non-GAAP operating income (loss) is the financial performance measure that, in the Company’s assessment, represents the most important performance measure (that is not otherwise required to be disclosed in the table) used by the Company to link compensation actually paid to the company’s NEOs, for the most recently completed fiscal year, to Company performance. The Company utilizes non-GAAP operating income (loss) when setting goals in the Company’s Executive Bonus Program. As described in more detail in the section “Compensation Discussion and Analysis,” the Company targets that approximately 39% of the value of total compensation awarded to the NEOs consists of amounts determined under the Company Executive Bonus Program.

EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2025, with respect to compensation plans under which shares of our Class A common stock or Class B common stock may be issued. As of December 31, 2025, other than as described below, no equity securities were authorized for issuance under equity compensation plans not approved by shareholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)(2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities) Reflected in Column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	13,462,553(3)	7.0600	10,119,573(4)
Total	13,462,553	7.0600	10,119,573
(1)Includes our 2014 EIP and 2024 EIP. In June 2023 stockholders approved the GoPro, Inc. 2024 EIP which became active effective February 15, 2024, and all equity grants on or following February 15, 2024, were awarded under and governed by the 2024 EIP. Excludes purchase rights accruing under our 2014 Employee Stock Purchase Plan ("2014 ESPP") and 2024 Employee Stock Purchase Plan ("2024 ESPP").
(2)The weighted-average exercise price is based solely on the exercise prices of the outstanding stock options and does not reflect the shares that will be issued in connection with the settlement of outstanding RSUs or PSUs, which have no exercise price.
(3)The 2014 EIP has expired and there are no shares of common stock available for future issuance under the 2014 EIP, however, the 2014 EIP will continue to govern the terms of outstanding options or awards granted thereunder.
(4)As noted in footnote (1), above, this table does not include rights accruing under our 2014 ESPP or 2024 ESPP. In June 2023 stockholders approved the GoPro, Inc. 2024 ESPP, which became active effective February 15, 2024, and all purchase rights granted on or following February 15, 2024, were awarded under and governed by the 2024 ESPP. The 2014 ESPP expired and there are no longer any purchase rights accruing under the 2014 ESPP. As of December 31, 2025, there were 8,344,688 shares available for future purchases under the 2024 ESPP.

RELATED PARTY TRANSACTIONS
Pursuant to the Audit Committee charter, the Audit Committee has oversight responsibility to review, approve or disapprove any related party transaction. Excluding executive officer and director compensation arrangements discussed above under “Executive Compensation” and “Proposal No. 1 – Election of Directors – Director Compensation,” related party transactions are transactions, arrangements or relationships between the Company and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person is determined to have, have had, or expects to have a direct or indirect material interest or transactions, arrangements or relationships that would cast into doubt the independence of a director, would present the appearance of a conflict of interest between the Company and the related person or is otherwise prohibited by law, rule or regulation. Other than the transactions described below, since January 1, 2025, there has not been, nor is there currently proposed, any transaction in which:
•    we have been or are to be a participant;
•    the amount involved exceeds $120,000; and
•    any of our directors, nominees for directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person (other than a tenant or employee) sharing the household with any of these individuals, had or will have a direct or indirect material interest.
Offer Letters and Change In Control Agreements
We have entered into offer letters and change in control severance agreements with our executive officers that, among other things, provide for severance and change in control benefits. See “Severance and Change in Control Agreements” and "Change in Control Agreements with Our Named Executive Officers" above for information about these agreements.
Indemnification of Directors and Officers
We have entered into indemnification agreements with each of our directors and executive officers. These indemnification agreements and our Restated Certificate of Incorporation and Bylaws provide for indemnification of each of our directors to the fullest extent permitted by Delaware law.
Other Transactions
Subscription Agreement
On November 5, 2025, we entered into a Subscription Agreement (the “Subscription Agreement”) with The Woodman Family Trust under Trust Agreement dated March 11, 2011 (the “Purchaser”), of which Mr. Nicholas Woodman, our Chief Executive Officer and Chairman of our Board, is co-trustee, pursuant to which we issued and sold to the Purchaser 1,129,944 shares of our Class A Common Stock, par value $0.0001, at a price per share of $1.77, for an aggregate purchase price of $2,000,000. On November 10, 2025, the Class A common stock shares were issued to the Purchaser pursuant to the Subscription Agreement.

Venue Access and Filming Agreement

On March 10, 2026, we entered into a venue access and filming agreement (the “Original Agreement”) with Nicholas Woodman, our Chief Executive Officer and Chairman of our Board, under which we have the right to access and use two (2) vehicles owned by Mr. Woodman (the “Vehicles”) for the purpose of recording film footage (the “Production”) in connection with a GoPro, Inc. marketing campaign. Pursuant to the Original Agreement, the Vehicles will be loaned to the Company free of charge, subject to and in exchange for the Company’s obligation to procure and maintain a standalone auto insurance policy covering the Vehicles for the duration of the Production, with coverage limits not less than $307,000, which is the aggregate fair market value of the Vehicles. The Original Agreement was subsequently superseded by a separate agreement between Mr. Woodman and the production company behind the Production, which we were not a party to (the “Subsequent Agreement”). As a result of the Subsequent Agreement, the Original Agreement was terminated.

Review, Approval or Ratification of Transactions with Related Parties
Our Corporate Governance Guidelines and our Related Party Transactions policy requires that any transaction with a related party that must be reported under applicable rules of the SEC (other than compensation-related matters), must be reviewed and approved or ratified by our Audit Committee (other than transactions that are subject to review by our Board as a whole or any other committee of our Board). In approving or rejecting any such proposal, our Audit Committee will consider the relevant and available facts and circumstances, including, but not limited to, the extent of the related person’s interest in the transactions, the material facts of the proposed transaction, including the proposed aggregate value of such transaction and whether the proposed transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances. If we become aware of a related party transaction that has not been previously approved or ratified by the Audit Committee, a review process is undertaken by the Audit Committee to determine if the transaction should be ratified, amended, or terminated and/or if any other action is appropriate.

REPORT OF THE AUDIT COMMITTEE
The information contained in the following report of our Audit Committee is not considered to be “soliciting material,” “filed” or incorporated by reference in any past or future filing by us under the Securities Exchange Act of 1934 or the Securities Act of 1933 unless and only to the extent that we specifically incorporate it by reference.
The Audit Committee of our Board is composed of three independent outside directors. The Audit Committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP our audited financial statements for the year ended December 31, 2025. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed pursuant to AS No. 1301 “Communications with Audit Committees” as adopted by the Public Company Accounting Oversight Board.
The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP its independence from GoPro.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the Securities and Exchange Commission on March 12, 2026.
Submitted by the Audit Committee
Miguel A. Lopez Ben, Chair
Michael C. Dennison
Shaz Kahng

ADDITIONAL INFORMATION
Stockholder Proposals to be Presented at Next Annual Meeting
Our Bylaws provide that, for stockholder nominations to the board or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the Secretary at GoPro, Inc., 3025 Clearview Way, San Mateo, California 94402, Attn: General Counsel & Corporate Secretary.
To be timely for the 2027 annual stockholder meeting (the “2027 Annual Meeting”) a stockholder’s notice must be delivered to or mailed and received by our Secretary at our principal executive offices not earlier than 5:00 p.m. (Pacific Time) on February 17, 2027 and not later than 5:00 p.m. (Pacific Time) on March 19, 2027. A stockholder’s notice to the Secretary must set forth each matter the stockholder proposes to bring before the annual meeting and the information required by our Bylaws.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our 2027 Annual Meeting must be received by the Secretary no later than December 22, 2026 in order to be considered for inclusion in our proxy materials for that annual meeting. Stockholders are advised to review the Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and nominations.
In addition to satisfying the requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 5, 2027.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and any persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such forms furnished to us and written representations from the directors and executive officers, we believe that all Section 16(a) filing requirements were timely met in 2025, except that, due to administrative delay, the Form 3 for Mr. Nakayama dated February 28, 2025 was filed late.
Available Information
GoPro will mail without charge, upon written request, a copy of (i) GoPro’s Annual Report, including the financial statements and list of exhibits, and any exhibit specifically requested, and (ii) any of the documents incorporated by reference into this Proxy Statement. Requests should be sent to:
GoPro, Inc.
3025 Clearview Way
San Mateo, California 94402
Attn: Investor Relations

Incorporation of Certain Documents by Reference
The SEC allows us to "incorporate by reference" information into this Proxy Statement. That means we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this Proxy Statement, except to the extent that such information is superseded by information contained in this Proxy Statement or in any other subsequently filed document.
This Proxy Statement incorporates by reference Exhibit 4.1 and Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on March 5, 2026.
You may obtain, without charge, a copy of any of the documents incorporated by reference herein upon written request. See "Available Information" above. These documents also are available to the public electronically on the SEC's Website at http://www.sec.gov.
“Householding” — Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our Annual Report and proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps protect the environment as well.
This year, a number of brokers with account holders who are GoPro stockholders will be “householding” our Annual Report and proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of Annual Report and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by contacting Broadridge Financial Solutions by calling 1-866-540-7095 or writing to: Broadridge House Holding Department, 51 Mercedes Way, Edgewood, NY 11717.
Upon written or oral request, GoPro will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, Annual Report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, Annual Report and other proxy materials, you may write GoPro’s Investor Relations department at 3025 Clearview Way, San Mateo, California 94402, Attn: Investor Relations.
Any stockholders who share the same address and currently receive multiple copies of GoPro’s Notice of Internet Availability or Annual Report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or GoPro’s Investor Relations department at the address listed above.

108

OTHER MATTERS
The Board does not presently intend to bring any other business before the Annual Meeting and, so far as is known to the Board, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

APPENDIX C

Reconciliation of GAAP to Non-GAAP Financial Measures

We report net income (loss) and diluted net income (loss) per share in accordance with United States generally accepted accounting principles (GAAP) and on a non-GAAP basis. Additionally, we report non-GAAP adjusted EBITDA. We use non-GAAP financial measures to help us understand and evaluate our core operating performance and trends, to prepare and approve our annual budget, and to develop short-term and long-term operational plans. Our management uses and believes that investors benefit from referring to these non-GAAP financial measures in assessing our operating results. These non-GAAP financial measures should not be considered in isolation from, or as an alternative to, the measures prepared in accordance with GAAP, and are not based on any comprehensive set of accounting rules or principles. We believe that these non-GAAP measures, when read in conjunction with our GAAP financials, provide useful information to investors by facilitating:

•the comparability of our on-going operating results over the periods presented;
•the ability to identify trends in our underlying business; and
•the comparison of our operating results against analyst financial models and operating results of other public companies that supplement their GAAP results with non-GAAP financial measures.

These non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Some of these limitations are:

•adjusted EBITDA does not reflect income tax expense (benefit), which may change cash available to us;
•adjusted EBITDA does not reflect interest income (expense), which may reduce cash available to us;
•adjusted EBITDA excludes depreciation and amortization and, although these are non-cash charges, the property and equipment being depreciated and amortized often will have to be replaced in the future, and adjusted EBITDA does not reflect any cash capital expenditure requirements for such replacements;
•adjusted EBITDA excludes the amortization of point of purchase (POP) display assets because it is a non-cash charge, and is treated similarly to depreciation of property and equipment and amortization of acquired intangible assets;
•adjusted EBITDA and non-GAAP net income (loss) exclude restructuring and other related costs which primarily include severance-related costs, stock-based compensation expenses, manufacturing consolidation charges, facilities consolidation charges recorded in connection with restructuring actions, including right-of-use asset impairment charges (if applicable), and the related ongoing operating lease cost of those facilities recorded under ASC 842, Leases. These expenses do not reflect expected future operating expenses and do not contribute to a meaningful evaluation of current operating performance or comparisons to the operating performance in other periods;
•adjusted EBITDA and non-GAAP net income (loss) exclude stock-based compensation expense related to equity awards granted primarily to our workforce. We exclude stock-based compensation expense because we believe that the non-GAAP financial measures excluding this item provide meaningful supplemental information regarding operational performance. In particular, we note that companies calculate stock-based compensation expense for the variety of award types that they employ using different valuation methodologies and subjective assumptions. These non-cash charges are not factored into our internal evaluation of non-GAAP net income (loss) as we believe their inclusion would hinder our ability to assess core operational performance;
•adjusted EBITDA and non-GAAP net income (loss) excludes a gain on insurance proceeds because it is not reflective of ongoing operating results in the period, and the frequency and amount of such gains and losses vary;
•adjusted EBITDA and non-GAAP net income (loss) excludes any gain or loss on the extinguishment of debt because it is not reflective of ongoing operating results in the period, and the frequency and amount of such gains and losses vary;
•adjusted EBITDA and non-GAAP net income (loss) excludes a gain (loss) on the revaluation of warrants because it is not reflective of ongoing operating results in the period, and hinders our ability to assess core operational performance;
•adjusted EBITDA and non-GAAP net income (loss) excludes goodwill impairment charges as they do not reflect ongoing operating results in the period and hinders our ability to assess core operational performance;
•non-GAAP net income (loss) excludes acquisition-related costs including the amortization of acquired intangible assets (primarily consisting of acquired technology), the impairment of acquired intangible assets (if applicable), as well as third-party transaction costs incurred for legal and other professional services. These costs are not factored into our evaluation of potential acquisitions, or of our performance after completion of the acquisitions because these costs are not related to our core operating performance or reflective of ongoing operating results in the period, and the frequency and amount of such costs vary significantly based on the timing and magnitude of our acquisition transactions and the maturities of the businesses being acquired. Although we exclude the amortization of acquired intangible assets from our non-GAAP net income (loss), management believes that it is important for investors to understand that such intangible assets were recorded as part of purchase accounting and can contribute to revenue generation;
•non-GAAP net income (loss) excludes a gain on the sale and/or license of intellectual property. This gain is not related to our core operating performance or reflective of ongoing operating results in the period, and the frequency and amount of such gains are inconsistent;
•non-GAAP net income (loss) includes income tax adjustments which reflect the current and deferred income tax expense (benefit) and the effect of non-GAAP adjustments;
•GAAP and non-GAAP net income (loss) per share includes the dilutive, tax effected cash interest expense associated with our 2025 Notes in periods of net income, as if converted at the beginning of the period; and
•other companies may calculate these non-GAAP financial measures differently than we do, limiting their usefulness as comparative measures.

The following table presents a reconciliation of operating loss to non-GAAP operating loss:

(in thousands)	Year ended December 31,
	2025	2024	2023	2022	2021
GAAP operating income (loss)	$(83,341)	$(135,033)	$(75,463)	$38,955	$113,216
Stock-based compensation	19,542	29,132	41,479	38,991	38,650
Acquisition-related costs	1,895	2,352	822	47	1,152
Goodwill impairment	18,600	—	—	—	—
Restructuring and other costs	2,602	23,222	(913)	7,554	2,649
Non-GAAP operating income (loss)	$(40,702)	$(80,327)	$(34,075)	$85,547	$155,667

PRELIMINARY PROXY CARD SUBJECT TO COMPLETION, DATED APRIL 10, 2026

GoPro

GOPRO, INC.
3025 CLEARVIEW WAY
SAN MATEO, CA 94402-3709

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 1, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/GPRO2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 1, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. In order to have the shares voted, your instructions must be received no later than June 1, 2026 by 11:59 P.M. Eastern Time.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V94256-P44869

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GOPRO, INC.

The Board of Directors recommends you vote FOR all of the following nominees:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Nicholas Woodman
02) Tyrone Ahmad-Taylor
03) Emily S. Culp Hogue
04) Michael C. Dennison
05) Shaz Kahng
06) Miguel A. Lopez Ben
07) Susan Lyne

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) in this document. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

V94257-P44869

GOPRO, INC.
Annual Meeting of Stockholders
June 2, 2026 11:30 AM, PDT
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Nicholas Woodman and Brian McGee, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of GOPRO, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 11:30 AM, PDT on June 2, 2026, at www.virtualshareholdermeeting.com/GPRO2026 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side